VANGUARD
VARIABLE INSURANCE
FUND

Semiannual Report - March 31, 1998

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

         We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

         But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

         They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]

                 JOHN J. BRENNAN
                 Chairman & CEO
JOHN C.  BOGLE
Senior Chairman


CONTENTS
A MESSAGE TO OUR SHAREHOLDERS . . . . . . . . . . . . . . . .    1
THE MARKETS IN PERSPECTIVE  . . . . . . . . . . . . . . . . .    5
REPORTS FROM THE ADVISERS . . . . . . . . . . . . . . . . . .    7
PORTFOLIO PROFILES  . . . . . . . . . . . . . . . . . . . . .   16
PERFORMANCE SUMMARIES . . . . . . . . . . . . . . . . . . . .   27
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . .   32

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

         During the first half of Vanguard Variable Insurance Fund's fiscal year, the U.S. stock market continued to power ahead, fixed-income investments earned solid returns, and international stocks provided wildly uneven, but modestly positive, results. The Fund's nine Portfolios reflected the financial markets' varied returns for the six months ended March 31, 1998, and seven of the nine outperformed comparable mutual funds.

         The table at right presents the total return (capital change plus reinvested dividends) of each Portfolio for the six-month period, along with the results of the average comparable mutual fund and an appropriate unmanaged market benchmark. The total return figures reflect the change in net asset value for each Portfolio, adjusted to include the reinvestment of any income or capital gains distributions. Performance Summaries for the Portfolios, including a breakdown of each fiscal year's returns into their income and capital components, begin on page 27.


------------------------------------------------------------------
                                                    TOTAL RETURNS
                                                  SIX MONTHS ENDED
                                                    MARCH 31, 1998
------------------------------------------------------------------
MONEY MARKET PORTFOLIO*                                + 2.8%
Average Money Market Fund*                             + 2.5
Salomon Three-Month
    Treasury Index                                     + 3.1
------------------------------------------------------------------
HIGH-GRADE BOND PORTFOLIO                              + 4.4%
Average Intermediate-Term
  U.S. Government Fund                                 + 3.9
Lehman Aggregate Bond Index                            + 4.5
------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                              + 5.6%
Average High Yield Bond Fund                           + 5.5
Lehman High Yield Bond Index                           + 5.4
------------------------------------------------------------------
BALANCED PORTFOLIO                                     +10.9%
Average Balanced Fund                                  + 8.9
Composite Stock/Bond Index**                           +13.6
------------------------------------------------------------------
EQUITY INDEX PORTFOLIO                                 +17.1%
Average Growth and Income Fund                         +13.0
------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                                +17.1%
Average Equity Income Fund                             +12.9
------------------------------------------------------------------
GROWTH PORTFOLIO                                       +20.4%
Average Growth Fund                                    +11.6
S&P 500 Index                                          +17.2%
------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                         + 3.0%
Average Small Company Growth Fund                      + 5.2
Small Company Growth Fund
  Stock Index+                                         + 5.7
------------------------------------------------------------------
INTERNATIONAL PORTFOLIO                                + 2.4%
Average International Stock Fund                       + 6.0
MSCI EAFE Index                                        + 5.9
------------------------------------------------------------------


 *Money market funds do not assure a stable value of $1 per share, and, unlike bank certificates of deposit, are not insured by the Federal Deposit Insurance Corporation.

**65% S&P 500 Index, 35% Lehman Brothers Long Corporate AA or Better Bond
  Index.

 +Russell 2000 Index through July 1997; Small Company Growth Fund Stock Index thereafter.


THE PERIOD IN REVIEW

The U.S. stock market flourished during the six months ended March 31 as the economy grew at a solid pace, consumers were ebullient, inflation remained dormant, and interest rates declined. Stocks stumbled early in the fiscal year amid concerns that Asian economic problems would seriously dent the U.S. economy and corporate earnings. But the decline was brief; after a negative return of -3.3% in October, the Standard & Poor's 500 Composite Stock Price Index chalked up gains in each of the five following months.

         Gains were biggest for large-capitalization stocks. The S&P 500, which is dominated by large-cap stocks, advanced +17.2% during the half-year, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, earned +10.0%. The S&P 500 Index's growth component gained

+20.3%; the value component was up +14.0%. The Russell 2000 Index of small stocks came in much lower, earning a return of +6.4%.

         Foreign stock markets advanced +5.9%, on average, but performance was decidedly mixed. Overall, bourses in continental Europe soared +20.4%, surpassing even the stellar returns of the U.S. stock market. But the Pacific region fell -18.2%, and many of Asia's emerging markets posted negative returns in the double digits. Most foreign returns were diminished by the increasing strength of the U.S. dollar relative to almost all other currencies.

         Bond prices rose during the period, reflecting slightly lower interest rates. The yield on the benchmark 30-year U.S. Treasury bond ended the fiscal half-year at 5.93%, down from 6.40% at its starting point. Short-term rates were up slightly; the yield on the three-month U.S. Treasury bill closed the period at 5.12%, up 0.02 percentage point from its level on September 30. For the six months, the Lehman Brothers Aggregate Bond Index, a good measure of the U.S. bond market, posted a total return (including interest payments) of +4.5%, a solid result for a brief period. Long-term bonds benefited the most from the interest-rate decline--just as they suffer most when interest rates are rising--and high-yield bonds were buoyed by the strength of the economy and of corporate balance sheets.

         The return earned by each of our Portfolios during the six months was largely dictated by the type of assets it holds. A summary of our results follows.


FIXED-INCOME PORTFOLIOS

The MONEY MARKET PORTFOLIO earned +2.8% during the first six months of the 1998 fiscal year, outdistancing the +2.5% return of our average peer. Our advantage over our peers continues to be our rock-bottom expense ratio (expenses as a percentage of average net assets), which at 0.19% is about one-fourth of the 0.83% in expenses charged by the average money market mutual fund.

         Declining interest rates gave a boost to our HIGH-GRADE BOND PORTFOLIO, which provided a return of +4.4% for the six months, above the +3.9% return of the average intermediate-term U.S. government bond fund but a hair behind the +4.5% return of the Lehman Aggregate Bond Index.

         The HIGH YIELD BOND PORTFOLIO earned +5.6%, just ahead of the return of our competitive benchmarks. Our low expense ratio, combined with the relatively narrow spread between yields of high-quality bonds and lower-quality issues, enabled our Portfolio to earn a return above that of the average high-yield bond fund, despite our policy of emphasizing somewhat higher-quality--and thus, lower-yielding--securities than the typical competitor.

         Though many of our competitors seek higher yields by investing in lower-quality securities, we believe that over the long run our low expense ratio (0.30% versus 1.34% for the average high-yield bond fund) allows us to provide competitive yields and returns without taking undue risk.


BALANCED PORTFOLIO

In a period that was excellent for stocks and solid for bonds, our BALANCED PORTFOLIO earned a return of +10.9%, a full 2 percentage points higher than that of the average balanced fund. Our return, however, did not keep pace with that of our unmanaged benchmark--a composite index weighted 65% in the S&P 500 and 35% in high-quality, long-term bonds. Our shortfall was due to our slight defensive tilt and to the market's preference for growth stocks over the value stocks that the Balanced Portfolio favors. Our Portfolio held about 62% of its assets in stocks, a slight variation from its Index that had a relatively significant impact due to the tremendous performance of the S&P 500 during the six months.


U.S. STOCK PORTFOLIOS

The EQUITY INDEX PORTFOLIO provided a return of +17.1%, more than 4 percentage points higher than that of the average growth and income fund and just shy of the +17.2% return of the benchmark S&P 500 Index. Our near-perfect match with the Index is notable because the Index exists only "on paper" and bears none of the operating expenses or transaction costs incurred by real-world funds. Our expense ratio of 0.19% is more than 1 percentage point below that of the average growth and income fund, an advantage that our average peer has found difficult to overcome.

         The return of our EQUITY INCOME PORTFOLIO matched that of our Equity Index Portfolio and easily outdistanced the +12.9% return of its average peer. Our near-exact match of the S&P 500 Index was a fine accomplishment given our emphasis on value-oriented, high-yielding stocks, which, as a group, significantly trailed lower-yielding growth stocks during the period. Because of the Portfolio's focus on dividend-paying stocks, we had a heavy concentration in the utilities sector, the S&P 500 Index's top-performing group for the period, and no exposure to technology stocks, a market laggard.

         The +20.4% return of our GROWTH PORTFOLIO was the highest among our nine Portfolios, owing largely to the mighty performance of large growth stocks, our bread and butter. Our return was nearly 9 percentage points above that of the Portfolio's average peer and more than 3 percentage points higher than that of the S&P 500 Index. Our advantage over the Index was due to outstanding selection of stocks in the materials & processing sector, along with a heavier weighting and fine stock picking in the health-care sector--the Index's second-best performer for the six months.

         The +3.0% return of our SMALL COMPANY GROWTH PORTFOLIO was well below the +5.2% return of the average small company growth fund and the +5.7% return of our benchmark index. Our shortfall versus the Index was due to our subpar stock selection and our heavy weighting in the poorly performing technology sector, which made up about 20% of the Portfolio's assets during the period.


INTERNATIONAL PORTFOLIO

The +2.4% earned by our INTERNATIONAL PORTFOLIO fell short of the +6.0% return of the average international fund and the +5.9% return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. As noted earlier, the contrast between the returns of the Europe and Pacific regions was stark. The dollar's rise against most currencies cut into Europe's fine returns and worsened the negative returns from Asia. Relative to our benchmarks, our heavier weighting in Japan and several Asian economies during part of the period was a handicap.


IN SUMMARY

As demonstrated during the brief period covered in this report, the performance of different segments of the financial markets can vary widely. It's important to remember--especially after a period when one type of asset has been clearly superior--that today's leaders may be tomorrow's laggards. That is why we do not hesitate to repeat our call for investors to create and maintain a balanced portfolio tailored to their individual objec-





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
tives, investing time horizon, and tolerance for the volatility of the financial markets. For investors who have chosen to include variable annuity or variable life insurance contracts as part of a long-term portfolio, Vanguard Variable Insurance Fund will continue to offer a diverse lineup of high-quality, clearly defined investment options at a cost that is far lower than that of similar investments elsewhere.

         We look forward to reporting to you on the full 1998 fiscal year six months hence.

/s/ JOHN C. BOGLE                                     /s/ JOHN J. BRENNAN

John C. Bogle                                         John J. Brennan
Senior Chairman                                       Chairman and
                                                      Chief Executive Officer
April 18, 1998

THE MARKETS IN PERSPECTIVE
Six Months Ended March 31, 1998

      The U.S. stock and bond markets benefited from a favorable, if rare, combination of influences during the fiscal half-year ended March 31. Economic growth was strong, inflationary forces were weak, interest rates were subdued, and consumers were in an upbeat mood.

         Asia's economic troubles--currency and banking crises afflicted several nations--created anxiety and were largely blamed for a slump in stock prices during October, when the S&P 500 Index declined by 7% in a single day. However, a drumbeat of good news from the domestic economy soon restored the spring to the markets' step. Economic growth continued to be robust. The U.S. economy expanded at a 3.7% rate in the October-December quarter, job growth was rapid, and the nation's unemployment rate was 4.7% in March. Despite the strong growth, inflation was a virtual no-show, as consumer prices rose only 0.6% during the half-year and were up a mere 1.4% for the 12 months ended March 31. Prices were generally held in check by falling oil prices, improved productivity, and a strengthening of the U.S. dollar, which has substantially reduced the prices of imported products and materials. The combination of plentiful jobs and low inflation helped to raise the spirits of consumers, whose spending is the biggest force in the economy.


U.S. EQUITY MARKETS

Spirits were also high among investors in U.S. stocks, and they powered the market averages to yet another impressive gain. The big blue chip stocks led the advance, as the S&P 500 Index provided a total return of 17.2% during the six months. Smaller stocks, as represented by the Russell 2000 Index, returned 6.4%.


---------------------------------------------------------------------------------------------
                                                                     TOTAL RETURNS
                                                              PERIODS ENDED MARCH 31, 1998
                                                          -----------------------------------
                                                         6 MONTHS       1 YEAR        5 YEARS*
----------------------------------------------------------------------------------------------
EQUITY
  S&P 500 Index                                            17.2%         48.0%         22.4%
  Russell 2000 Index                                        6.4          42.0          17.7
  MSCI EAFE Index                                           5.9          18.9          12.2
----------------------------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index                               4.5%         12.0%          6.9%
  Lehman 10-Year Municipal Bond Index                       3.7          10.4           7.0
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index                               3.1           5.3           4.8
----------------------------------------------------------------------------------------------
OTHER
  Consumer Price Index                                      0.6%          1.4%          2.5%
----------------------------------------------------------------------------------------------

* Annualized.

         Two key underpinnings of the stock market are corporate earnings and interest rates. Investors hold stocks as long-term investments because they expect the underlying earnings to grow over time, thereby making each share of stock more valuable. Interest rates affect stocks in two ways. First, the current level of interest rates represents the return an investor could get by holding fixed-income securities instead of stocks. Second, the level of interest rates reflects market expectations about inflation.

         During the fiscal half-year, stock prices benefited from a moderate decline in long-term interest rates and the low inflation rate. The news concerning corporate earnings was more ambiguous. Security analysts' expectations about earnings of stocks in the S&P 500

Index began to decline in November and have continued to do so. However, analysts still are forecasting gains in the high single digits for overall profits in 1998. Despite the so-so news on profits, stock prices generally advanced.

         The best-performing market sectors during the six months appeared to benefit from a combination of factors. One of these was concern about how much Asia's economic troubles would affect the profits of U.S. companies. Another was the confidence demonstrated by U.S. consumers, who continued to spend freely. Primary beneficiaries of these influences were sectors unlikely to be affected much by foreign competitors: utilities (which gained an extraordinary 36.6% for the six months), health care (up 28.2%), and consumer staples (up 20.6%).

         The sectors that lagged were those considered to be particularly vulnerable to price-cutting by foreign competition or to a downturn in demand caused by slower economic growth. This group included oil service and exploration companies (down 4.4%), integrated oil companies (up only 2.0%), and the materials & processing, technology, and producer-durables groups (up, respectively, by 4.3%, 5.4%, and 6.4%).


U.S. FIXED-INCOME MARKETS

Inflation--the enemy of the fixed-income investor--was extraordinarily well-behaved during the first half of the fiscal year. Consequently, bond prices rose and the total return of the Lehman Brothers Aggregate Bond Index, a good measure of the overall market for taxable bonds, provided a 4.5% return for the six months, bringing its return over the past 12 months to 12.0%, a phenomenal inflation-adjusted return of more than 10%. The yield on the benchmark 30-year U.S. Treasury bond declined from 6.40% on September 30, 1997, to 5.93% on March 31.

         Short-term interest rates were nearly unchanged, reflecting the stable monetary policy of the Federal Reserve Board, whose policymakers seem to have taken a "wait and see" approach to the question of how significantly the Asian financial crisis will affect the U.S. economy.


INTERNATIONAL EQUITY MARKETS

Europe's stock markets generally rose during the first half of fiscal 1998, while most Asian markets declined. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index gained 5.9% in U.S. dollar terms. The Index returned 10.7% in local currency terms, but this was cut nearly in half for U.S. investors by the dollar's strength (the U.S. currency gained against every other key currency except the British pound).

         The bull market in Europe was even more powerful than that on Wall Street. European stocks returned more than 23% in local currency terms, which translated to gains of 20.4% for the MSCI Europe Index in dollar terms. Stocks were buoyed by signs that economic growth is accelerating throughout Europe and by progress toward the planned adoption of a single European currency later in 1998.

         The Pacific was a world away, economically as well as geographically, from Europe. Although the emerging markets in Asia (Malaysia, Thailand, South Korea) rebounded from their lows reached in late 1997, the overall downturn in Pacific stocks was nearly as pronounced as the European upturn. Japan, the Pacific Rim's largest market, returned -18.0%, and Hong Kong was hit even harder (-28.1%). The Tokyo market was beset by fears about the soundness of Japan's banking system and skepticism about the will and ability of Japan's government to deal with the nation's financial problems.

REPORT FROM VANGUARD FIXED INCOME GROUP
Money Market Portfolio and High-Grade Bond Portfolio


         In the semiannual period ended March 31, 1998, money market interest rates ended essentially unchanged from their level at the beginning of the six months, while bond yields declined across the board, boosting the prices of bonds. In particular, long- and intermediate-term interest rates declined by almost half a percentage point, which contributed to the overall price appreciation of the High-Grade Bond Portfolio. Inflation remains at historically low levels relative to short-term interest rates, allowing money market investors to continue to enjoy positive real rates of return.


MONEY MARKET PORTFOLIO

During the six-month period ended March 31, the Money Market Portfolio earned 2.8%. Although money market interest rates were virtually the same at the end of the period as at its beginning, there was some volatility over the half-year, with yields on three-month U.S. Treasury bills fluctuating from a low of 4.97% in early October to a high of 5.47% just before Christmas.

         Economic figures released during the past six months indicate the economy has been growing at a remarkable pace. However, robust growth in employment and the continued strength in housing demand have not caused an acceleration in the inflation rate, as one would expect in the latter stages of the business cycle. The Federal Reserve Board would undoubtedly be acting to reduce demand by raising interest rates, were it not for the expectation that the financial troubles in Asia will eventually slow U.S. economic growth.

         Until the Fed's policymakers can determine whether the strength in the domestic economy will overcome the effects of Asia's economic woes, it's likely that they will be content to sit on the sidelines and leave monetary policy unchanged. With this outlook in mind, we extended the average maturity of the Money Market Portfolio from a bearish position to a neutral stance. This change will allow the Portfolio to take advantage of the upward slope in the yield curve until Fed policy changes.

         As in the past, our conservative investment philosophy emphasizes the purchase of only high-quality securities, while also maintaining one of the lowest expense ratios in the industry. These two factors combined contribute directly to the superior investment returns achieved. We believe our low-cost, high-quality formula puts us at a distinct advantage over our competitors, some of which are compelled to reach for higher yields to compensate for the higher expenses they charge their shareholders. For instance, Japanese banks were recently forced to pay a premium of up to 1 percentage point above market levels to attract investors in their short-term debt. Undoubtedly, some of our competitors purchased these riskier securities in an attempt to bridge the gap resulting from the higher expenses they charge. But we believe that the incremental returns these securities offer are not commensurate with the level of risk taken, and we stayed clear of them. The minimal expense ratio of the Money Market Portfolio allows us to continue to outperform the vast majority of our competitors while holding securities of superior credit quality.


HIGH-GRADE BOND PORTFOLIO

The High-Grade Bond Portfolio, which is designed to closely replicate the performance of the Lehman Aggregate Bond Index, earned 4.4% and 11.8% during the six- and twelve-month periods ended March 31, 1998. The Index itself earned 4.5% and 12.0%, respectively, for these periods. When our earnings are adjusted for the Portfolio's operating expenses and transaction costs, neither of which affects the theoretical Index, the Portfolio outperformed the Index by 0.1% for the half-year and 0.2% for the twelve months.

         On balance during the six months, the bond market experienced a moderate decline in yields, which provided a tailwind for bonds. The Treasury yield curve flattened slightly, as yields on 2-year Treasuries declined by about 20 basis points (0.2 percentage point) and yields on 30-year issues fell by nearly 50 basis points. Yields declined primarily because the rate of inflation declined from already-low levels.

         For the full year ending March 31, 1998, yields on 2-year Treasury bills declined by about 90 basis points while yields on 10- and 30-year bonds declined by 125 and about 120 basis points, respectively.

         Returns of the various sectors of the Lehman Aggregate Bond Index for the six- and twelve-month periods ended March 31 are shown in the adjacent table.


---------------------------------------------------------------------------
                                             PERIODS ENDED MARCH 31, 1998
                                          ---------------------------------
                                           SIX-MONTH          TWELVE-MONTH
                                         TOTAL RETURNS        TOTAL RETURNS
---------------------------------------------------------------------------
Lehman Aggregate Bond Index                  4.54%               11.99%
---------------------------------------------------------------------------
Government Sector                            4.88%               12.15%
---------------------------------------------------------------------------
Corporate Sector                             4.49%               13.05%
---------------------------------------------------------------------------
Mortgage-Backed Sector                       4.04%               11.14%
---------------------------------------------------------------------------

         The best-performing category during the first half of fiscal 1998 was government bonds. Price declines associated with a widening of the spread between Treasuries and corporate bonds (primarily the result of a flight to quality by investors in response to the Asian crisis) more than offset the higher income paid by corporate securities. Mortgage-backed securities lagged well behind the government sector because a substantial increase in mortgage loan refinancing, triggered by declining interest rates, shortened the average lives of mortgage securities. As mortgage loans are paid off early through refinancing, the extra principal payments must be reinvested at lower average coupon yields.

         Over the twelve-month period since March 31, 1997, the additional yield available from corporate bonds resulted in that sector's outperforming both the government and mortgage-backed sectors.

         As of March 31, the Portfolio comprised 34% government bonds, 31% corporate bonds, 31% mortgage-backed securities, and 4% foreign bonds denominated in U.S. dollars.

David R. Glocke, Principal
Kenneth E. Volpert, Principal

April 9, 1998

INVESTMENT PHILOSOPHY

MONEY MARKET PORTFOLIO

The adviser believes a portfolio can provide the highest level of current income consistent with capital preservation and liquidity by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, and the U.S. government.

HIGH-GRADE BOND
PORTFOLIO

The adviser believes a portfolio can provide sustainable, high levels of current income by holding an extremely well-diversified group of U.S. government, corporate, and mortgage-backed bonds that parallels the performance of the Lehman Brothers Aggregate Bond Index.

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
High Yield Bond Portfolio


         This is our fourth letter to shareholders since the High Yield Bond Portfolio began operations on June 3, 1996. For the six- and twelve-month periods just ended, the Portfolio earned 5.6% and 15.1%, respectively. Yields on 10-year Treasury bonds have fallen by nearly 0.5 percentage point, or 50 basis points, since the end of our fiscal year last September 30, and by a total of 125 basis points since March 31, 1997. As we mentioned in the annual report last fall, the below-investment-grade bond market usually outperforms higher-quality bonds in periods when investors are anticipating strong economic growth and interest rates are rising moderately. During the first half of fiscal 1998, we experienced strong growth amid falling long-term interest rates--an unusual combination. An additional anomaly is that the high-yield market outperformed the investment-grade market despite the fall in the general level of rates.

         The below-investment-grade market continues to be popular with investors as the annual default rate by corporate issuers remains at historically low levels. We expect economic growth to slow somewhat this year, but not so much as to cause the default rate to rise sharply. Companies with stable cash flows should outperform issuers that are more sensitive to the economy's ups and downs. We do not anticipate any major problems in the economy that would cause your Portfolio to suffer meaningful deterioration in credit quality.

         We remain very selective about credit quality when examining the large number of new issues coming to market. With strong cash flows into high-yield mutual funds, the quality and age of companies coming to market are shifting. A larger percentage of new issues are not rated, which is typical of speculative markets. Also, companies in the early stages of development, which previously had to rely exclusively on public or private sales of stock for financing until they reached a critical level of sales, are now able to raise money in the high-yield bond market. We are avoiding the nonrated and smaller start-up companies, and we continue to emphasize the higher-quality spectrum of the below-investment-grade market.

         We perform in-depth credit research on a company-by-company basis and stress diversification. The Portfolio currently owns bonds issued by a broad range of companies from diverse industries. Our holdings continue to be dominated by cash-paying issues rated B or better.

         Twenty percent of the total value of high-yield bonds issued last year were Yankee bonds (debt from foreign issuers whose securities are denominated in U.S. dollars). Forty-nine percent of the Yankee issuance originated from governments or corporations in Latin America; two years ago, only 5 percent of Yankee issuance came from Latin America. Your Portfolio owns no bonds from Latin American issuers, as we continue to monitor such issuers' willingness and ability to service their debts in a timely fashion.

Earl E. McEvoy, Senior Vice President and
Portfolio Manager

April 14, 1998

INVESTMENT PHILOSOPHY

The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
Balanced Portfolio


         During the six months ended March 31, the Balanced Portfolio earned a return of 10.9%. The stock market continued its strong advance, and fixed-income securities also provided solid returns. The Portfolio's equity segment, which accounts for 62% of assets, gained 13.9%. The fixed-income portion (including cash reserves), which makes up the remainder of the Portfolio, provided a return of 6.3% as interest rates declined moderately.

         The equity portion of the Portfolio continues to have an above-average exposure to the financial-services, basic-materials, industrial, and energy sectors. The basic-materials and energy sectors were weak performers during the period, mainly because of concern about the effect of the economic problems in Asia. Our equity returns were also tempered by the Portfolio's conservative approach to stock selection, emphasizing value and focusing on dividend yield. On the positive side, the financial-services sector, which at 20% of equity assets is the Portfolio's largest industry concentration, continued to do quite well, while our large holding in Xerox partially offset our underrepresentation in the technology sector, where most stocks' low dividend yields make them unsuitable for the Portfolio.

         During the six months, we increased some existing stock holdings, including Amoco in the energy sector, CIGNA in the financial-services group, and AMP in producer durables. We also added some new names, including Waste Management, the waste collection and disposal company, and Security Capital Pacific Trust, a real estate investment trust.

         As mentioned in our letter six months ago, we continue to find the yield provided by long-term bonds quite attractive, given the low rate of inflation. Most observers of the economy do not foresee a meaningful pickup in inflation in the near term, but we are concerned that later this year or in 1999 tight labor markets and a recovery in Asia will rekindle fears of price increases. In the stock market, the growth of corporate profits is beginning to slow, and at some point this will temper enthusiasm for stocks. As a result, we expect to keep the equity allocation of the Portfolio toward the lower end of our policy range of 60% to 70% of assets.

         Given today's high level of the stock market, we believe that our conservative approach to equity and bond investing is a sound way to participate in the financial markets.

Ernst H. von Metzsch, Senior Vice President and
Portfolio Manager
Paul D. Kaplan, Senior Vice President and
Portfolio Manager

April 14, 1998


INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed-income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the Portfolio, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

REPORT FROM NEWELL ASSOCIATES
Equity Income Portfolio


         The stock market raced ahead during the six months ended March 31, 1998. The Equity Income Portfolio's total return of 17.1% was in line with the 17.2% return of the S&P 500 Index during the half-year and significantly outperformed the 12.9% gain of the average equity income fund (as we have since the Portfolio's inception in 1993).


PORTFOLIO REVIEW

The large regional telephone operating companies--the third-largest industry group in the Portfolio--were star performers during the half-year, producing a total return more than double that of the S&P 500. These companies continue to reduce costs and to find new avenues for earnings growth, even though they have not yet made great progress in entering the long-distance phone business.

         Bank, drug, and electric companies were also major contributors to our performance. All three groups are weighted more heavily in the Portfolio than in the Index, and all outperformed the Index during the period. The banking system is the healthiest it has been since the industry was deregulated. Banks and bank stocks have benefited greatly from the recent environment of solid economic growth combined with low inflation. The major drug companies continue to make good earnings progress. Electric companies have been investment outcasts since regulatory authorities began five years ago to plan for the industry's deregulation, but many electric utilities have made substantial headway in preparing for competition, and investor interest in the group has gradually been reviving.

         Petroleum stocks significantly lagged the S&P 500 Index in the last six months, suffering from low oil prices and worries that lower demand in Asia will further depress prices. However, company balance sheets are generally strong, and the Portfolio's large position in this sector is an important hedge against any unexpected pickup in inflation.


A MARKET AWASH WITH CASH

The most important reason for the continued rapid rise of the stock market is simply that it is deluged with cash. The market has become such a beguiling engine of wealth creation that investors of every stripe--individual and corporate, foreign and domestic--continue to pour money into it, almost without regard to valuation. Whether this will change in the near future no one can say, but it is unlikely that the market's pace during the first three months of calendar year 1998, when the S&P 500 Index rose 13.9%, can be long sustained. One ancient adage undoubtedly still holds true: Trees do not grow to the sky.

Roger D. Newell, Chairman

April 14, 1998


INVESTMENT PHILOSOPHY

The adviser believes that a portfolio made up of undervalued stocks, whose dividend yields compared to the overall market are above-average, both currently and in relation to historical norms, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.

REPORT FROM LINCOLN CAPITAL MANAGEMENT COMPANY
Growth Portfolio


         It was mostly fireworks and celebration as the domestic stock market just roared ahead during the six months ended March 31, 1998.
Large-capitalization stocks again more than pulled their weight, and growth issues in particular did well.

         After lagging its competitive benchmarks during fiscal 1997, your Portfolio performed more in line with expectations--that is, ahead of the principal indexes and the average growth mutual fund. For the one-, two-, and three-year periods ended March 31, 1998, your Portfolio and the S&P 500 Index earned compound annual returns exceeding 30%. Wow!

         In these semiannual reports we usually highlight significant changes in the Portfolio's composition. Here are key changes made during the half-year:

SECTOR WEIGHTINGS. The proportion of the Portfolio's assets invested in consumer issues declined 2 percentage points to 29%, while health-care holdings rose 3 points to 21%. As is usually the case, the Portfolio's holdings by industry sector are within shouting distance of the Index's industry composition.

HOLDINGS. Our stake in Philip Morris was trimmed and our holdings in Merck and Warner-Lambert grew. During the six-month period, we eliminated 10 stocks, mostly because of erosion in earnings expectations, and added 21 names, making it a particularly productive period. The annualized turnover rate was about 50%, somewhat higher than usual.

------------------------------------------------------------------------
COMPANY                                BUSINESS
------------------------------------------------------------------------
 1.   Microsoft Corp.                  #1 Software Producer
 2.   Pfizer, Inc.                     Innovative Pharmaceutical Company
 3.   The Coca-Cola Co.                #1 Soft Drinks Company
 4.   Monsanto Co.                     #1 Agricultural Biotech Company
 5.   General Electric Co.             Diversified Manufacturer
                                         (#1 In Most Segments)
 6.   Procter & Gamble Co.             #1 Household Products Company
 7.   Merck & Co., Inc.                #1 Pharmaceutical Company
 8.   Cisco Systems, Inc.              #1 Provider of Routers
 9.   Dell Computer Corp.              A Leading Manufacturer of
                                         Computer Systems
 10.  Intel Corp.                      #1 Semiconductor Manufacturer
------------------------------------------------------------------------

LARGE CONCENTRATIONS. Four issues, all held six months ago, rose into the Portfolio's top ten: General Electric, Merck, Cisco Systems, and Dell Computer. Holdings of Philip Morris, Bristol-Myers Squibb, PepsiCo, and Hewlett-Packard were trimmed and thus dropped from our top ten holdings.

         The character of the holdings, mostly large-cap, high-quality growth companies with strong global franchises, remained consistent.

         Our ten largest individual stock holdings are listed in the table above.

Dave Fowler, Portfolio Manager
Parker Hall, Portfolio Manager

April 14, 1998


INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies whose stocks sell at reasonable prices considering their expected earnings and compared to values in the broad stock market.

REPORT FROM GRANAHAN INVESTMENT MANAGEMENT, INC.
Small Company Growth Portfolio


         Small-capitalization stocks took longer than large-cap stocks to shake off the initial psychological pressures from the Asian financial crisis last fall. The Small Company Growth Portfolio drifted lower for the first four months of the fiscal half-year ended March 31, then recovered. Unfortunately, our 3.0% return for the six-month period lagged the 5.2% return from the average small-company growth fund and the 5.7% return on our unmanaged benchmark, the Small Company Growth Fund Stock Index.


KEY PORTFOLIO HOLDINGS

The three largest industry groups in the Portfolio during the period were consumer, technology, and health care (23%, 20%, and 18% of assets, respectively).

         Our consumer-related stocks generally performed well during the past six months, led by companies in manufactured housing such as Nobility Homes, American Homestar, and Palm Harbor Homes. Other good performers included Family Golf Centers (driving ranges and leisure centers), American Italian Pasta (pasta producer), and Vistana (vacation timeshare properties). The outlook for earnings varies with each company, of course; our goal is to emphasize those with internal growth objectives based on company-specific factors, as opposed to those whose growth depends on a continuation of the favorable consumer environment.

         Our technology stocks, on the other hand, provided mixed returns and as a group detracted from the Portfolio's performance. Some performed very well, including Advent Software (investment management software), Melita International (telecommunications software), and Documentum (document management). However, there were some dramatic declines for stocks whose earnings expectations fell, including ANADIGICS (gallium arsenide chips), Xionics (printer software), and Remedy (help desk software). Internet technologies are creating new ways of doing business that can help companies improve their productivity and competitiveness. The Portfolio's holdings include several companies that are participating in this rapidly developing industry: QuickResponse (electronic data interchange catalog), E*TRADE (electronic trading), Object Design (object-oriented database software), and Documentum.

         Stocks in the health-care sector performed well on balance over the past six months, led by Sofamor Danek (spinal devices), Forest Labs (pharmaceuticals), and Province Healthcare (owner-operator of rural hospitals). Larger biotech stocks, such as Biogen and Genzyme, were good performers, whereas stocks of small biotech companies like Cell Genesys and TheraTech merely marked time, as the market emphasized reported earnings, not earnings potential.


OVERVIEW

The Portfolio's holdings, as a group, are generating strong earnings growth. We now expect our companies' earnings to increase at a somewhat faster pace than the

27% annual rate we forecast last September. If this expectation is met, our stocks' earnings should compare quite favorably with the general trend in corporate profits. Stock valuations, of course, are high generally; our holdings now sell at an average price of about 25 times the latest 12 months' earnings, about the same as the Russell 2000 Index of small-cap stocks.

John J. Granahan, Portfolio Manager
Gary C. Hatton, Assistant Portfolio Manager
Jane M. White, Assistant Portfolio Manager

April 14, 1998


INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of $100 million to $500 million) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the Portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.

REPORT FROM SCHRODER CAPITAL MANAGEMENT INTERNATIONAL
International Portfolio


         The International Portfolio earned 2.4% during the six months ended March 31. This return fell short of both of our benchmarks, the MSCI EAFE Index, which rose by 5.9%, and the average international equity mutual fund, which rose by 6.0%. In my letter six months ago, I reported a strong year relative to the EAFE index; the latest half-year has eroded part of that outperformance.

         Our investment policy six months ago assumed that the financial crisis in Southeast Asia would be limited. Taiwan's unnecessary and unexpected devaluation in October changed all that, and the crisis extended to Hong Kong and South Korea, which until then had not been affected. Indeed, the whole world shuddered briefly as a consequence of the Asian crisis. Europe and the United States regained their bullish trends within a month, but it took three months and a much greater setback before some degree of confidence began to return to Asia. The fall in Hong Kong, where 7% of the Portfolio was invested six months ago, particularly hurt our performance.

         I have maintained my confidence in the long-term future of Asia, excepting Japan, and we have just under 10% of the Portfolio invested in the region. This is down from 12.4% six months ago, but the decline was caused by the fall in stock prices. In contrast, I reduced your Portfolio's Japanese exposure significantly over the period, and Japanese equities now make up 16% of net assets, down from 28% six months ago. This was largely achieved by selling stocks that have done very well for the Portfolio. I reported to you six months ago that your Japanese stocks had outperformed the local index by 30% in fiscal year 1997, and I believe that when Japan's market finally turns upward, stocks such as those will not be leading the way.

         The sale proceeds of the Japanese stocks were reinvested in Europe, which now accounts for 67% of net assets. About 12% of the Portfolio's assets are invested in the United Kingdom, which, like the United States, is at the mature end of a long economic upswing but, unlike the United States, offers relatively cheap stocks. The major part is invested in continental Europe, which continues to be in an ideal economic position--early to midcycle in its recovery, with easy monetary policy and strong growth in corporate profits. In addition, companies continue to improve both structurally and financially. I warned six months ago that stocks are not cheap, and they are now 20% higher. The economic background remains supportive, but corporate results will have to be very good to provide continued fuel to the bull market. In the coming months, we shall probably be moving the Portfolio into more defensive European companies.

Richard Foulkes

April 14, 1998


INVESTMENT PHILOSOPHY

The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above- average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.

PORTFOLIO PROFILE
Money Market Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of March 31, 1998. Key elements of this Profile are defined below and on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------------------
Yield                                            5.4%
Average Maturity                              61 days
Average Quality                                   Aa1
Expense Ratio                                  0.19%*

*Annualized.


DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-----------------------------------------------------
Certificates of Deposit                         31.1%
Commercial Paper                                 47.5
Other Notes                                       7.2
U.S. Government and Agency                       14.2
-----------------------------------------------------
Total                                          100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------------
Treasury/Agency                                 20.7%
Aaa                                             10.0
Aa                                              51.9
A                                               17.4
Baa                                              0.0
Ba                                               0.0
B                                                0.0
Not Rated                                        0.0
-----------------------------------------------------
Total                                          100.0%


AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy corporate issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

COUNTRY DIVERSIFICATION. The percentages of a portfolio's common stock invested in securities of various countries.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes. For equity portfolios, the attributes are market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend). For fixed-income portfolios, the attributes are average maturity (short, medium, or long) and average credit quality (high, medium, or low).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it. PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of asset.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PORTFOLIO PROFILE
High-Grade Bond Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of March 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 16 and 17.


FINANCIAL ATTRIBUTES
-----------------------------------------------------
Number of Issues                                  665
Yield                                            6.0%
Yield to Maturity                                6.3%
Average Coupon                                   7.5%
Average Maturity                            8.7 years
Average Quality                                   Aa1
Average Duration                            4.5 years
Expense Ratio                                  0.27%*
Cash Reserves                                    1.0%

*Annualized.


VOLATILITY MEASURES
-----------------------------------------------------
                      HIGH-GRADE               LEHMAN
                            BOND               INDEX*
-----------------------------------------------------
R-Squared                   1.00                 1.00
Beta                        1.00                 1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------------------
Under 1 Year                                     4.1%
1-5 Years                                       40.6
5-10 Years                                      34.8
10-20 Years                                      4.0
20-30 Years                                     15.1
Over 30 Years                                    1.4
-----------------------------------------------------
Total                                          100.0%



INVESTMENT FOCUS
-----------------------------------------------------

[GRAPHIC]



DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------------
Treasury/Agency                                 64.7%
Aaa                                              3.7
Aa                                               6.5
A                                               15.7
Baa                                              9.4
Ba                                               0.0
B                                                0.0
Not Rated                                        0.0
-----------------------------------------------------
Total                                          100.0%


DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-----------------------------------------------------
Asset-Backed                                     3.3%
Finance                                         13.8
Foreign                                          3.4
Industrial                                      11.1
Mortgage                                        31.4
U.S. Government and Agency                       1.3
U.S. Treasury                                   32.4
Utilities                                        3.3
-----------------------------------------------------
Total                                          100.0%

PORTFOLIO PROFILE
High Yield Bond Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of March 31, 1998. Key elements of this Profile are defined on pages 16 and 17.


FINANCIAL ATTRIBUTES
-----------------------------------------------
Number of Issues                            168
Yield                                      8.3%
Yield to Maturity                          8.5%
Average Coupon                             9.3%
Average Maturity                      6.8 years
Average Quality                              B1
Average Duration                      4.8 years
Expense Ratio                            0.30%*
Cash Reserves                              2.4%

*Annualized.



DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------------
Under 1 Year                               1.2%
1-5 Years                                 20.6
5-10 Years                                71.5
10-20 Years                                6.7
20-30 Years                                0.0
Over 30 Years                              0.0
-----------------------------------------------
Total                                    100.0%


INVESTMENT FOCUS
-----------------------------------------------

[GRAPHIC]



DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------
Treasury/Agency                              0.9%
Aaa                                          0.0
Aa                                           0.0
A                                            0.0
Baa                                          0.0
Ba                                          35.1
B                                           64.0
Not Rated                                    0.0
-------------------------------------------------
Total                                      100.0%


DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------------
Asset-Backed                                 0.0%
Finance                                      5.2
Foreign                                      0.0
Industrial                                  90.7
Mortgage                                     0.0
U.S. Government and Agency                   0.0
U.S. Treasury                                0.0
Utilities                                    4.1
-------------------------------------------------
Total                                      100.0%

PORTFOLIO PROFILE
Balanced Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of March 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 16 and 17.


TOTAL PORTFOLIO CHARACTERISTICS
----------------------------------------------
Yield                                     3.5%
Turnover Rate                             30%*
Expense Ratio                           0.29%*
Cash Reserves                             1.5%

*Annualized.



TOTAL PORTFOLIO VOLATILITY MEASURES
----------------------------------------------
                      BALANCED         S&P 500
----------------------------------------------
R-Squared                 0.86            1.00
Beta                      0.66            1.00


PORTFOLIO ASSET ALLOCATION
----------------------------------------------
STOCK                                      62%
BONDS                                      37%
CASH RESERVES                               1%

TEN LARGEST STOCKS (% OF EQUITIES)
----------------------------------------------
Citicorp                                  2.9%
Ford Motor Co.                            2.8
Xerox Corp.                               2.6
Pharmacia & Upjohn, Inc.                  2.6
U.S. Bancorp                              2.3
CIGNA Corp.                               2.2
E.I. du Pont de Nemours & Co.             2.1
Union Pacific Corp.                       1.9
Dow Chemical Co.                          1.9
General Electric Co.                      1.8
----------------------------------------------
Top Ten                                  23.1%
----------------------------------------------
Top Ten as % of Total Net Assets         14.4%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------
                                                  MARCH 31, 1997     MARCH 31, 1998
                                                 --------------------------------------
                                                    BALANCED     BALANCED     S&P 500
                                                 --------------------------------------
Auto & Transportation   . . . . . . . . .             8.4%         8.8%          3.6%
Consumer Discretionary  . . . . . . . . .             3.1          4.3          10.0
Consumer Staples  . . . . . . . . . . . .             3.3          2.8          10.9
Financial Services  . . . . . . . . . . .            19.7         19.7          17.9
Health Care   . . . . . . . . . . . . . .            12.5         12.4          11.7
Integrated Oils   . . . . . . . . . . . .             9.5          9.1           6.7
Other Energy  . . . . . . . . . . . . . .             0.0          0.6           1.2
Materials & Processing  . . . . . . . . .            20.1         16.9           5.6
Producer Durables   . . . . . . . . . . .             8.0         10.0           4.1
Technology  . . . . . . . . . . . . . . .             0.0          1.0          12.0
Utilities   . . . . . . . . . . . . . . .             8.4          9.1          10.7
Other   . . . . . . . . . . . . . . . . .             7.0          5.3           5.6
---------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
------------------------------------------------------------
                                      BALANCED       S&P 500
------------------------------------------------------------
Number of Stocks                           103           500
Median Market Cap                       $21.9B        $41.7B
Price/Earnings Ratio                     20.2x         24.5x
Price/Book Ratio                          3.3x          4.6x
Dividend Yield                            2.1%          1.4%
Return on Equity                         17.2%         20.7%
Earnings Growth Rate                     13.2%         17.2%
Foreign Holdings                          8.4%          1.9%


EQUITY INVESTMENT FOCUS
------------------------------------------------------------

[GRAPHIC]



FIXED-INCOME CHARACTERISTICS
------------------------------------------------------------
Number of Bonds                                          101
Yield to Maturity                                       6.5%
Average Coupon                                          7.1%
Average Maturity                                  19.3 years
Average Quality                                          Aa2
Average Duration                                   9.5 years

FIXED-INCOME INVESTMENT FOCUS
------------------------------------------------------------

[GRAPHIC]


DISTRIBUTION BY ISSUER (% OF BONDS)
------------------------------------------------------------
Asset-Backed                                            0.0%
Finance                                                16.2
Foreign                                                 8.1
Industrial                                             27.4
Mortgage                                                1.0
U.S. Government and Agency                              0.5
U.S. Treasury                                          31.7
Utilities                                              15.1
------------------------------------------------------------
Total                                                 100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
------------------------------------------------------------
Treasury/Agency                                        32.2%
Aaa                                                     7.5
Aa                                                     17.4
A                                                      32.2
Baa                                                    10.7
Ba                                                      0.0
B                                                       0.0
Not Rated                                               0.0
------------------------------------------------------------
Total                                                 100.0%

PORTFOLIO PROFILE
Equity Index Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of March 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 16 and 17.


PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------
                                             EQUITY INDEX    S&P 500
--------------------------------------------------------------------
Number of Stocks                                      515        500
Median Market Cap                                  $41.7B     $41.7B
Price/Earnings Ratio                                24.5x      24.5x
Price/Book Ratio                                     4.6x       4.6x
Yield                                                1.4%       1.4%
Return on Equity                                    20.7%      20.7%
Earnings Growth Rate                                17.2%      17.2%
Foreign Holdings                                     1.9%       1.9%
Turnover Rate                                         1%*         --
Expense Ratio                                      0.19%*         --
Cash Reserves                                          0%         --

*Annualized.


VOLATILITY MEASURES
--------------------------------------------------------------------
                                             EQUITY INDEX    S&P 500
--------------------------------------------------------------------
R-Squared                                            1.00       1.00
Beta                                                 1.00       1.00

INVESTMENT FOCUS
--------------------------------------------------------------------

[GRAPHIC]





TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------------------
General Electric Co.                                               3.2%
Microsoft Corp.                                                    2.5
The Coca-Cola Co.                                                  2.2
Exxon Corp.                                                        1.9
Merck & Co., Inc.                                                  1.7
Pfizer, Inc.                                                       1.4
Intel Corp.                                                        1.4
Royal Dutch Petroleum Co. ADR                                      1.4
Wal-Mart Stores, Inc.                                              1.3
Procter & Gamble Co.                                               1.3
-----------------------------------------------------------------------
Top Ten                                                           18.3%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------------------
                                                             MARCH 31, 1997          MARCH 31, 1998
                                                           ----------------------------------------------
                                                              EQUITY INDEX     EQUITY INDEX     S&P 500
                                                           ----------------------------------------------
Auto & Transportation   . . . . . . . . . . . . . . . .            3.7%            3.6%           3.6%
Consumer Discretionary  . . . . . . . . . . . . . . . .            9.7            10.0           10.0
Consumer Staples  . . . . . . . . . . . . . . . . . . .           12.1            10.9           10.9
Financial Services  . . . . . . . . . . . . . . . . . .           16.2            17.9           17.9
Health Care   . . . . . . . . . . . . . . . . . . . . .           10.6            11.7           11.7
Integrated Oils   . . . . . . . . . . . . . . . . . . .            8.2             6.7            6.7
Other Energy  . . . . . . . . . . . . . . . . . . . . .            1.2             1.2            1.2
Materials & Processing  . . . . . . . . . . . . . . . .            6.9             5.6            5.6
Producer Durables   . . . . . . . . . . . . . . . . . .            4.6             4.1            4.1
Technology  . . . . . . . . . . . . . . . . . . . . . .           11.5            12.0           12.0
Utilities   . . . . . . . . . . . . . . . . . . . . . .            9.8            10.7           10.7
Other   . . . . . . . . . . . . . . . . . . . . . . . .            5.5             5.6            5.6
---------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Equity Income Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of March 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 16 and 17.


PORTFOLIO CHARACTERISTICS
------------------------------------------------------------------
                                       EQUITY INCOME       S&P 500
------------------------------------------------------------------
Number of Stocks                                 103           500
Median Market Cap                             $25.2B        $41.7B
Price/Earnings Ratio                           21.0x         24.5x
Price/Book Ratio                                3.6x          4.6x
Yield                                           2.5%          1.4%
Return on Equity                               18.9%         20.7%
Earnings Growth Rate                            9.9%         17.2%
Foreign Holdings                                2.0%          1.9%
Turnover Rate                                    1%*            --
Expense Ratio                                 0.35%*            --
Cash Reserves                                   1.0%            --

*Annualized.


INVESTMENT FOCUS
------------------------------------------------------------------

[GRAPHIC]



VOLATILITY MEASURES
------------------------------------------------------------------
                                       EQUITY INCOME       S&P 500
------------------------------------------------------------------
R-Squared                                       0.86          1.00
Beta                                            0.70          1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
Bell Atlantic Corp.                                           3.2%
Exxon Corp.                                                   2.8
Bristol-Myers Squibb Co.                                      2.7
American Home Products Corp.                                  2.6
Philip Morris Cos., Inc.                                      2.4
Mobil Corp.                                                   2.4
Chevron Corp.                                                 2.4
AT&T Corp.                                                    2.3
Ameritech Corp.                                               2.2
GTE Corp.                                                     2.2
------------------------------------------------------------------
Top Ten                                                      25.2%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------------
                                                        MARCH 31, 1997               MARCH 31, 1998
                                                        ----------------------------------------------
                                                         EQUITY INCOME        EQUITY INCOME    S&P 500
                                                         ---------------------------------------------
Auto & Transportation   . . . . . . . . . . . . .             2.5%                 3.1%          3.6%
Consumer Discretionary  . . . . . . . . . . . . .             4.3                  5.6          10.0
Consumer Staples  . . . . . . . . . . . . . . . .             9.7                  8.2          10.9
Financial Services  . . . . . . . . . . . . . . .            17.7                 19.6          17.9
Health Care   . . . . . . . . . . . . . . . . . .            13.7                 11.5          11.7
Integrated Oils   . . . . . . . . . . . . . . . .            17.3                 16.3           6.7
Other Energy  . . . . . . . . . . . . . . . . . .             0.0                  0.0           1.2
Materials & Processing  . . . . . . . . . . . . .             5.0                  4.6           5.6
Producer Durables   . . . . . . . . . . . . . . .             1.6                  1.8           4.1
Technology  . . . . . . . . . . . . . . . . . . .             0.0                  0.0          12.0
Utilities   . . . . . . . . . . . . . . . . . . .            25.3                 26.7          10.7
Other   . . . . . . . . . . . . . . . . . . . . .             2.9                  2.6           5.6
-----------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Growth Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of March 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 16 and 17.


PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------
                                              GROWTH      S&P 500
-----------------------------------------------------------------
Number of Stocks                                  68          500
Median Market Cap                             $66.3B       $41.7B
Price/Earnings Ratio                           33.6x        24.5x
Price/Book Ratio                                8.5x         4.6x
Yield                                           0.6%         1.4%
Return on Equity                               25.3%        20.7%
Earnings Growth Rate                           20.8%        17.2%
Foreign Holdings                                5.0%         1.9%
Turnover Rate                                   49%*           --
Expense Ratio                                 0.36%*           --
Cash Reserves                                   3.3%           --

*Annualized.


INVESTMENT FOCUS
------------------------------------------------------------------

[GRAPHIC]





VOLATILITY MEASURES
-----------------------------------------------------------------
                                              GROWTH      S&P 500
-----------------------------------------------------------------
R-Squared                                       0.89         1.00
Beta                                            0.99         1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------------
Microsoft Corp.                                              5.5%
Pfizer, Inc.                                                 4.8
The Coca-Cola Co.                                            4.4
Monsanto Co.                                                 4.4
General Electric Co.                                         4.0
Procter & Gamble Co.                                         3.3
Merck & Co., Inc.                                            3.1
Cisco Systems, Inc.                                          2.9
Dell Computer Corp.                                          2.8
Intel Corp.                                                  2.7
-----------------------------------------------------------------
Top Ten                                                     37.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------------
                                                      MARCH 31, 1997                 MARCH 31, 1998
                                                    --------------------------------------------------
                                                          GROWTH                GROWTH        S&P 500
                                                     -------------------------------------------------
Auto & Transportation   . . . . . . . . . . . . .            0.0%                 0.0%          3.6%
Consumer Discretionary  . . . . . . . . . . . . .           13.8                 11.3          10.0
Consumer Staples  . . . . . . . . . . . . . . . .           24.9                 19.2          10.9
Financial Services  . . . . . . . . . . . . . . .           12.9                 12.2          17.9
Health Care   . . . . . . . . . . . . . . . . . .           18.3                 21.8          11.7
Integrated Oils   . . . . . . . . . . . . . . . .            0.2                  0.0           6.7
Other Energy  . . . . . . . . . . . . . . . . . .            2.2                  0.2           1.2
Materials & Processing  . . . . . . . . . . . . .            7.6                  8.4           5.6
Producer Durables   . . . . . . . . . . . . . . .            4.2                  2.0           4.1
Technology  . . . . . . . . . . . . . . . . . . .           15.3                 18.6          12.0
Utilities   . . . . . . . . . . . . . . . . . . .            0.0                  0.0          10.7
Other   . . . . . . . . . . . . . . . . . . . . .            0.6                  6.3           5.6
------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Small Company Growth Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of March 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 16 and 17.


PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------
                                       SMALL COMPANY     RUSSELL
                                              GROWTH        2000
----------------------------------------------------------------
Number of Stocks                                 108       1,853
Median Market Cap                              $0.5B       $0.8B
Price/Earnings Ratio                           24.2x       22.1x
Price/Book Ratio                                4.0x        3.0x
Yield                                           0.4%        1.2%
Return on Equity                               19.4%       13.5%
Earnings Growth Rate                           24.1%       14.9%
Foreign Holdings                                1.2%          0%
Turnover Rate                                  115%*          --
Expense Ratio                                 0.39%*          --
Cash Reserves                                   4.2%          --

*Annualized.

INVESTMENT FOCUS
------------------------------------------------------------------

[GRAPHIC]


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------------------
QuickResponse Services, Inc.                                2.6%
Synopsys, Inc.                                              2.4
Genzyme Corp.                                               2.4
General Cable Corp.                                         2.3
Concord EFS, Inc.                                           2.2
Pinnacle Systems, Inc.                                      2.1
Biogen, Inc.                                                2.1
Remedy Corp.                                                2.1
Comdisco, Inc.                                              2.0
Advent Software, Inc.                                       1.9
----------------------------------------------------------------
Top Ten                                                    22.1%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------------
                                                     MARCH 31, 1997                MARCH 31, 1998
                                                   ---------------------------------------------------
                                                     SMALL COMPANY         SMALL COMPANY     RUSSELL
                                                         GROWTH                GROWTH          2000
                                                   ---------------------------------------------------
Auto & Transportation   . . . . . . . . . . . . .           7.7%                 5.6%           4.2%
Consumer Discretionary  . . . . . . . . . . . . .          14.0                 23.8           17.4
Consumer Staples  . . . . . . . . . . . . . . . .           0.7                  0.8            2.8
Financial Services  . . . . . . . . . . . . . . .          15.0                 14.4           24.6
Health Care   . . . . . . . . . . . . . . . . . .          17.7                 17.9            9.6
Integrated Oils   . . . . . . . . . . . . . . . .           0.0                  0.0            0.4
Other Energy  . . . . . . . . . . . . . . . . . .           1.8                  0.2            3.3
Materials & Processing  . . . . . . . . . . . . .           2.1                  7.7            9.5
Producer Durables   . . . . . . . . . . . . . . .          11.8                 12.5            7.8
Technology  . . . . . . . . . . . . . . . . . . .          23.6                 15.8           11.9
Utilities   . . . . . . . . . . . . . . . . . . .           0.8                  0.9            7.3
Other   . . . . . . . . . . . . . . . . . . . . .           4.8                  0.4            1.2
------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
International Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of March 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 16 and 17.


PORTFOLIO CHARACTERISTICS
-------------------------------------------------------------
                                   INTERNATIONAL    MSCI EAFE
-------------------------------------------------------------
Number of Stocks                             130        1,109
Turnover Rate                               33%*           --
Expense Ratio                             0.47%*           --
Cash Reserves                               3.8%           --

*Annualized.


VOLATILITY MEASURES
-------------------------------------------------------------
                                   INTERNATIONAL    MSCI EAFE
-------------------------------------------------------------
R-Squared                                   0.88         1.00
Beta                                        0.97         1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------------
Novartis AG (Registered)                                 5.2%
ING Groep NV                                             4.5
Fuji Photo Film Co., Ltd.                                3.2
Elf Aquitaine SA                                         2.8
Philips Electronics NV                                   2.4
Compagnie Generale des Eaux SA                           2.3
ABB AG (Bearer)                                          2.1
Endesa SA                                                2.0
Zurich Insurance Co. (Registered)                        1.9
British Petroleum Co., PLC                               1.9
-------------------------------------------------------------
Top Ten                                                 28.3%


PORTFOLIO ALLOCATION
-------------------------------------------------------------
EUROPE                                                    70%
JAPAN                                                     17%
PACIFIC (MINUS JAPAN)                                      8%
EMERGING MARKETS                                           5%


COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------
                                   INTERNATIONAL    MSCI EAFE
-------------------------------------------------------------
Argentina                                   0.2%         0.0%
Australia                                   0.0          2.6
Belgium                                     1.0          1.5
Brazil                                      2.2          0.0
Chile                                       0.2          0.0
Denmark                                     0.9          1.1
Finland                                     0.0          0.9
France                                      9.0          8.7
Germany                                     8.4         10.0
Hong Kong                                   4.9          2.4
Indonesia                                   0.2          0.0
Ireland                                     0.4          0.5
Italy                                       4.3          4.9
Japan                                      16.6         22.3
Malaysia                                    1.5          0.9
Mexico                                      0.6          0.0
Netherlands                                14.5          5.6
Norway                                      0.0          0.6
Philippines                                 0.9          0.0
Portugal                                    0.0          0.7
Singapore                                   1.6          0.8
South Korea                                 0.8          0.0
Spain                                       2.1          3.2
Sweden                                      2.7          3.1
Switzerland                                14.3          7.9
Thailand                                    0.1          0.0
United Kingdom                             12.6         21.8
Other                                       0.0          0.5
-------------------------------------------------------------
Total                                     100.0%       100.0%

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 2, 1991-MARCH 31, 1998
-------------------------------------------------------------------------------------
                                MONEY MARKET PORTFOLIO                     AVERAGE
                                                                            FUND*
FISCAL                CAPITAL             INCOME          TOTAL              TOTAL
YEAR                  RETURN              RETURN          RETURN             RETURN
-------------------------------------------------------------------------------------
1991                    0.0%               2.3%            2.3%               2.3%
1992                    0.0                4.1             4.1                3.8
1993                    0.0                3.1             3.1                2.6
1994                    0.0                3.6             3.6                3.1
1995                    0.0                5.8             5.8                5.3
1996                    0.0                5.5             5.5                4.9
1997                    0.0                5.5             5.5                4.9
1998**                  0.0                2.8             2.8                2.5
-------------------------------------------------------------------------------------

 *Average Money Market Fund.

**Six months ended March 31, 1998.

See Financial Highlights table on page 40 for dividend information for the past five years.


HIGH-GRADE BOND PORTFOLIO
TOTAL INVESTMENT RETURNS: APRIL 29, 1991-MARCH 31, 1998
-------------------------------------------------------------------------------------
                                HIGH-GRADE BOND PORTFOLIO                    LEHMAN*
FISCAL                CAPITAL             INCOME           TOTAL             TOTAL
YEAR                  RETURN              RETURN          RETURN             RETURN
-------------------------------------------------------------------------------------
1991                    2.4%               3.1%            5.5%               6.2%
1992                    4.2                7.3            11.5               12.6
1993                    3.3                6.3             9.6               10.0
1994                   -8.9                5.6            -3.3               -3.2
1995                    6.6                7.2            13.8               14.1
1996                   -1.7                6.5             4.8                4.9
1997                    2.7                6.9             9.6                9.7
1998**                  1.2                3.2             4.4                4.5
-------------------------------------------------------------------------------------

 *Lehman Aggregate Bond Index.

**Six months ended March 31, 1998.

See Financial Highlights table on page 41 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE INCEPTION
                                   INCEPTION                                             -----------------------------------------
                                     DATE            1 YEAR          5 YEARS            CAPITAL          INCOME            TOTAL
----------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio              5/2/1991          5.61%            4.93%             0.00%            4.73%             4.73%
High-Grade Bond Portfolio          4/29/1991         11.77             6.81              1.30             6.69              7.99
----------------------------------------------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolios could lose money.

HIGH YIELD BOND PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 3, 1996-MARCH 31, 1998
----------------------------------------------------------------------------
                          HIGH YIELD BOND PORTFOLIO                LEHMAN*
FISCAL                CAPITAL         INCOME        TOTAL            TOTAL
YEAR                  RETURN          RETURN       RETURN           RETURN
----------------------------------------------------------------------------
1996                   1.5%            3.1%          4.6%             3.7%
1997                   4.4             9.7          14.1             14.5
1998**                 1.2             4.4           5.6              5.4
----------------------------------------------------------------------------

 *Lehman High Yield Bond Index.

**Six months ended March 31, 1998.

See Financial Highlights table on page 41 for dividend and capital gains information since the Portfolio's inception.

BALANCED PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 23, 1991-MARCH 31, 1998
----------------------------------------------------------------------------------
                            BALANCED PORTFOLIO                  COMPOSITE
                                                                 INDEX*
FISCAL            CAPITAL         INCOME          TOTAL            TOTAL
YEAR               RETURN         RETURN         RETURN           RETURN
----------------------------------------------------------------------------------
1991                2.5%           0.0%            2.5%             2.8%
1992                5.7            4.6            10.3             12.3
1993                7.2            6.9            14.1             13.7
1994               -0.8            3.5             2.7             -0.4
1995               18.5            5.2            23.7             26.6
1996               11.1            4.2            15.3             14.3
1997               26.0            1.6            27.6             30.2
1998**              7.2            3.7            10.9             13.6
---------------------------------------------------------------------------------

 *65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index.

**Six months ended March 31, 1998.

See Financial Highlights table on page 42 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998
---------------------------------------------------------------------------------------------------------
                                                                             SINCE INCEPTION
                                  INCEPTION                          ------------------------------------
                                    DATE          1 YEAR    5 YEARS   CAPITAL     INCOME      TOTAL
---------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio         6/3/1996        15.14%     --         3.91%       9.59%      13.50%
Balanced Portfolio               5/23/1991        32.06      16.93%    11.03        4.38       15.41
---------------------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolios could lose money.


EQUITY INDEX PORTFOLIO
TOTAL INVESTMENT RETURNS: APRIL 29, 1991-MARCH 31, 1998
---------------------------------------------------------------------------
                            EQUITY INDEX PORTFOLIO               S&P 500
FISCAL            CAPITAL         INCOME          TOTAL            TOTAL
YEAR               RETURN         RETURN         RETURN           RETURN
---------------------------------------------------------------------------
1991                4.5%           0.0%            4.5%             5.4%
1992                8.3            2.4            10.7             11.1
1993                9.5            3.2            12.7             13.0
1994                1.6            1.9             3.5              3.7
1995               26.6            2.9            29.5             29.7
1996               17.8            2.4            20.2             20.3
1997               38.9            1.4            40.3             40.4
1998*              15.5            1.6            17.1             17.2
---------------------------------------------------------------------------

*Six months ended March 31, 1998.

See Financial Highlights table on page 42 for dividend and capital gains information for the past five years.

EQUITY INCOME PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 7, 1993-MARCH 31, 1998
----------------------------------------------------------------------------
                            EQUITY INCOME PORTFOLIO              S&P 500
FISCAL            CAPITAL         INCOME          TOTAL            TOTAL
YEAR               RETURN         RETURN         RETURN           RETURN
----------------------------------------------------------------------------
1993                5.7%           1.1%            6.8%             3.4%
1994               -4.8            3.2            -1.6              3.7
1995               20.0            5.7            25.7             29.7
1996               14.8            4.3            19.1             20.3
1997               36.6            1.5            38.1             40.4
1998*              14.5            2.6            17.1             17.2
----------------------------------------------------------------------------

*Six months ended March 31, 1998.

See Financial Highlights table on page 43 for dividend and capital gains information since the Portfolio's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998
------------------------------------------------------------------------------------------
                            INCEPTION                               SINCE INCEPTION
                                                               ---------------------------
                              DATE          1 YEAR    5 YEARS   CAPITAL    INCOME    TOTAL
------------------------------------------------------------------------------------------
Equity Index Portfolio      4/29/1991       47.85%    22.21%    17.14%     2.48%    19.62%
Equity Income Portfolio      6/7/1993       43.05     --        17.44      3.94     21.38
------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolios could lose money.


GROWTH PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 7, 1993-MARCH 31, 1998
---------------------------------------------------------------------------
                             GROWTH PORTFOLIO                    S&P 500
FISCAL            CAPITAL         INCOME          TOTAL            TOTAL
YEAR               RETURN         RETURN         RETURN           RETURN
---------------------------------------------------------------------------
1993                2.6%           0.0%            2.6%             3.4%
1994                5.2            0.7             5.9              3.7
1995               30.7            1.3            32.0             29.7
1996               26.4            1.4            27.8             20.3
1997               27.4            1.4            28.8             40.4
1998*              19.2            1.2            20.4             17.2
---------------------------------------------------------------------------

*Six months ended March 31, 1998.

See Financial Highlights table on page 43 for dividend and capital gains information since the Portfolio's inception.


SMALL COMPANY GROWTH PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 3, 1996-MARCH 31, 1998
---------------------------------------------------------------------------
                               SMALL COMPANY                      SMALL
                             GROWTH PORTFOLIO                    COMPANY
                                                                 INDEX*
FISCAL            CAPITAL         INCOME          TOTAL            TOTAL
YEAR               RETURN         RETURN         RETURN           RETURN
---------------------------------------------------------------------------
1996               -1.6%           0.0%           -1.6%            -4.4%
1997               21.6            0.6            22.2             33.5
1998**              2.7%           0.3%            3.0%             5.7%
---------------------------------------------------------------------------

 *Russell 2000 Index through July 1997; Small Company Growth Fund Stock Index thereafter.

**Six months ended March 31, 1998.

See Financial Highlights table on page 44 for dividend and capital gains information since the Portfolio's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998
--------------------------------------------------------------------------------------------
                                                                     SINCE INCEPTION
                                    INCEPTION                -------------------------------
                                      DATE        1 YEAR     CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------
Growth Portfolio                   6/7/1993        45.28%     22.99%       1.23%      24.22%
Small Company Growth Portfolio     6/3/1996        39.36      11.98        0.47       12.45
--------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.


INTERNATIONAL PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 3, 1994-MARCH 31, 1998
----------------------------------------------------------------------------
                          INTERNATIONAL PORTFOLIO               MSCI EAFE
FISCAL            CAPITAL         INCOME          TOTAL            TOTAL
YEAR               RETURN         RETURN         RETURN           RETURN
----------------------------------------------------------------------------
1994                3.1%           0.0%            3.1%             0.1%
1995               10.6            0.6            11.2              6.1
1996               11.8            1.6            13.4              8.9
1997               17.2            1.4            18.6             12.5
1998*               1.0            1.4             2.4              5.9
----------------------------------------------------------------------------

*Six months ended March 31, 1998.

See Financial Highlights table on page 44 for dividend and capital gains information since the Portfolio's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998
-----------------------------------------------------------------------------------
                                                             SINCE INCEPTION
                         INCEPTION                    -----------------------------
                            DATE            1 YEAR     CAPITAL    INCOME     TOTAL
-----------------------------------------------------------------------------------
International Portfolio   6/3/1994           14.60%     11.35%     1.31%    12.66%
-----------------------------------------------------------------------------------

FINANCIAL STATEMENTS
March 31, 1998 (unaudited)


The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Variable Insurance Fund Portfolios, are included as an insert to this report.


STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately. The International Portfolio's realized and unrealized gains (losses) on investment securities include the effect of foreign currency movements on security values. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.


---------------------------------------------------------------------------------------------------------------

                                                          MONEY      HIGH-GRADE      HIGH YIELD
                                                         MARKET            BOND            BOND       BALANCED
                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                    -----------------------------------------------------------
                                                                      SIX MONTHS ENDED MARCH 31, 1998
                                                    -----------------------------------------------------------
                                                          (000)           (000)           (000)          (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                 --              --              --        $ 3,419
   Interest                                             $11,508          $6,963          $4,639          6,336
                                                    -----------------------------------------------------------
      Total Income                                       11,508           6,963           4,639          9,755
                                                    -----------------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                              26              13              33            249
      Performance Adjustment                                 --              --              --            (31)
   The Vanguard Group--Note C
      Management and Administrative                         262             222             105            432
      Marketing and Distribution                             73              19               9             45
   Custodian Fees                                            10              28               1              3
   Auditing Fees                                              5               5               5              5
   Shareholders' Reports                                      5               3               2              7
   Annual Meeting and Proxy Costs                             3               2               1              5
   Trustees' Fees and Expenses                               --              --              --              1
                                                    -----------------------------------------------------------
      Total Expenses                                        384             292             156            716
      Expenses Paid Indirectly--Note D                       --              --              (1)           (27)
                                                    -----------------------------------------------------------
      Net Expenses                                          384             292             155            689
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    11,124           6,671           4,484          9,066
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                (5)            338             932         17,787
   Futures Contracts                                         --              --              --             --
   Foreign Currencies and Forward Currency Contracts         --              --              --             --
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                     (5)            338             932         17,787
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                     --           1,863             325         26,182
   Futures Contracts                                         --              --              --             --
   Foreign Currencies and Forward Currency Contracts         --              --              --             --
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)             --           1,863             325         26,182
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                            $11,119          $8,872          $5,741        $53,035
===============================================================================================================


---------------------------------------------------------------------------------------------------------------
                                                                                                         SMALL
                                                         EQUITY          EQUITY                        COMPANY
                                                          INDEX          INCOME          GROWTH         GROWTH
                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                    -----------------------------------------------------------
                                                                      SIX MONTHS ENDED MARCH 31, 1998
                                                    -----------------------------------------------------------
                                                          (000)           (000)           (000)          (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                           $  5,930         $ 4,773         $ 2,322         $  327
   Interest                                                 748             113             522            274
                                                    -----------------------------------------------------------
      Total Income                                        6,678           4,886           2,844            601
                                                    -----------------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                               7             165             381            102
      Performance Adjustment                                 --              --              --            (30)
   The Vanguard Group--Note C
      Management and Administrative                         648             346             449            164
      Marketing and Distribution                             71              28              48             13
   Custodian Fees                                             6               9               6              4
   Auditing Fees                                              6               5               6              5
   Shareholders' Reports                                      8               5               8              3
   Annual Meeting and Proxy Costs                             6               4               5              2
   Trustees' Fees and Expenses                                1              --               1             --
                                                    -----------------------------------------------------------
      Total Expenses                                        753             562             904            263
      Expenses Paid Indirectly--Note D                       --              --              --             --
                                                    -----------------------------------------------------------
      Net Expenses                                          753             562             904            263
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     5,925           4,324           1,940            338
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                             1,811             659          16,236         (4,155)
   Futures Contracts                                      2,616              --              --             --
   Foreign Currencies and Forward Currency Contracts         --              --              --             --
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                  4,427             659          16,236         (4,155)
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                                120,490          48,211          77,931          7,449
   Futures Contracts                                        737              --              --             --
   Foreign Currencies and Forward Currency Contracts         --              --              --             --
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                       121,227          48,211          77,931          7,449
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                           $131,579         $53,194         $96,107         $3,632
===============================================================================================================

STATEMENT OF OPERATIONS (continued)
-----------------------------------------------------------------------------------------------------------
                                                                                             INTERNATIONAL
                                                                                                 PORTFOLIO
                                                                                          -----------------
                                                                                          SIX MONTHS ENDED
                                                                                            MARCH 31, 1998
                                                                                          -----------------
                                                                                                     (000)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                                                       $  756
   Interest                                                                                            334
                                                                                          -----------------
      Total Income                                                                                   1,090
                                                                                          -----------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                                        139
      Performance Adjustment                                                                            39
   The Vanguard Group--Note C
      Management and Administrative                                                                    245
      Marketing and Distribution                                                                        24
   Custodian Fees                                                                                       68
   Auditing Fees                                                                                         5
   Shareholders' Reports                                                                                 6
   Annual Meeting and Proxy Costs                                                                        4
   Trustees' Fees and Expenses                                                                          --
                                                                                          -----------------
      Total Expenses                                                                                   530
      Expenses Paid Indirectly--Note D                                                                  --
                                                                                          -----------------
      Net Expenses                                                                                     530
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                  560
-----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                                                       (1,244)
   Futures Contracts                                                                                    --
   Foreign Currencies and Forward Currency Contracts                                                 1,243
-----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                                (1)
-----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                                             3,088
   Futures Contracts                                                                                    --
   Foreign Currencies and Forward Currency Contracts                                                   (11)
-----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                     3,077
-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $3,636
===========================================================================================================

*Dividends for the International Portfolio are net of foreign withholding taxes of $123,000.

STATEMENT OF CHANGES IN NET ASSETS


This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Money Market, High-Grade Bond, and High Yield Bond Portfolios distribute their income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The other Portfolios' amounts of Distributions--Net Investment Income, and all Portfolios' amounts of Distributions--Realized Capital Gain, may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------------------------------
                                                                  MONEY MARKET                                HIGH-GRADE
                                                                    PORTFOLIO                               BOND PORTFOLIO
                                                    ---------------------------------        -------------------------------------
                                                       SIX MONTHS                YEAR           SIX MONTHS                   YEAR
                                                            ENDED               ENDED                ENDED                  ENDED
                                                    MAR. 31, 1998       SEP. 30, 1997        MAR. 31, 1998          SEP. 30, 1997
                                                            (000)               (000)                (000)                  (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                $  11,124           $  19,140          $     6,671               $ 10,507
   Realized Net Gain (Loss)                                    (5)                 --                  338                     45
   Change in Unrealized Appreciation (Depreciation)            --                  --                1,863                  4,504
                                                    ------------------------------------------------------------------------------
      Net Increase in Net Assets
          Resulting from Operations                        11,119              19,140                8,872                 15,056
                                                    ------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                  (11,124)            (19,140)              (6,671)               (10,507)
   Realized Capital Gain                                       --                  --                 --                      --
                                                    ------------------------------------------------------------------------------
      Total Distributions                                 (11,124)            (19,140)              (6,671)               (10,507)
                                                    ------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                 434,394             816,202               65,085                 72,451
   Issued in Lieu of Cash Distributions                    11,124              19,140                6,671                 10,507
   Redeemed                                              (392,739)           (727,724)             (25,079)               (39,093)
                                                    ------------------------------------------------------------------------------
      Net Increase (Decrease) from
      Capital Share Transactions                           52,779             107,618               46,677                 43,865
----------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                               52,774             107,618               48,878                 48,414
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                    392,599             284,981              187,890                139,476
                                                    ------------------------------------------------------------------------------
   End of Period                                         $445,373            $392,599             $236,768               $187,890
==================================================================================================================================

(1) Shares Issued (Redeemed)
   Issued                                                 434,394             816,202                6,080                  6,960
   Issued in Lieu of Cash Distributions                    11,124              19,140                  623                  1,007
   Redeemed                                              (392,739)           (727,724)              (2,344)                (3,751)
                                                    ------------------------------------------------------------------------------
      Net Increase (Decrease) in Shares Outstanding        52,779             107,618                4,359                  4,216
==================================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                                                   HIGH YIELD                                  BALANCED
                                                                 BOND PORTFOLIO                                PORTFOLIO
                                                    ---------------------------------        -------------------------------------
                                                       SIX MONTHS                YEAR           SIX MONTHS                   YEAR
                                                            ENDED               ENDED                ENDED                  ENDED
                                                    MAR. 31, 1998       SEP. 30, 1997        MAR. 31, 1998          SEP. 30, 1997
                                                            (000)               (000)                (000)                  (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                              $     4,484            $  4,575          $     9,066              $  15,492
   Realized Net Gain (Loss)                                   932                 125               17,787                 23,864
   Change in Unrealized Appreciation (Depreciation)           325               2,050               26,182                 55,895
                                                    ------------------------------------------------------------------------------
      Net Increase in Net Assets
      Resulting from Operations                             5,741               6,750               53,035                 95,251
                                                    ------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                   (4,484)             (4,575)             (15,773)                (4,238)
   Realized Capital Gain                                     (124)                (25)             (21,821)               (12,490)
                                                    ------------------------------------------------------------------------------
      Total Distributions                                  (4,608)             (4,600)             (37,594)               (16,728)
                                                    ------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                  59,246              81,826               69,488                109,112
   Issued in Lieu of Cash Distributions                     4,608               4,600               37,594                 16,728
   Redeemed                                               (20,667)            (25,934)             (36,876)               (66,658)
                                                    ------------------------------------------------------------------------------
      Net Increase (Decrease) from
      Capital Share Transactions                           43,187              60,492               70,206                 59,182
----------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                               44,320              62,642               85,647                137,705
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                     84,887              22,245              467,779                330,074
                                                    ------------------------------------------------------------------------------
   End of Period                                         $129,207             $84,887             $553,426               $467,779
==================================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                   5,569               7,895                3,998                  6,790
   Issued in Lieu of Cash Distributions                       433                 443                2,290                  1,151
   Redeemed                                                (1,944)             (2,512)              (2,128)                (4,193)
                                                    ------------------------------------------------------------------------------
      Net Increase (Decrease) in
      Shares Outstanding                                    4,058               5,826                4,160                  3,748
==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                  EQUITY INDEX                               EQUITY INCOME
                                                                    PORTFOLIO                                  PORTFOLIO
                                                    ---------------------------------        -------------------------------------
                                                       SIX MONTHS                YEAR           SIX MONTHS                   YEAR
                                                            ENDED               ENDED                ENDED                  ENDED
                                                    MAR. 31, 1998       SEP. 30, 1997        MAR. 31, 1998          SEP. 30, 1997
                                                            (000)               (000)                (000)                  (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                 $  5,925            $  9,698            $   4,324               $  6,170
   Realized Net Gain (Loss)                                 4,427               6,531                  659                  5,925
   Change in Unrealized Appreciation (Depreciation)       121,227             166,268               48,211                 51,449
                                                    ------------------------------------------------------------------------------
      Net Increase in Net Assets
      Resulting from Operations                           131,579             182,497               53,194                 63,544
                                                    ------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                   (9,840)             (4,266)              (6,052)                (1,585)
   Realized Capital Gain                                   (6,946)             (2,021)              (5,674)                (1,796)
                                                    ------------------------------------------------------------------------------
      Total Distributions                                 (16,786)             (6,287)             (11,726)                (3,381)
                                                    ------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                 146,886             247,088               96,373                107,054
   Issued in Lieu of Cash Distributions                    16,786               6,287               11,726                  3,381
   Redeemed                                               (71,124)           (117,809)             (30,285)               (41,578)
                                                    ------------------------------------------------------------------------------
      Net Increase (Decrease) from
      Capital Share Transactions                           92,548             135,566               77,814                 68,857
----------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                              207,341             311,776              119,282                129,020
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                    717,671             405,895              271,209                142,189
                                                    ------------------------------------------------------------------------------
   End of Period                                         $925,012            $717,671            $ 390,491               $271,209
==================================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                   5,660              11,303                5,107                  6,672
   Issued in Lieu of Cash Distributions                       699                 341                  677                    244
   Redeemed                                                (2,760)             (5,455)              (1,604)                (2,626)
                                                    ------------------------------------------------------------------------------
      Net Increase (Decrease) in
      Shares Outstanding                                    3,599               6,189                4,180                  4,290
==================================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                                                     GROWTH                                  SMALL COMPANY
                                                                    PORTFOLIO                              GROWTH PORTFOLIO
                                                    ---------------------------------        -------------------------------------
                                                       SIX MONTHS                YEAR           SIX MONTHS                   YEAR
                                                            ENDED               ENDED                ENDED                  ENDED
                                                    MAR. 31, 1998       SEP. 30, 1997        MAR. 31, 1998          SEP. 30, 1997
                                                            (000)               (000)                (000)                  (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                 $  1,940            $  4,179             $    338               $    463
   Realized Net Gain (Loss)                                16,236              12,234               (4,155)                  (558)
   Change in Unrealized Appreciation (Depreciation)        77,931              75,855                7,449                 20,663
                                                    ------------------------------------------------------------------------------
      Net Increase in Net Assets
      Resulting from Operations                            96,107              92,268                3,632                 20,568
                                                    ------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                   (4,303)             (2,913)                (483)                  (190)
   Realized Capital Gain                                  (12,264)            (11,246)                  --                     --
                                                    ------------------------------------------------------------------------------
      Total Distributions                                 (16,567)            (14,159)                (483)                  (190)
                                                    ------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                  80,989             189,268               51,488                 99,236
   Issued in Lieu of Cash Distributions                    16,567              14,159                  483                    190
   Redeemed                                               (53,050)            (96,819)             (43,126)               (30,861)
                                                    ------------------------------------------------------------------------------
      Net Increase (Decrease) from
      Capital Share Transactions                           44,506             106,608                8,845                 68,565
----------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                              124,046             184,717               11,994                 88,943
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                    460,319             275,602              133,122                 44,179
                                                    ------------------------------------------------------------------------------
   End of Period                                         $584,365            $460,319             $145,116               $133,122
==================================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                   3,642               9,841                4,509                  9,757
   Issued in Lieu of Cash Distributions                       810                 846                   42                     20
   Redeemed                                                (2,424)             (4,969)              (3,866)                (3,146)
                                                    ------------------------------------------------------------------------------
      Net Increase (Decrease) in
      Shares Outstanding                                    2,028               5,718                  685                  6,631
==================================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                           INTERNATIONAL
                                                                                             PORTFOLIO
                                                                           -----------------------------------------
                                                                              SIX MONTHS                       YEAR
                                                                                   ENDED                      ENDED
                                                                           MAR. 31, 1998              SEP. 30, 1997
                                                                                   (000)                      (000)
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                        $    560                   $  2,863
   Realized Net Gain (Loss)                                                           (1)                     2,489
   Change in Unrealized Appreciation (Depreciation)                                3,077                     28,331
                                                                           -----------------------------------------
     Net Increase in Net Assets Resulting from Operations                          3,636                     33,683
                                                                           -----------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                          (3,016)                    (1,802)
   Realized Capital Gain                                                          (2,345)                    (4,118)
                                                                           -----------------------------------------
     Total Distributions                                                          (5,361)                    (5,920)
                                                                           -----------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                         39,219                    107,424
   Issued in Lieu of Cash Distributions                                            5,361                      5,920
   Redeemed                                                                      (52,536)                   (56,513)
                                                                           -----------------------------------------
     Net Increase (Decrease) from Capital Share Transactions                      (7,956)                    56,831
--------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                      (9,681)                    84,594
--------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                           246,116                    161,522
                                                                           -----------------------------------------
   End of Period                                                                $236,435                   $246,116
====================================================================================================================
(1)Shares Issued (Redeemed)
   Issued                                                                          2,915                      7,928
   Issued in Lieu of Cash Distributions                                              412                        489
   Redeemed                                                                       (3,976)                    (4,189)
                                                                           -----------------------------------------
     Net Increase (Decrease) in Shares Outstanding                                  (649)                     4,228
====================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; and how much it costs to operate the Portfolio.

   The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996 for portfolios that invest in equity securities. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                         MONEY MARKET PORTFOLIO
                                                                                       YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED   ----------------------------------------------------------
THROUGHOUT EACH PERIOD                                MARCH 31, 1998        1997       1996        1995       1994          1993
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $1.00       $1.00       $1.00       $1.00      $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                        .027        .054       .054        .056       .035          .030
   Net Realized and Unrealized Gain (Loss)
     on Investments                                               --          --         --          --         --            --
                                                      ---------------------------------------------------------------------------
     Total from Investment Operations                           .027        .054       .054        .056       .035          .030
                                                      ---------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                        (.027)      (.054)     (.054)      (.056)     (.035)        (.030)
   Distributions from Realized Capital Gains                      --          --         --          --         --            --
                                                      ---------------------------------------------------------------------------
     Total Distributions                                       (.027)      (.054)     (.054)      (.056)     (.035)        (.030)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $1.00       $1.00      $1.00       $1.00      $1.00         $1.00
=================================================================================================================================

TOTAL RETURN                                                   2.78%       5.48%      5.49%       5.77%      3.63%         3.05%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                         $445       $393        $285        $218       $171          $114
   Ratio of Total Expenses to
     Average Net Assets                                       0.19%*      0.21%       0.19%       0.23%      0.23%         0.29%
   Ratio of Net Investment Income to
     Average Net Assets                                       5.51%*      5.36%       5.36%       5.66%      3.66%         3.00%
---------------------------------------------------------------------------------------------------------------------------------

*Annualized.

----------------------------------------------------------------------------------------------------------------------------
                                                                                   HIGH-GRADE BOND PORTFOLIO
                                                                                     YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED    -----------------------------------------------------------
THROUGHOUT EACH PERIOD                         MARCH 31, 1998         1997         1996         1995       1994         1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $10.57       $10.29       $10.47      $  9.82     $10.94       $10.64
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                .333         .678         .670         .663       .619         .636
    Net Realized and Unrealized Gain (Loss)
        on Investments                                   .130         .280       (.180)         .650     (.966)         .349
                                                 ---------------------------------------------------------------------------
        Total from Investment Operations                 .463         .958         .490        1.313     (.347)         .985
                                                 ---------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income               (.333)       (.678)       (.670)       (.663)     (.619)       (.636)
    Distributions from Realized Capital Gains              --           --           --           --     (.154)       (.049)
                                                 ---------------------------------------------------------------------------
        Total Distributions                            (.333)       (.678)       (.670)       (.663)     (.773)       (.685)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $10.70       $10.57       $10.29       $10.47    $  9.82       $10.94
============================================================================================================================

TOTAL RETURN                                            4.42%        9.60%        4.80%       13.83%     -3.31%        9.64%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $237         $188         $139         $120        $80          $85
    Ratio of Total Expenses to
        Average Net Assets                             0.27%*        0.29%        0.25%        0.29%      0.24%        0.29%
    Ratio of Net Investment Income to
        Average Net Assets                             6.25%*        6.51%        6.43%        6.58%      5.98%        5.92%
    Portfolio Turnover Rate                              49%*          40%          56%          29%        46%          73%
----------------------------------------------------------------------------------------------------------------------------

*Annualized.


---------------------------------------------------------------------------------------------------------
                                                                       HIGH YIELD BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                                 SIX MONTHS ENDED    YEAR ENDED         JUN. 3* TO
THROUGHOUT EACH PERIOD                                    MARCH 31, 1998  SEP. 30,1997      SEP. 30, 1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.59       $10.15             $10.00
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                            .455         .922               .299
    Net Realized and Unrealized Gain (Loss) on Investments           .125         .450               .150
                                                              -------------------------------------------
        Total from Investment Operations                             .580        1.372               .449
                                                              -------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.455)       (.922)             (.299)
    Distributions from Realized Capital Gains                      (.015)       (.010)                 --
                                                              -------------------------------------------
        Total Distributions                                        (.470)       (.932)             (.299)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.70       $10.59             $10.15
=========================================================================================================

TOTAL RETURN                                                        5.59%       14.12%              4.56%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                             $129          $85                $22
    Ratio of Total Expenses to Average Net Assets                 0.30%**        0.31%            0.32%**
    Ratio of Net Investment Income to Average Net Assets          8.58%**        8.88%            9.29%**
    Portfolio Turnover Rate                                         42%**          30%                 8%
---------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

----------------------------------------------------------------------------------------------------------------------------
                                                                                       BALANCED PORTFOLIO
                                                                                     YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED   ------------------------------------------------------------
THROUGHOUT EACH PERIOD                         MARCH 31, 1998         1997         1996         1995       1994         1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $17.97      $14.81        $13.33       $11.33     $11.58       $10.83
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                 .30          .60         .565          .51        .46          .50
    Net Realized and Unrealized Gain (Loss)
        on Investments                                   1.49         3.31        1.420         2.07      (.16)          .97
                                               -----------------------------------------------------------------------------
        Total from Investment Operations                 1.79         3.91        1.985         2.58        .30         1.47
                                               -----------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                (.60)        (.19)       (.505)        (.50)      (.39)        (.69)
    Distributions from Realized Capital Gains           (.83)        (.56)           --        (.08)      (.16)        (.03)
                                               -----------------------------------------------------------------------------
        Total Distributions                            (1.43)        (.75)       (.505)        (.58)      (.55)        (.72)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $18.33       $17.97       $14.81       $13.33     $11.33       $11.58
============================================================================================================================

TOTAL RETURN                                           10.89%       27.60%       15.26%       23.65%      2.67%       14.10%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $553        $468          $330         $280       $230         $191
    Ratio of Total Expenses to
        Average Net Assets                             0.29%*       0.32%         0.31%        0.36%      0.34%        0.39%
    Ratio of Net Investment Income to
        Average Net Assets                             3.63%*       3.96%         4.04%        4.25%      4.11%        4.45%
    Portfolio Turnover Rate                              30%*         25%           36%          26%        42%          41%
    Average Commission Rate Paid                       $.0414      $.0462        $.0393          N/A        N/A          N/A
----------------------------------------------------------------------------------------------------------------------------

*Annualized.


----------------------------------------------------------------------------------------------------------------------------
                                                                                     EQUITY INDEX PORTFOLIO
                                                                                     YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED   ------------------------------------------------------------
THROUGHOUT EACH PERIOD                         MARCH 31, 1998         1997         1996         1995       1994         1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $25.32       $18.32       $15.69       $12.47     $12.37       $11.32
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                 .18          .34          .34          .33        .31          .34
    Net Realized and Unrealized Gain (Loss)
        on Investments                                   4.04         6.94         2.75         3.26        .12         1.07
                                             -------------------------------------------------------------------------------
        Total from Investment Operations                 4.22         7.28         3.09         3.59        .43         1.41
                                             -------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                (.34)        (.19)        (.33)        (.29)      (.23)        (.34)
    Distributions from Realized Capital Gains           (.24)        (.09)        (.13)        (.08)      (.10)        (.02)
                                             -------------------------------------------------------------------------------
        Total Distributions                             (.58)        (.28)        (.46)        (.37)      (.33)        (.36)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $28.96       $25.32       $18.32       $15.69     $12.47       $12.37
============================================================================================================================

TOTAL RETURN                                           17.14%      40.31%        20.19%       29.51%      3.53%       12.68%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $925        $718          $406         $276       $186         $165
    Ratio of Total Expenses to
        Average Net Assets                             0.19%*       0.23%         0.22%        0.28%      0.24%        0.29%
    Ratio of Net Investment Income to
        Average Net Assets                             1.50%*       1.78%         2.13%        2.53%      2.60%        2.63%
    Portfolio Turnover Rate                               1%*           1%           2%           2%         7%          16%
    Average Commission Rate Paid                       $.0136      $.0160        $.0203          N/A        N/A          N/A
----------------------------------------------------------------------------------------------------------------------------

*Annualized.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    EQUITY INCOME PORTFOLIO
                                                                                     YEAR ENDED SEPTEMBER 30,      JUN. 7* TO
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED   -------------------------------------------------------------
THROUGHOUT EACH PERIOD                         MARCH 31, 1998         1997         1996         1995       1994 SEP. 30, 1993
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $18.50       $13.71       $12.00       $10.05     $10.57        $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                .220          .42          .48          .46        .45           .14
    Net Realized and Unrealized Gain (Loss)
        on Investments                                  2.785         4.69         1.75         2.02      (.63)           .54
                                                -----------------------------------------------------------------------------
        Total from Investment Operations                3.005         5.11         2.23         2.48      (.18)           .68
                                                -----------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income               (.400)        (.15)        (.46)        (.48)      (.33)         (.11)
    Distributions from Realized Capital Gains          (.375)        (.17)        (.06)        (.05)      (.01)            --
                                                -----------------------------------------------------------------------------
        Total Distributions                            (.775)        (.32)        (.52)        (.53)      (.34)         (.11)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $20.73       $18.50       $13.71       $12.00     $10.05        $10.57
=============================================================================================================================

TOTAL RETURN                                           17.07%      38.05%        19.07%       25.69%     -1.64%         6.81%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $390         $271         $142          $91        $68           $50
    Ratio of Total Expenses to
        Average Net Assets                            0.35%**       0.37%         0.35%        0.39%      0.34%       0.39%**
    Ratio of Net Investment Income to
        Average Net Assets                            2.70%**       3.11%         3.69%        4.28%      4.57%       4.30%**
    Portfolio Turnover Rate                              1%**          8%            8%          10%        18%            2%
    Average Commission Rate Paid                        $0571       $0558         $0583          N/A        N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                        GROWTH PORTFOLIO
                                                                                     YEAR ENDED SEPTEMBER 30,      JUN. 7* TO
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED  --------------------------------------------------------------
THROUGHOUT EACH PERIOD                         MARCH 31, 1998         1997         1996         1995       1994 SEP. 30, 1993
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $21.51      $17.58        $14.10       $10.79     $10.26        $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                 .08         .190          .18          .16        .14           .04
    Net Realized and Unrealized Gain (Loss)
        on Investments                                   4.13        4.615         3.65         3.26        .46           .22
                                            ---------------------------------------------------------------------------------
        Total from Investment Operations                 4.21        4.805         3.83         3.42        .60           .26
                                            ---------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                (.20)       (.180)        (.16)        (.11)      (.07)            --
    Distributions from Realized Capital Gains           (.57)       (.695)        (.19)           --         --            --
                                            ---------------------------------------------------------------------------------
        Total Distributions                             (.77)       (.875)        (.35)        (.11)      (.07)            --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $24.95       $21.51       $17.58       $14.10     $10.79        $10.26
=============================================================================================================================

TOTAL RETURN                                           20.36%      28.76%        27.79%       32.02%      5.87%         2.60%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $584        $460          $276         $162        $82           $36
    Ratio of Total Expenses to
        Average Net Assets                            0.36%**       0.38%         0.39%        0.47%      0.38%       0.43%**
    Ratio of Net Investment Income to
        Average Net Assets                            0.77%**       1.12%         1.29%        1.64%      1.55%       1.63%**
    Portfolio Turnover Rate                             49%**          38%          42%          32%        34%           10%
    Average Commission Rate Paid                       $.0492      $.0498        $.0499          N/A        N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

---------------------------------------------------------------------------------------------------------
                                                                     SMALL COMPANY GROWTH PORTFOLIO
                                                                            YEAR ENDED         JUN. 3* TO
FOR A SHARE OUTSTANDING                                 SIX MONTHS ENDED --------------------------------
THROUGHOUT EACH PERIOD                                    MARCH 31, 1998  SEP. 30,1997      SEP. 30, 1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $11.97      $  9.84             $10.00
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                             .03          .04                .04
    Net Realized and Unrealized Gain (Loss) on Investments            .33         2.13              (.20)
                                                              -------------------------------------------
        Total from Investment Operations                              .36         2.17              (.16)
                                                              -------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                            (.04)        (.04)                 --
    Distributions from Realized Capital Gains                          --           --                 --
                                                              -------------------------------------------
        Total Distributions                                         (.04)        (.04)                 --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $12.29       $11.97            $  9.84
=========================================================================================================

TOTAL RETURN                                                        3.03%       22.16%             -1.60%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                             $145         $133                $44
    Ratio of Total Expenses to Average Net Assets                 0.39%**        0.39%            0.45%**
    Ratio of Net Investment Income to Average Net Assets          0.50%**        0.67%            1.42%**
    Portfolio Turnover Rate                                        115%**          72%                18%
    Average Commission Rate Paid                                   $.0534       $.0472             $.0600
---------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.


------------------------------------------------------------------------------------------------------------------
                                                                            INTERNATIONAL PORTFOLIO
                                                                             YEAR ENDED SEPTEMBER 30,   JUN. 3* TO
FOR A SHARE OUTSTANDING                              SIX MONTHS ENDED  -------------------------------------------
THROUGHOUT EACH PERIOD                                 MARCH 31, 1998     1997       1996      1995  SEP. 30, 1994
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $14.55   $12.74     $11.40    $10.31         $10.00
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .04      .17        .14       .16            .05
    Net Realized and Unrealized Gain (Loss) on Investments        .27     2.10       1.36       .99            .26
                                                            ------------------------------------------------------
        Total from Investment Operations                          .31     2.27       1.50      1.15            .31
                                                            ------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.18)    (.14)      (.16)     (.06)             --
    Distributions from Realized Capital Gains                   (.14)    (.32)         --        --             --
                                                            ------------------------------------------------------
        Total Distributions                                     (.32)    (.46)      (.16)     (.06)             --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $14.54   $14.55     $12.74    $11.40         $10.31
==================================================================================================================

TOTAL RETURN                                                    2.39%   18.55%     13.36%    11.21%          3.10%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                         $236     $246       $162       $90            $63
    Ratio of Total Expenses to Average Net Assets             0.47%**    0.46%      0.49%     0.54%        0.30%**
    Ratio of Net Investment Income to Average Net Assets      0.50%**    1.43%      1.42%     1.67%        1.91%**
    Portfolio Turnover Rate                                     33%**      22%        19%       27%             0%
    Average Commission Rate Paid                               $.0222   $.0327     $.0403       N/A            N/A
------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Money Market, High-Grade Bond, High Yield Bond, Balanced, Equity Index, Equity Income, Growth, Small Company Growth, and International Portfolios.
    Certain investments of the Money Market, High-Grade Bond, High Yield Bond, and Balanced Portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers, which may subject the Portfolio to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other Portfolios:
Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

    Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

    3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Equity Index Portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

    The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

    Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

    4. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    5. REPURCHASE AGREEMENTS: The Money Market Portfolio may invest in repurchase agreements secured by U.S. government obligations. The other Portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities.

    Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    6. DISTRIBUTIONS: Distributions of net investment income to shareholders of the Money Market, High-Grade Bond, and High Yield Bond Portfolios are declared daily and paid on the first business day of the following month. Annual distributions of net investment income to shareholders of the Balanced, Equity Index, Equity Income, Growth, Small Company Growth, and International Portfolios are recorded on the ex-dividend date. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

    7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Money Market, High-Grade Bond, and Equity Index Portfolios on an at-cost basis.

    Wellington Management Company, LLP; Newell Associates; and Lincoln Capital Management Company provide investment advisory services to the High Yield Bond, Equity Income, and Growth Portfolios, respectively. For the six months ended March 31, 1998, the investment advisory fees of the High Yield Bond, Equity Income, and Growth Portfolios represented effective annual rates of 0.06%, 0.10%, and 0.15%, respectively, of average net assets.

    Wellington Management Company, LLP provides investment advisory services to the Balanced Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index composed of the S&P 500 Index and the Lehman Long Corporate AA or Better Bond Index. For the six months ended March 31, 1998, the investment advisory fee represented an effective annual basic rate of 0.10% of the Portfolio's average net assets before a decrease of $31,000 (0.01%) based on performance.

    Granahan Investment Management, Inc., provides investment advisory services to the Small Company Growth Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 2000 Index and, beginning January 1, 1998, an index of the stocks held by the largest small capitalization stock mutual funds. For the six months ended March 31, 1998, the investment advisory fee represented an effective annual basic rate of 0.15% of the Portfolio's average net assets before a decrease of $30,000 (0.04%) based on performance.

    Schroder Capital Management International Inc. provides investment advisory services to the International Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended March 31, 1998, the investment advisory fee represented an effective annual basic rate of 0.12% of the Portfolio's average net assets before an increase of $39,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At March 31, 1998, the Fund had contributed capital aggregating $207,000 to Vanguard (included in Other Assets), representing 1.0% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the noninterest-bearing custody account. For the six months ended March 31, 1998, directed brokerage and custodian fee offset arrangements reduced the expenses by:

    ----------------------------------------------------------------------------
                                EXPENSE REDUCTION
                                      (000)                    TOTAL EXPENSE
                           -----------------------------      REDUCTION AS A
                             DIRECTED     CUSTODIAN        PERCENTAGE OF AVERAGE
    PORTFOLIO               BROKERAGE        FEES               NET ASSETS
    ----------------------------------------------------------------------------
    High Yield Bond             --            $1                    --
    Balanced                   $27            --                  0.01%*
    ----------------------------------------------------------------------------

    *Annualized.

E. During the six months ended March 31, 1998, purchases and sales of investment securities other than temporary cash investments were:

    -----------------------------------------------------------------------------------
                           U.S. GOVERNMENT SECURITIES       OTHER INVESTMENT SECURITIES
                                     (000)                             (000)
                        ---------------------------------------------------------------
    PORTFOLIO                PURCHASES           SALES        PURCHASES       SALES
    -----------------------------------------------------------------------------------
    High-Grade Bond           $80,471          $46,861       $  24,283    $    4,786
    High Yield Bond                --               --          65,842        21,196
    Balanced                   32,810           33,101          82,057        39,247
    Equity Index                   --               --          84,440         3,959
    Equity Income                  --               --          71,353         1,686
    Growth                         --               --         146,643       119,996
    Small Company Growth           --               --          84,235        73,912
    International                  --               --          35,812        48,241
    -----------------------------------------------------------------------------------

    At September 30, 1997, the following Portfolios had available realized capital losses to offset future taxable capital gains through the following fiscal year-ends:

    ---------------------------------------------------------
                                  EXPIRATION
                              FISCAL YEARS ENDING    AMOUNT
    PORTFOLIO                    SEPTEMBER 30,       (000)
    ---------------------------------------------------------
    High-Grade Bond               2003-2005          $   767
    Small Company Growth          2004-2006            1,093
    ---------------------------------------------------------

    The Equity Index Portfolio used a tax accounting practice to apply $222,000 of the price of capital shares redeemed to reduce capital gain distribution requirements for tax purposes for the fiscal year ended September 30, 1997. Capital gains that were so offset have been reclassified from accumulated net realized gains to paid in capital.

    During the six months ended March 31, 1998, the International Portfolio realized net foreign currency losses of $55,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

F. At March 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

    -------------------------------------------------------------------------
                                                    (000)
                             ------------------------------------------------
                              APPRECIATED      DEPRECIATED     NET UNREALIZED
     PORTFOLIO                 SECURITIES      SECURITIES       APPRECIATION
    -------------------------------------------------------------------------
    High-Grade Bond            $    6,061     $     (264)      $    5,797
    High Yield Bond                 2,966           (272)           2,694
    Balanced                      149,077           (623)         148,454
    Equity Index                  407,804         (4,104)         403,700
    Equity Income                 125,369           (546)         124,823
    Growth                        224,683           (207)         224,476
    Small Company Growth           30,634         (2,238)          28,396
    International                  63,860        (15,116)          48,744
    -------------------------------------------------------------------------

    At March 31, 1998, the aggregate settlement value of open S&P 500 Index futures contracts expiring in June 1998 held by the Equity Index Portfolio and the unrealized appreciation on those contracts were $30,261,000 and $1,060,000, respectively.

    The International Portfolio had net unrealized foreign currency losses of $18,000 resulting from the translation of other assets and liabilities at March 31, 1998.

G. The market value of securities on loan to brokers/dealers at March 31, 1998, and collateral received with respect to such loans were:

    -------------------------------------------------------
                                             (000)
                             ------------------------------
                               MARKET VALUE        CASH
                                 OF LOANED      COLLATERAL
    PORTFOLIO                   SECURITIES       RECEIVED
    -------------------------------------------------------
    High-Grade Bond              $  4,081        $  4,144
    High Yield Bond                 1,642           1,686
    Balanced                       14,213          14,590
    Small Company Growth            3,339           3,530
    International                  26,836          28,538
    -------------------------------------------------------

    Cash collateral received is invested in repurchase agreements.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
                            "500" are trademarks of
     The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating
 to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of
                             Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
    Aggressive Growth Portfolio
    Capital Opportunity Portfolio
    Global Equity Portfolio
Index Trust
    500 Portfolio
    Extended Market Portfolio
    Growth Portfolio
    Small Capitalization Stock
      Portfolio
    Total Stock Market Portfolio
    Value Portfolio
Institutional Index Fund
International Equity Index Fund
    Emerging Markets Portfolio
    European Portfolio
    Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
    Energy Portfolio
    Gold & Precious Metals
      Portfolio
    Health Care Portfolio
    REIT Index Portfolio
    Utilities Income Portfolio
Tax-Managed Fund
    Capital Appreciation
      Portfolio
    Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
    U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
    Global Asset Allocation
      Portfolio
LifeStrategy Portfolios
    Conservative Growth
      Portfolio
    Growth Portfolio
    Income Portfolio
    Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
    Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Funds
    Intermediate-Term U.S.
      Treasury Portfolio
    Long-Term U.S. Treasury
      Portfolio
    Short-Term U.S. Treasury
      Portfolio
Bond Index Fund
    Intermediate-Term Bond
      Portfolio
    Long-Term Bond Portfolio
    Short-Term Bond Portfolio
    Total Bond Market Portfolio
Fixed Income Securities Fund
    GNMA Portfolio
    High Yield Corporate Portfolio
    Intermediate-Term Corporate
      Portfolio
    Intermediate-Term U.S.
      Treasury Portfolio
    Long-Term Corporate
      Portfolio
    Long-Term U.S. Treasury
      Portfolio
    Short-Term Corporate
      Portfolio
    Short-Term Federal Portfolio
    Short-Term U.S. Treasury
      Portfolio
Municipal Bond Fund
    High-Yield Portfolio
    Insured Long-Term Portfolio
    Intermediate-Term Portfolio
    Limited-Term Portfolio
    Long-Term Portfolio
    Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
    U.S. Treasury Money Market
      Portfolio
Money Market Reserves
    Federal Portfolio
    Prime Portfolio
Municipal Bond Fund
    Money Market Portfolio
State Tax-Free Funds
    (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

VARIABLE INSURANCE FUND
Vanguard Variable Insurance Fund


Q642-3/1998
(C) 1998 Vanguard Marketing
     Corporation, Distributor

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036


www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

VANGUARD VARIABLE INSURANCE FUND
FINANCIAL STATEMENTS
March 31, 1998 (unaudited)



The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, which begin on page 32 of the accompanying report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, U.S. government and agency issues, corporate bonds, etc.) and by industry sector or, for international securities, by country. (The Equity Index Portfolio's S&P 500 Index securities are listed in descending market value order.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for Portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Portfolios that distribute net income to shareholders as a dividend each day usually have no Undistributed Net Income. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

  CONTENTS
  Money Market Portfolio..............    1
  High-Grade Bond Portfolio...........    5
  High Yield Bond Portfolio...........   11
  Balanced Portfolio..................   15
  Equity Index Portfolio..............   19
  Equity Income Portfolio.............   24
  Growth Portfolio....................   26
  Small Company Growth Portfolio......   28
  International Portfolio.............   30


------------------------------------------------------------------------------------------------
                                                                                  FACE    MARKET
                                                                MATURITY        AMOUNT    VALUE*
MONEY MARKET PORTFOLIO                                 YIELD**      DATE         (000)     (000)
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.4%)
------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                                5.488%   4/5/1998(1)   $ 5,000   $ 4,999
Federal Home Loan Bank                                  5.467%  4/26/1998(1)     5,000     4,999
Federal Home Loan Mortgage Corp.                        5.464%  4/20/1998(1)    10,000     9,998
Federal Home Loan Mortgage Corp.                        5.488%  4/26/1998(1)    15,000    14,991
Federal National Mortgage Assn.                         5.507%  4/15/1998(1)     5,000     4,999
Federal National Mortgage Assn.                         5.478%  4/17/1998(1)    20,000    19,986
Federal National Mortgage Assn.                         5.647%  6/30/1998        4,000     3,945
------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST $63,917)                                                                            63,917
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                  FACE    MARKET
                                                                MATURITY        AMOUNT    VALUE*
MONEY MARKET PORTFOLIO                                 YIELD**      DATE         (000)     (000)
------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (48.1%)
------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES (0.7%)
J.P. Morgan & Co.                                       5.623%   6/4/1998      $   345    $  342
NationsBank Corp.                                       5.527%  5/22/1998        1,500     1,488
Wachovia Corp.                                          5.573%  4/24/1998        1,049     1,045
                                                                                        --------
                                                                                           2,875
                                                                                        --------
FINANCE--AUTOMOBILES (2.8%)
General Motors Acceptance Corp.                         5.534%  4/29/1998        4,000     3,983
New Center Asset Trust                                  5.616%  5/13/1998          600       596
New Center Asset Trust                                  5.578%  6/11/1998        7,151     7,073
New Center Asset Trust                                  5.557%   4/7/1998          900       899
                                                                                        --------
                                                                                          12,551
                                                                                        --------
FINANCE--OTHER (23.7%)
Asset Securitization Cooperative Corp.                  5.528%   5/4/1998        8,000     7,960
Asset Securitization Cooperative Corp.                  5.587%  5/19/1998          600       596
Associates Corp. of North America                       5.518%  5/26/1998        5,000     4,959
CIT Group Inc.                                          5.515%   5/6/1998        8,000     7,958
Centric Capital Corp.                                   5.591%   6/2/1998        2,000     1,981
Centric Capital Corp.                                   5.598%   6/5/1998        4,577     4,531
Commercial Credit Co.                                   5.528%   5/4/1998        8,000     7,960
Delaware Funding                                         5.58%  6/22/1998        8,368     8,263
Eiger Capital Corp.                                     5.616%  4/24/1998        2,415     2,406
Eiger Capital Corp.                                     5.629%  4/27/1998        1,900     1,892
Enterprise Funding Corp.                                5.621%  4/27/1998        1,300     1,295
Enterprise Funding Corp.                                5.556%  5/18/1998        3,600     3,574
Enterprise Funding Corp.                                5.545%   5/6/1998        2,005     1,994
Enterprise Funding Corp.                                5.606%  6/15/1998        2,000     1,977
General Electric Capital Corp.                          5.515%  4/29/1998        5,000     4,979
General Electric Capital Corp.                          5.815%  5/19/1998        1,987     1,972
General Electric Capital Corp.                          5.822%  5/29/1998        1,946     1,930
General Electric Capital Corp.                          5.542%  6/10/1998        1,300     1,286
General Electric Capital Corp.                          5.511%  6/18/1998        5,500     5,436
General Electric Capital Corp.                          5.419%   7/6/1998          840       828
General Electric Capital Corp.                          5.596%  9/14/1998          500       487
General Electric Capital Corp.                          5.621%  9/23/1998        2,700     2,628
Riverwoods Funding Corp.                                5.591%  6/19/1998        8,400     8,298
Private Export Funding Corp.                            5.729%  6/24/1998        1,595     1,575
Private Export Funding Corp.                            5.569%  7/30/1998        4,500     4,420
Private Export Funding Corp.                            5.586%  8/14/1998       14,807    14,504
                                                                                       ---------
                                                                                         105,689
                                                                                       ---------
INDUSTRIAL (4.0%)
Archer-Daniels-Midland Co.                               5.57%  4/27/1998        3,000     2,988
Archer-Daniels-Midland Co.                              5.575%  6/10/1998        4,000     3,957
Chevron U.K. Investment PLC                             5.534%   5/6/1998        1,883     1,873
E.I. du Pont de Nemours & Co.                           5.488%  4/28/1998        1,000       996
Minnesota Mining & Manufacturing Co.                     5.51%   6/9/1998        2,775     2,746
Minnesota Mining & Manufacturing Co.                    5.596%  7/22/1998        5,547     5,452
                                                                                       ---------
                                                                                          18,012
                                                                                       ---------
INSURANCE (4.8%)
John Hancock Capital Corp.                              5.598%  6/29/1998        1,560     1,539
MetLife Funding Inc.                                    5.561%   5/5/1998        4,065     4,044
New York Life Capital Corp.                             5.827%  4/28/1998        5,000     4,979
USAA Capital Corp.                                      5.556%  6/18/1998        5,000     4,941
USAA Capital Corp.                                      5.579%  7/14/1998        5,674     5,584
                                                                                       ---------
                                                                                          21,087
                                                                                       ---------
FOREIGN BANKS (1.3%)
Bayerische Landesbank Girozentrale                      5.571%  5/27/1998        5,600     5,552
                                                                                       ---------


------------------------------------------------------------------------------------------------
                                                                                  FACE    MARKET
                                                                MATURITY        AMOUNT    VALUE*
                                                       YIELD**      DATE         (000)     (000)
------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT (7.4%)
Province of British Columbia                            5.786%  5/22/1998      $ 5,000   $ 4,960
Province of British Columbia                             5.51%  7/27/1998        3,000     2,948
Caisse d'Amortissement de la Dette Sociale              5.661%   4/7/1998        4,000     3,996
Caisse d'Amortissement de la Dette Sociale              5.847%   6/8/1998        5,000     4,946
Caisse des Depots et Consignations                      6.051%   4/1/1998        8,500     8,500
KFW International Finance Inc.                          5.685%   4/8/1998        2,800     2,797
KFW International Finance Inc.                          5.763%  6/17/1998        5,000     4,940
                                                                                       ---------
                                                                                          33,087
                                                                                       ---------
FOREIGN INDUSTRIAL (2.5%)
Diageo Capital PLC                                      5.595%   5/1/1998          400       398
Telstra Corp. Ltd.                                      5.578%  6/10/1998        7,488     7,408
Telstra Corp. Ltd.                                       5.58%  6/17/1998        1,000       991
Telstra Corp. Ltd.                                      5.584%  6/19/1998        2,353     2,325
                                                                                       ---------
                                                                                          11,122
                                                                                       ---------
FOREIGN UTILITIES (0.9%)
France Telecom                                          5.521%  5/22/1998        2,031     2,015
France Telecom                                          5.586%   5/5/1998        2,200     2,188
                                                                                       ---------
                                                                                           4,203
                                                                                       ---------
------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
  (COST $214,178)                                                                        214,178
------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (19.7%)
------------------------------------------------------------------------------------------------
U.S. BANKS (1.9%)
Chase Manhattan Bank USA                                 5.59%   6/8/1998        8,400     8,400
                                                                                       ---------

YANKEE CERTIFICATES OF DEPOSIT--CANADIAN BRANCHES
  (1.1%)
National Westminster Bank PLC                            5.709%  4/30/1998        5,000    4,978
                                                                                       ---------

YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (16.7%)
ABN-AMRO Bank N.V.                                       5.58%   4/3/1998        5,000     5,000
Bank of Montreal                                         5.52%  5/18/1998        8,000     8,000
Bayerische Vereinsbank AG                                5.65%   7/7/1998       10,000    10,001
Canadian Imperial Bank of Commerce                       5.53%  5/20/1998        8,000     8,000
Credit Agricole Indosuez                                 5.81%   6/2/1998        5,000     5,000
Credit Agricole Indosuez                                 5.52%  8/13/1998        5,000     5,000
Deutsche Bank AG                                         6.17%  4/23/1998        4,000     4,000
Deutsche Bank AG                                         6.20%  4/24/1998        2,000     2,000
Deutsche Bank AG                                         5.70%   1/7/1999        2,000     1,999
Deutsche Bank AG                                         5.58%   7/9/1998        3,250     3,250
National Westminster Bank PLC                            5.79%  7/27/1998        3,300     3,300
National Westminster Bank PLC                            5.52%   8/4/1998        2,000     2,000
Rabobank Nederland NV                                    5.53%   8/3/1998        5,000     5,000
Royal Bank of Canada                                     5.91%  6/17/1998        3,000     3,000
Swiss Bank Corp.                                         5.84%  7/17/1998        3,000     3,001
Swiss Bank Corp.                                         5.75%   4/2/1999        4,000     4,000
Westdeutsche Landesbank Girozentrale                     5.53%  4/30/1998        2,000     2,000
                                                                                       ---------
                                                                                          74,551
                                                                                       ---------
------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
  (COST $87,929)                                                                          87,929
------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (11.8%)
------------------------------------------------------------------------------------------------
Barclays Bank PLC                                        5.71%  5/12/1998        5,000     4,999
Barclays Bank PLC                                        5.45%  6/15/1998        4,000     4,000
Barclays Bank PLC                                        5.54%  8/17/1998        1,000     1,000
Bayerische Landesbank Girozentrale                       5.43%  7/14/1998        6,000     5,998
Bayerische Landesbank Girozentrale                       5.65%   6/8/1998        3,000     3,000
Dresdner Bank AG                                         5.56%  6/15/1998        3,500     3,500
National Australia Bank                                  5.57%   6/9/1998        5,000     5,000

------------------------------------------------------------------------------------------------
                                                                                  FACE    MARKET
                                                                MATURITY        AMOUNT    VALUE*
MONEY MARKET PORTFOLIO                                 YIELD**      DATE         (000)     (000)
------------------------------------------------------------------------------------------------
Rabobank Nederland NV                                   5.815%   6/2/1998     $  5,000  $  5,000
Rabobank Nederland NV                                    5.52%  8/24/1998        4,000     4,000
Toronto Dominion Bank                                    5.52%  5/13/1998        8,000     8,000
Westdeutsche Landesbank Girozentrale                     5.62%   4/7/1998        3,000     3,000
Westdeutsche Landesbank Girozentrale                     5.61%   7/8/1998        5,000     5,000
------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
  (COST $52,497)                                                                          52,497
------------------------------------------------------------------------------------------------
OTHER NOTES (7.3%)
------------------------------------------------------------------------------------------------
Abbey National Treasury Services                        5.568%  4/15/1998(1)    10,000     9,995
LaSalle National Bank                                    5.60%   7/6/1998        1,500     1,500
LaSalle National Bank                                   5.610%  5/11/1998        4,000     4,000
SMM Trust 1997-A                                        5.687%  6/23/1998(1)    12,000    12,000
Wachovia Bank N.A.                                      5.552%   4/2/1998(1)     5,000     4,998
------------------------------------------------------------------------------------------------
TOTAL OTHER NOTES
  (COST $32,493)                                                                          32,493
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
  (COST $451,014)                                                                        451,014
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                       6,390
Liabilities                                                                              (12,031)
                                                                                       ---------
                                                                                          (5,641)
------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------
Applicable to 445,381,569 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                               $445,373
================================================================================================

NET ASSET VALUE PER SHARE                                                                  $1.00
================================================================================================

 *See Note A in Notes to Financial Statements.
**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
(1)Floating Rate Note.


------------------------------------------------------------------------------------------------
 AT MARCH 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------
                                                                                AMOUNT       PER
                                                                                 (000)     SHARE
------------------------------------------------------------------------------------------------
 Paid in Capital                                                              $445,381    $1.00
 Undistributed Net Investment Income                                                --       --
 Accumulated Net Realized Losses                                                    (8)      --
 Unrealized Appreciation                                                            --       --
================================================================================================
 NET ASSETS                                                                   $445,373     $1.00
================================================================================================

------------------------------------------------------------------------------------------------
                                                                                  FACE    MARKET
                                                                MATURITY        AMOUNT    VALUE*
HIGH-GRADE BOND PORTFOLIO                          COUPON           DATE         (000)     (000)
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (64.4%)
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (32.1%)
U.S. Treasury Bond                                 7.875%       2/15/2021      $   740   $   907
U.S. Treasury Bond                                  8.00%      11/15/2021        6,435     8,012
U.S. Treasury Bond                                 8.125%       8/15/2019        5,635     7,040
U.S. Treasury Bond                                 8.125%       8/15/2021        2,925     3,684
U.S. Treasury Bond                                  8.50%       2/15/2020        1,870     2,426
U.S. Treasury Bond                                  8.75%       5/15/2017          505       660
U.S. Treasury Bond                                  8.75%       5/15/2020          525       698
U.S. Treasury Bond                                 8.875%       8/15/2017        2,350     3,111
U.S. Treasury Bond                                 8.875%       2/15/2019        1,010     1,349
U.S. Treasury Bond                                 9.125%       5/15/2018          510       693
U.S. Treasury Bond                                10.375%      11/15/2009        1,595     1,987
U.S. Treasury Bond                                10.375%      11/15/2012        1,915     2,537
U.S. Treasury Bond                                 10.75%       8/15/2005          875     1,134
U.S. Treasury Bond                                11.625%      11/15/2002        1,000     1,239
U.S. Treasury Bond                                 14.00%      11/15/2011        1,065     1,645
U.S. Treasury Note                                 5.625%      11/30/2000          550       550
U.S. Treasury Note                                  5.75%      10/31/2000          100       100
U.S. Treasury Note                                  5.75%      10/31/2002        3,390     3,399
U.S. Treasury Note                                 5.875%       7/31/1999        3,000     3,012
U.S. Treasury Note                                 5.875%       2/15/2000          400       402
U.S. Treasury Note                                 5.875%      11/15/2005          175       176
U.S. Treasury Note                                  6.00%       8/15/1999        1,000     1,006
U.S. Treasury Note                                  6.25%      10/31/2001          400       407
U.S. Treasury Note                                  6.25%       2/28/2002        1,300     1,326
U.S. Treasury Note                                  6.25%       2/15/2003           45        46
U.S. Treasury Note                                 6.375%       5/15/2000          150       152
U.S. Treasury Note                                 6.625%       3/31/2002          550       568
U.S. Treasury Note                                 6.625%       4/30/2002        6,125     6,333
U.S. Treasury Note                                  6.75%       6/30/1999        2,950     2,993
U.S. Treasury Note                                  6.75%       4/30/2000          175       179
U.S. Treasury Note                                 6.875%       7/31/1999          350       356
U.S. Treasury Note                                 6.875%       5/15/2006        5,310     5,685
U.S. Treasury Note                                  7.00%       7/15/2006        3,625     3,912
U.S. Treasury Note                                 7.125%       2/29/2000          350       360
U.S. Treasury Note                                  7.25%       8/15/2004          470       508
U.S. Treasury Note                                  7.50%      10/31/1999          750       772
U.S. Treasury Note                                  7.50%      11/15/2001          130       138
U.S. Treasury Note                                  7.50%       2/15/2005        1,500     1,648
U.S. Treasury Note                                  7.75%      11/30/1999          675       698
U.S. Treasury Note                                  7.75%       2/15/2001          325       343
U.S. Treasury Note                                 7.875%      11/15/1999          900       932
U.S. Treasury Note                                 7.875%       8/15/2001          250       267
U.S. Treasury Note                                 7.875%      11/15/2004           50        56
U.S. Treasury Note                                  8.00%       5/15/2001          650       693
U.S. Treasury Note                                  8.50%       2/15/2000          175       184
U.S. Treasury Note                                  8.50%      11/15/2000          175       187
U.S. Treasury Note                                  8.75%       8/15/2000          500       534
U.S. Treasury Note                                 9.125%       5/15/1999          925       960
                                                                                       ---------
                                                                                          76,004
                                                                                       ---------
AGENCY BONDS & NOTES (1.2%)
Federal Home Loan Mortgage Corp.                   6.785%        3/1/2006          300       302
Federal Home Loan Mortgage Corp.                    7.09%        6/1/2005          200       203
Federal National Mortgage Assn.                     4.95%       9/30/1998          700       698
Federal National Mortgage Assn.                     5.35%       8/12/1998          700       700
Federal National Mortgage Assn.                     5.80%      12/10/2003          350       349
Federal National Mortgage Assn.                     6.25%       8/12/2003          350       349
Federal National Mortgage Assn.                     7.55%       6/10/2004          350       356
                                                                                       ---------
                                                                                           2,957
                                                                                       ---------

------------------------------------------------------------------------------------------------
                                                                                  FACE    MARKET
                                                                MATURITY        AMOUNT    VALUE*
HIGH-GRADE BOND PORTFOLIO                     COUPON                DATE         (000)     (000)
------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (31.1%)
Federal Home Loan Mortgage Corp.               5.50%    12/1/1998-11/1/2008 (2) $  171    $  170
Federal Home Loan Mortgage Corp.               6.00%      7/1/1998-1/1/2024 (2)  1,830     1,802
Federal Home Loan Mortgage Corp.               6.50%      4/1/1998-1/1/2028 (2)  6,985     6,978
Federal Home Loan Mortgage Corp.               7.00%     12/1/1999-3/1/2028 (2)  8,790     8,923
Federal Home Loan Mortgage Corp.               7.50%      3/1/2000-2/1/2028 (2)  7,290     7,485
Federal Home Loan Mortgage Corp.               8.00%    10/1/2009-12/1/2027 (2)  3,551     3,688
Federal Home Loan Mortgage Corp.               8.50%      5/1/2006-5/1/2027 (2)  1,213     1,273
Federal Home Loan Mortgage Corp.               9.00%     11/1/2005-5/1/2027 (2)    636       675
Federal Home Loan Mortgage Corp.               9.50%      1/1/2025-2/1/2025 (2)    167       181
Federal Home Loan Mortgage Corp.              10.00%     3/1/2017-11/1/2019 (2)     93       102
Federal National Mortgage Assn.                5.50%               3/1/2001 (2)     63        62
Federal National Mortgage Assn.                6.00%   11/15/1998-10/1/2025 (2)  1,397     1,376
Federal National Mortgage Assn.                6.50%      3/1/2000-6/1/2028 (2)  4,025     4,008
Federal National Mortgage Assn.                7.00%      5/1/2000-3/1/2028 (2)  7,234     7,332
Federal National Mortgage Assn.                7.50%      4/1/1999-5/1/2027 (2)  4,031     4,146
Federal National Mortgage Assn.                8.00%      2/1/2000-9/1/2027 (2)  2,265     2,353
Federal National Mortgage Assn.                8.50%    10/1/2004-12/1/2026 (2)    999     1,046
Federal National Mortgage Assn.                9.00%      3/1/2020-4/1/2025 (2)    426       454
Federal National Mortgage Assn.                9.50%      6/1/2001-2/1/2025 (2)    286       309
Federal National Mortgage Assn.               10.00%      8/1/2020-8/1/2021 (2)    125       137
Federal National Mortgage Assn.               10.50%               8/1/2020 (2)     34        38
Government National Mortgage Assn.             6.00%    3/15/2009-1/15/2024 (2)    387       383
Government National Mortgage Assn.             6.50%   10/15/2008-8/15/2027 (2)  2,064     2,049
Government National Mortgage Assn.             7.00%   10/15/2008-3/15/2028 (2)  5,111     5,174
Government National Mortgage Assn.             7.50%    5/15/2008-2/15/2028 (2)  5,299     5,452
Government National Mortgage Assn.             8.00%    3/15/2008-9/15/2027 (2)  4,091     4,251
Government National Mortgage Assn.             8.50%    7/15/2009-4/15/2027 (2)  1,676     1,776
Government National Mortgage Assn.             9.00%   4/15/2016-10/15/2026 (2)    937     1,011
Government National Mortgage Assn.             9.50%    4/15/2017-2/15/2025 (2)    471       515
Government National Mortgage Assn.            10.00%    5/15/2020-1/15/2025 (2)    191       212
Government National Mortgage Assn.            10.50%              5/15/2019 (2)     28        32
Government National Mortgage Assn.            11.00%             10/15/2015 (2)     27        31
Government National Mortgage Assn.            11.50%              2/15/2013 (2)     34        40
Resolution Trust Corp. Collateralized         10.35%              8/25/2021 (2)    106       112
 Mortgage Obligations                                                                  ---------
                                                                                          73,576
                                                                                       ---------
------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $147,995)                                                                        152,537
------------------------------------------------------------------------------------------------
CORPORATE BONDS (31.2%)
------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (3.2%)
California Infrastructure & Economic
  Development Bank SP Trust PG&E               6.16%              6/25/2003 (2)    250       251
California Infrastructure & Economic
  Development Bank SP Trust PG&E               6.42%              9/25/2008 (2)    375       379
Discover Card Master Trust                     5.40%             11/16/2001 (2)  1,400     1,397
First Deposit Master Trust                     5.75%              6/15/2001 (2)  1,400     1,401
First Deposit Master Trust                     6.05%              8/15/2002 (2)  1,400     1,402
Sears Credit Card Master Trust                 8.10%              6/15/2004 (2)  1,400     1,453
Standard Credit Card Master Trust             7.875%               1/7/2000 (2)  1,400     1,416
                                                                                       ---------
                                                                                           7,699
                                                                                       ---------
FINANCE (13.7%)
American General Finance Corp.                 8.00%              2/15/2000        900       931
Ameritech Capital Funding                      6.15%              1/15/2008      1,000       993
Associates Corp.                               6.25%              3/15/1999        500       502
Associates Corp.                               6.50%             10/15/2002        650       659
Associates Corp.                               6.68%              9/17/1999        700       708
Associates Corp.                               7.50%              4/15/2002        600       628
Avalon Properties Inc.                        6.875%             12/15/2007        450       450
BT Capital Trust B                             7.90%              1/15/2027        200       204

------------------------------------------------------------------------------------------------
                                                                                  FACE    MARKET
                                                                MATURITY        AMOUNT    VALUE*
                                              COUPON                DATE         (000)     (000)
------------------------------------------------------------------------------------------------
Bank of New York Capital I                     7.97%             12/31/2026      $ 400   $   423
BankAmerica Capital II                         8.00%             12/15/2026        200       213
BankAmerica Corp.                             9.625%              2/13/2001        500       546
BankAmerica Corp.                             10.00%               2/1/2003        200       231
Bear, Stearns & Co., Inc.                     6.625%              1/15/2004        200       202
Bear, Stearns & Co., Inc.                     7.625%              4/15/2000        250       257
CIT Group Holdings                            6.625%              6/15/2005        400       404
CNA Financial Corp.                            6.45%              1/15/2008        300       294
Chase Capital I                                7.67%              12/1/2026        400       410
The Chase Manhattan Corp.                     10.00%              6/15/1999      1,000     1,047
Chrysler Financial Corp.                      5.875%               2/7/2001        500       498
Chrysler Financial Corp.                       6.28%              6/21/1999        800       805
Citicorp Capital II                           8.015%              2/15/2027        500       526
CoreStates Capital Corp.                      9.375%              4/15/2003        250       283
Countrywide Funding                            7.31%              8/28/2000 MTN    600       614
Equity Residental Properties                   6.55%             11/15/2001        550       551
First Chicago Corp.                           11.25%              2/20/2001        300       340
First Interstate Bancorp                      8.625%               4/1/1999        500       513
Fleet Capital Trust II                         7.92%             12/11/2026        400       418
General Motors Acceptance Corp.                5.50%             12/15/2001        750       730
General Motors Acceptance Corp.               7.125%               5/1/2001      1,200     1,235
Great Western Finance                         6.375%               7/1/2000        900       903
Health & Retirement Property Trust             6.75%             12/18/2002 (1)    750       750
Household Finance Corp.                        7.65%              5/15/2007        400       430
JDN Realty Corp.                               6.80%               8/1/2004        350       348
Lehman Brothers Holdings Inc.                  6.15%              3/15/2000 MTN    750       749
Lehman Brothers Holdings Inc.                  6.90%              1/29/2001      1,000     1,015
Lehman Brothers Holdings Inc.                  7.20%              8/15/2009        320       332
Manufacturers Hanover Corp.                    8.50%              2/15/1999        500       511
Mellon Capital II                             7.995%              1/15/2027        400       423
Mellon Financial Corp.                        7.625%             11/15/1999        200       205
Merrill Lynch & Co., Inc.                      6.38%              7/18/2000        500       504
Merrill Lynch & Co., Inc.                      6.50%               4/1/2001      1,000     1,012
Morgan Stanley, Dean Witter, Discover & Co.    5.89%              3/20/2000 MTN  1,500     1,497
NCNB Corp.                                     9.50%               6/1/2004        150       174
NationsBank Corp.                              5.75%              3/15/2001        500       497
NationsBank Corp.                              7.00%              9/15/2001        200       206
NationsBank Corp.                              7.75%              8/15/2004        500       538
PaineWebber Group, Inc.                        7.00%               3/1/2000        450       457
Salomon, Inc.                                  6.50%               3/1/2000        650       655
Salomon, Inc.                                  6.65%              7/15/2001        750       759
Salomon, Inc.                                  6.70%              12/1/1998      1,000     1,006
Salomon Smith Barney Holdings Inc.            5.875%               2/1/2001        400       397
Salomon Smith Barney Holdings Inc.             7.98%               3/1/2000        700       724
Sears Roebuck & Co. Acceptance Corp.           6.75%              9/15/2005        150       152
Security Capital Pacific Trust                 8.05%               4/1/2017        150       162
Simon DeBartolo Group, Inc.                    6.75%              7/15/2004        250       248
Storage USA, Inc.                              7.50%              12/1/2027        175       177
Summit Properties Inc.                         6.95%              8/15/2004        700       703
Travelers Property Casualty Corp.              7.75%              4/15/2026        275       299
U S WEST Financial                             8.85%              9/20/1999 MTN    500       520
Wells Fargo Capital I                          7.96%             12/15/2026        400       418
                                                                                       ---------
                                                                                          32,386
                                                                                       ---------
INDUSTRIAL (11.0%)
American Stores Co.                            8.00%               6/1/2026        300       337
Anheuser-Busch Cos., Inc.                      7.10%              6/15/2007        450       468
Anheuser-Busch Cos., Inc.                     7.125%               7/1/2017        150       155
Anheuser-Busch Cos., Inc.                     7.375%               7/1/2023         75        77
Anheuser-Busch Cos., Inc.                     8.625%              12/1/2016         31        32
Applied Materials, Inc.                        8.00%               9/1/2004        100       107

------------------------------------------------------------------------------------------------
                                                                                  FACE    MARKET
                                                                MATURITY        AMOUNT    VALUE*
HIGH-GRADE BOND PORTFOLIO                     COUPON                DATE         (000)     (000)
------------------------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                    8.875%           4/15/2011        $  180    $  220
Auburn Hills                                  12.00%            5/1/2020           115       183
Bayer Corp.                                    6.65%           2/15/2028 (1)       350       350
Black & Decker Corp.                          6.625%          11/15/2000         1,000     1,011
Black & Decker Corp.                           7.50%            4/1/2003           500       525
The Boeing Co.                                6.625%           2/15/2038 (1)       400       393
Bowater, Inc.                                 9.375%          12/15/2021           250       305
Burlington Northern Santa Fe Corp.            6.375%          12/15/2005           100        99
Burlington Northern Santa Fe Corp.            6.875%           2/15/2016           300       301
Burlington Northern Sante Fe Corp.             7.25%            8/1/2097           100       103
C.R. Bard, Inc.                                6.70%           12/1/2026           450       460
CSX Corp.                                     8.625%           5/15/2022            50        59
Caterpillar Co.                               7.375%            3/1/2097           300       322
Chrysler Corp.                                 7.45%            2/1/2097           100       105
Comcast Cablevision                           8.875%            5/1/2017           350       413
Conrail Corp.                                  9.75%           6/15/2020           100       131
Continental Airlines, Inc.                    6.648%           3/15/2019           390       387
 (Equipment Trust Certificates)
Cyprus Minerals                               6.625%          10/15/2005           400       392
Deere & Co.                                    8.50%            1/9/2022           100       119
Delta Airlines, Inc.                           8.54%            1/2/2007 (2)       194       212
 (Equipment Trust Certificates)
The Walt Disney Co.                            7.55%           7/15/2093           350       387
Eastman Chemical Co.                          6.375%           1/15/2004           400       399
Eastman Chemical Co.                           7.25%           1/15/2024           100       102
Federal Express Corp.                         10.00%            9/1/1998           400       407
Federated Department Stores, Inc.              7.45%           7/15/2017           425       443
Ford Capital BV                               9.875%           5/15/2002           400       452
Ford Holdings                                  9.25%            3/1/2000           300       317
Ford Motor Co.                                 9.95%           2/15/2032            65        90
Fortune Brands, Inc.                          7.875%           1/15/2023           100       113
General Motors Corp.                          9.125%           7/15/2001           400       435
General Motors Corp.                          9.625%           12/1/2000           500       542
W.R. Grace & Co.                               7.40%            2/1/2000           400       412
W.R. Grace & Co.                               8.00%           8/15/2004           350       386
International Business Machines Corp.         7.125%           12/1/2096           450       467
International Paper Co.                       7.875%            8/1/2006           100       109
J.C. Penney & Co., Inc.                       6.875%           6/15/1999           500       506
Kroger Co.                                    6.375%            3/1/2008           650       639
Lockheed Martin Corp.                          6.85%           5/15/2001         2,000     2,040
May Department Stores Co.                      9.75%           2/15/2021           100       127
McDonald's Corp.                               6.75%           2/15/2003           230       233
Mobil Corp.                                   7.625%           2/23/2033           200       210
News America Holdings                          7.50%            3/1/2000           500       512
News America Holdings                          8.50%           2/15/2005           300       329
Norfolk Southern Corp.                        6.875%            5/1/2001         1,125     1,146
Norfolk Southern Corp.                         7.70%           5/15/2017            50        55
Norfolk Southern Corp.                         7.90%           5/15/2097            50        56
Northrop Grumman Corp.                        9.375%          10/15/2024           400       474
Occidental Petroleum Corp.                     8.50%           11/9/2001 MTN       750       803
Petro Geo-Services                            7.125%           3/30/2028           430       431
Philip Morris Cos., Inc.                       7.00%           7/15/2005           150       153
Philip Morris Cos., Inc.                       8.25%          10/15/2003           150       162
Phillips Petroleum Co.                         9.00%            6/1/2001           600       651
Praxair, Inc.                                  6.70%           4/15/2001         1,175     1,192
Praxair, Inc.                                  6.75%            3/1/2003           500       512
Quaker State Corp.                            6.625%          10/15/2005           175       175
Safeway Inc.                                   6.85%           9/15/2004           700       711
Tenneco, Inc.                                10.075%            2/1/2001           200       220
Texaco Capital Corp.                          8.875%            9/1/2021           150       189
Tosco Corp.                                    7.00%           7/15/2000         1,000     1,018
Union Carbide Corp.                            6.75%            4/1/2003           200       203
Union Carbide Corp.                            7.75%           10/1/2096           125       135

------------------------------------------------------------------------------------------------
                                                                                  FACE    MARKET
                                                                MATURITY        AMOUNT    VALUE*
                                              COUPON                DATE         (000)     (000)
------------------------------------------------------------------------------------------------
Union Carbide Corp.                           7.875%            4/1/2023        $  125    $  136
Union Oil of California                       6.375%            2/1/2004           200       200
Union Oil of California                       9.125%           2/15/2006           115       134
Union Pacific Corp.                           8.625%           5/15/2022           175       187
Whirlpool Corp.                                9.00%            3/1/2003           150       167
                                                                                       ---------
                                                                                          26,033
                                                                                       ---------
UTILITIES (3.3%)
AT&T Corp.                                     8.35%           1/15/2025           140       152
Alabama Power Co.                              8.75%           12/1/2021           107       108
Baltimore Gas & Electric Co.                  8.375%           8/15/2001           500       533
Carolina Power & Light Co.                    6.875%           8/15/2023           175       170
Coastal Corp.                                  7.75%          10/15/2035           250       266
Enron Corp.                                   7.125%           5/15/2007           150       155
Enron Corp.                                    9.65%           5/15/2001           450       493
Houston Lighting & Power Co.                   8.75%            3/1/2022           100       109
MCI Communications Corp.                       7.50%           8/20/2004           250       263
MCI Communications Corp.                       7.75%           3/23/2025           250       254
Michigan Bell Telephone Co.                    7.50%           2/15/2023           175       180
National Rural Utility Co.                     6.20%            2/1/2008           650       644
New England Telephone & Telegraph Co.         7.875%          11/15/2029           500       581
New York Telephone Co.                        6.125%           1/15/2010           750       734
New York Telephone Co.                         7.00%           8/15/2025           175       173
Northern Telecom Ltd.                         6.875%            9/1/2023           250       247
Pacific Bell Telephone Co.                     7.25%            7/1/2002           225       235
Southern California Edison Co.                6.375%           1/15/2006           650       651
Southwestern Bell Telephone Co.               6.625%           7/15/2007           600       617
Southwestern Bell Telephone Co.               7.625%            3/1/2023           475       486
Texas Utilities Co.                           7.375%            8/1/2001           250       258
Texas Utilities Co.                           7.875%            3/1/2023           110       114
Texas Utilities Co.                            8.25%            4/1/2004           100       109
Virginia Electric & Power Co.                 6.625%            4/1/2003           200       204
                                                                                       ---------
                                                                                           7,736
                                                                                       ---------
------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $72,843)                                                                          73,854
------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(3.4%)
------------------------------------------------------------------------------------------------
Province of British Columbia                   7.00%           1/15/2003           170       176
Canadian Imperial Bank of Commerce             6.20%            8/1/2000         1,800     1,808
 (NY Branch)
Finland Global Bond                           7.875%           7/28/2004           350       383
Grand Metropolitan Investment Corp.            9.00%           8/15/2011           150       184
Hanson Overseas                               7.375%           1/15/2003           400       416
Inter-American Development Bank                8.50%           3/15/2011           130       157
KFW International Finance, Inc.               7.625%           2/15/2004           300       322
KFW International Finance, Inc.                8.85%           6/15/1999           425       440
KFW International Finance, Inc.               9.125%           5/15/2001           200       217
Province of Manitoba                           8.75%           5/15/2001           500       537
Province of Manitoba                           9.25%            4/1/2020           120       158
Province of Manitoba                           9.50%           10/1/2000           130       140
Province of Manitoba                          9.625%           12/1/2018           100       135
National Westminster Bancorp Inc.             9.375%          11/15/2003           350       398
Province of Newfoundland                       7.32%          10/13/2023           350       373
Noranda, Inc.                                 8.625%           7/15/2002           370       395
Province of Ontario                           7.375%           1/27/2003           110       116
Province of Ontario                            7.75%            6/4/2002           200       212
Republic of Portugal                           5.75%           10/8/2003           650       644
Province of Saskatchewan                      7.125%           3/15/2008           200       214
Province of Saskatchewan                       8.00%           7/15/2004           550       602
------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (COST $7,783)                                                                            8,027
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE      MARKET
                                                                                 MATURITY              AMOUNT      VALUE*
HIGH-GRADE BOND PORTFOLIO                                           COUPON           DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.8%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                   5.95%      4/1/1998           $  4,144    $  4,144
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           5.97%      4/1/1998              2,407       2,407
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $6,551)                                                                                                   6,551
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.8%)
   (COST $235,172)                                                                                               240,969
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                5,441
Liabilities--Note G                                                                                               (9,642)
                                                                                                                ---------
                                                                                                                  (4,201)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 22,129,411 outstanding shares of beneficial interest
   (Unlimited authorization--no par value)                                                                      $236,768
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $10.70
=========================================================================================================================

*  See Note A in Notes to Financial Statements.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, the aggregate value of these securities was $1,493,000, representing 0.6% of net assets.
(2)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
MTN--Medium-Term Note.


------------------------------------------------------------------------------------------------
 AT MARCH 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------
                                                                           AMOUNT            PER
                                                                            (000)          SHARE
------------------------------------------------------------------------------------------------
 Paid in Capital                                                         $231,398         $10.46
 Undistributed Net Investment Income                                           --             --
 Accumulated Net Realized Losses                                             (427)          (.02)
 Unrealized Appreciation--Note F                                            5,797            .26
================================================================================================
 NET ASSETS                                                              $236,768         $10.70
================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
HIGH YIELD BOND PORTFOLIO                                            COUPON          DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (97.6%)
---------------------------------------------------------------------------------------------------------------------------
FINANCE (5.1%)
Amresco, Inc.                                                        10.00%     3/15/2004            $   500     $    514
Bank United Corp.                                                    8.875%      5/1/2007              1,250        1,350
Chevy Chase Savings Bank, FSB                                         9.25%     12/1/2008              1,000        1,045
Imperial Credit Industries, Inc.                                     9.875%     1/15/2007                700          693
Navistar Financial Corp.                                              9.00%      6/1/2002              1,000        1,050
Olympic Financial Ltd.                                               11.50%     3/15/2007                370          364
United Companies Financial Corp.                                     8.375%      7/1/2005                625          597
Western Financial Savings Bank, FSB                                   8.50%      7/1/2003              1,000          962
                                                                                                                ---------
                                                                                                                    6,575
                                                                                                                ---------
INDUSTRIAL (88.5%)
   AEROSPACE & DEFENSE (2.4%)
   Argo-Tech Corp.                                                   8.625%     10/1/2007                750          767
   K & F Industries, Inc.                                             9.25%    10/15/2007              1,000        1,043
   L-3 Communications Corp.                                         10.375%      5/1/2007                500          552
   Newport News Shipbuilding Inc.                                    8.625%     12/1/2006                750          784

   AUTOMOTIVE (6.0%)
   Accuride Corp.                                                     9.25%      2/1/2008 (1)          1,000          995
   Collins & Aikman Products Co.                                     11.50%     4/15/2006                750          844
   Delco-Remy International, Inc.                                   10.625%      8/1/2006                750          821
   Federal-Mogul Corp.                                                8.80%     4/15/2007              1,000        1,050
   Hayes Wheels International, Inc.                                  11.00%     7/15/2006                750          849
   Johnstown America Industries, Inc.                                11.75%     8/15/2005                750          838
   Key Plastics, Inc.                                                10.25%     3/15/2007                460          489
   LDM Technologies Inc.                                             10.75%     1/15/2007                300          327
   Lear Corp.                                                         9.50%     7/15/2006              1,000        1,104
   Walbro Corp.                                                      9.875%     7/15/2005                500          487

   BASIC INDUSTRIES (9.7%)
   Advanced Lighting Technologies, Inc.                               8.00%     3/15/2008                955          962
   Anchor Glass Container Corp.                                      11.25%      4/1/2005 (1)            500          550
   Cabot Safety Corp.                                                12.50%     7/15/2005                125          142
   Clark-Schwebel Inc.                                               10.50%     4/15/2006                235          263
   Consumers International                                           10.25%      4/1/2005 (1)          1,000        1,110
   Day International Group Inc.                                     11.125%      6/1/2005                200          219
   EnviroSource, Inc.                                                 9.75%     6/15/2003                750          765
   Goss Graphic Systems, Inc.                                        12.00%    10/15/2006                250          284
   Great Lakes Carbon Corp.                                          10.00%      1/1/2006                100          110
   Idex Corp.                                                        6.875%     2/15/2008                470          465
   International Wire Group                                          11.75%      6/1/2005                500          555
   Mastec Inc.                                                        7.75%      2/1/2008 (1)          1,250        1,244
   Neenah Corp.                                                     11.125%      5/1/2007              1,000        1,107
   Numatics Inc.                                                     9.625%      4/1/2008              1,000        1,021
   Park-Ohio Industries, Inc.                                         9.25%     12/1/2007              1,000        1,053
   Roller Bearing Co. of America Inc.                                9.625%     6/15/2007              1,000        1,027
   Scotsman Group Inc.                                               8.625%    12/15/2007                415          421
   Synthetic Industries, Inc.                                         9.25%     2/15/2007                250          261
   Terex Corp.                                                       8.875%      4/1/2008              1,000        1,000

   BUILDING MATERIALS (3.6%)
   American Standard Cos. Inc.                                       7.375%      2/1/2008              1,500        1,470
   Amtrol Inc.                                                      10.625%    12/31/2006                355          368
   Associated Materials Inc.                                          9.25%      3/1/2008                235          242
   Falcon Building Products, Inc.                                     9.50%     6/15/2007              1,000        1,020
   Johns Manville International Group                               10.875%    12/15/2004                500          554
   Nortek, Inc.                                                       9.25%     3/15/2007              1,000        1,040

   CABLE (5.1%)
   CSC Holdings, Inc.                                                 9.25%     11/1/2005                400          427
   Cablevision Systems Corp.                                         8.125%     8/15/2009                750          786

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                     COUPON          DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
   Comcast Corp.                                                     9.125%    10/15/2006              1,500        1,598
   Falcon Holdings Group                                             8.375%     4/15/2010                845          843
   Lenfest Communications, Inc.                                      8.375%     11/1/2005              1,000        1,036
   Rifkin Acquisition Partners LLLP                                 11.125%     1/15/2006              1,250        1,387
   TCI Communications, Inc.                                          6.875%     2/15/2006                500          506

   CHEMICALS (5.0%)
   Acetex Corp.                                                       9.75%     10/1/2003                750          776
   Buckeye Cellulose Corp.                                            8.50%    12/15/2005                750          767
   Huntsman Corp.                                                     9.50%      7/1/2007 (1)            280          284
   LaRoche Industries Inc.                                            9.50%     9/15/2007 (1)            750          741
   Lilly Industries, Inc.                                             7.75%     12/1/2007              1,250        1,274
   Pioneer Americas Acquisition Corp.                                 9.25%     6/15/2007              1,000        1,030
   Sovereign Specialty Chemicals Inc.                                 9.50%      8/1/2007 (1)            750          791
   Texas Petrochemicals Corp.                                       11.125%      7/1/2006                750          827

   CONSUMER GOODS & SERVICES (3.8%)
   Chattem, Inc.                                                     8.875%      4/1/2008                265          268
   Muzak LP/Muzak Capital Corp.                                      10.00%     10/1/2003                500          523
   Playtex Family Products Corp.                                      9.00%    12/15/2003              1,000        1,035
   Rayovac Corp.                                                     10.25%     11/1/2006                163          179
   Revlon Consumer Products Corp.                                    8.625%      2/1/2008 (1)          1,000        1,014
   Safelite Glass Corp.                                              9.875%    12/15/2006 (1)            750          795
   Sealy Mattress Co.                                                9.875%    12/15/2007 (1)          1,000        1,060

   CONTAINERS (3.4%)
   BWAY Corp.                                                        10.25%     4/15/2007              1,000        1,101
   Gaylord Container Corp.                                           9.375%     6/15/2007 (1)          1,000        1,000
   Owens-Illinois, Inc.                                               8.10%     5/15/2007                750          795
   Silgan Corp.                                                       9.00%      6/1/2009              1,000        1,050
   Sweetheart Cup Co., Inc.                                          9.625%      9/1/2000                400          404

   ENERGY & RELATED GOODS & SERVICES (8.3%)
   AmeriGas Partners, LP Series B                                   10.125%     4/15/2007                600          642
   Clark Refining & Marketing, Inc.                                  8.375%    11/15/2007              1,000        1,008
   Cross Timbers Oil Co.                                              9.25%      4/1/2007                750          770
   Dailey International Inc.                                          9.50%     2/15/2008 (1)            750          756
   Energy Corp. of America                                            9.50%     5/15/2007                750          746
   Falcon Drilling Co., Inc.                                         8.875%     3/15/2003                750          821
   Flores & Rucks, Inc.                                               9.75%     10/1/2006                500          548
   J. Ray McDermott, SA                                              9.375%     7/15/2006                500          538
   Newfield Exploration Co.                                           7.45%    10/15/2007                750          748
   Newpark Resources Inc.                                            8.625%    12/15/2007 (1)          1,250        1,284
   Plains Resources, Inc.                                            10.25%     3/15/2006                750          806
   Pride Petroleum Services, Inc.                                    9.375%      5/1/2007                750          802
   Seagull Energy Corp.                                              8.625%      8/1/2005                500          516
   Tuboscope Inc.                                                     7.50%     2/15/2008 (1)            750          739

   FOOD & LODGING (2.2%)
   B & G Foods Inc.                                                  9.625%      8/1/2007                750          770
   CapStar Hotel Co.                                                  8.75%     8/15/2007              1,000        1,035
   Purina Mills Inc.                                                  9.00%     3/15/2010              1,000        1,032

   HEALTH CARE (5.6%)
   Beverly Enterprises Inc.                                           9.00%     2/15/2006                250          261
   Columbia/HCA Healthcare Corp.                                      7.25%     5/20/2008              1,000          947
   Genesis Health Ventures Inc.                                       9.75%     6/15/2005                100          106
   Graham Field Health Products, Inc.                                 9.75%     8/15/2007                465          474
   Integrated Health Services, Inc.                                   9.50%     9/15/2007                500          530
   Kinetic Concepts, Inc.                                            9.625%     11/1/2007                750          769
   Leiner Health Products, Inc.                                      9.625%      7/1/2007                500          545
   Owens & Minor, Inc.                                              10.875%      6/1/2006                750          838

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
HIGH YIELD BOND PORTFOLIO                                            COUPON          DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
   Packard Bioscience Co.                                            9.375%      3/1/2007                360          346
   PharMerica, Inc.                                                  8.375%      4/1/2008                595          598
   Quorum Health Group, Inc.                                          8.75%     11/1/2005                200          209
   Tenet Healthcare Corp.                                           10.125%      3/1/2005                500          550
   U.S. Surgical Corp.                                                7.25%     3/15/2008              1,000          994

   HOME BUILDING & REAL ESTATE (2.4%)
   Continental Homes Holding Corp.                                   10.00%     4/15/2006                100          108
   Kaufman & Broad Home Corp.                                         7.75%    10/15/2004              1,000          995
   Standard Pacific Corp.                                             8.50%     6/15/2007              1,000        1,020
   Toll Corp.                                                         7.75%     9/15/2007              1,000        1,002

   MEDIA & ENTERTAINMENT (5.7%)
   American Radio Systems Corp.                                       9.00%      2/1/2006                500          531
   Big Flower Press Holdings Inc.                                    8.875%      7/1/2007                750          765
   Chancellor Media Corp                                             9.375%     10/1/2004                750          795
   Fox/Liberty Networks LLC                                          8.875%     8/15/2007              1,000        1,040
   JCAC, Inc.                                                       10.125%     6/15/2006                100          110
   Jacor Communications, Inc.                                         8.75%     6/15/2007                280          293
   Lin Television Corp.                                              8.375%      3/1/2008 (1)          1,000        1,006
   Outdoor Systems Inc.                                              9.375%    10/15/2006                260          279
   PRIMEDIA Inc.                                                     7.625%      4/1/2008 (1)          1,000          990
   Von Hoffman Press Inc.                                           10.375%     5/15/2007 (1)            500          535
   Young Broadcasting Inc.                                            9.00%     1/15/2006                750          778
   Young Broadcasting Inc.                                          10.125%     2/15/2005                250          269

   METAL (5.1%)
   AK Steel Corp.                                                    9.125%    12/15/2006                500          536
   Algoma Steel Inc.                                                12.375%     7/15/2005              1,000        1,190
   AmeriSteel Corp.                                                   8.75%     4/15/2008                370          375
   Armco, Inc.                                                        9.00%     9/15/2007                500          521
   Bethlehem Steel Corp.                                            10.375%      9/1/2003                400          433
   GS Technologies Operating Co., Inc.                               12.25%     10/1/2005                750          844
   LTV Corp.                                                          8.20%     9/15/2007                750          758
   NS Group Inc.                                                     13.50%     7/15/2003                300          348
   Oregon Steel Mills, Inc.                                          11.00%     6/15/2003                175          191
   Ryerson Tull, Inc.                                                9.125%     7/15/2006                500          550
   Weirton Steel Corp.                                               10.75%      6/1/2005                500          532
   Wells Aluminum Corp.                                             10.125%      6/1/2005                250          268

   PAPER & PACKAGING (5.6%)
   Container Corp. of America                                         9.75%      4/1/2003                700          753
   Doman Industries, Ltd.                                             8.75%     3/15/2004                750          750
   Domtar Inc.                                                        8.75%      8/1/2006                200          210
   Domtar Inc.                                                        9.50%      8/1/2016              1,250        1,341
   Fonda Group Inc.                                                   9.50%      3/1/2007                500          490
   NoramPac Inc.                                                      9.50%      2/1/2008 (1)          1,000        1,040
   Paperboard Industries International Inc.                          8.375%     9/15/2007 (1)          1,000        1,025
   Tembec Finance Corp.                                              9.875%     9/30/2005                750          795
   U.S. Timberlands LLC                                              9.625%    11/15/2007                750          780

   TECHNOLOGY & RELATED (6.5%)
   Advanced Micro Devices, Inc.                                      11.00%      8/1/2003                750          804
   Amphenol Corp.                                                    9.875%     5/15/2007              1,500        1,627
   Beckman Instruments, Inc.                                          7.45%      3/4/2008 (1)            750          753
   Fairchild Semiconductor Corp.                                    10.125%     3/15/2007                750          784
   Fisher Scientific International                                    9.00%      2/1/2008 (1)          1,000        1,018
   Iron Mountain, Inc.                                              10.125%     10/1/2006              1,000        1,101
   Pierce Leahy Corp.                                                9.125%     7/15/2007              1,250        1,313
   Unisys Corp.                                                      7.875%      4/1/2008              1,000        1,002

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
HIGH YIELD BOND PORTFOLIO                                            COUPON          DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
   TELECOMMUNICATIONS (5.4%)
   Comcast Cellular Holdings, Inc.                                    9.50%      5/1/2007              1,000        1,050
   GCI, Inc.                                                          9.75%      8/1/2007              1,000        1,063
   ITC Deltacom Inc.                                                 11.00%      6/1/2007              1,000        1,130
   Intermedia Communications Inc.                                    8.875%     11/1/2007              1,000        1,068
   McLeodUSA Inc.                                                     9.25%     7/15/2007              1,000        1,070
   Paging Network, Inc.                                             10.125%      8/1/2007                750          787
   Rogers Cantel, Inc.                                                8.30%     10/1/2007                750          750

   TEXTILES & RELATED (2.7%)
   Galey & Lord Inc.                                                 9.125%      3/1/2008 (1)          1,000        1,015
   Pillowtex Corp.                                                    9.00%    12/15/2007 (1)          1,000        1,040
   Tultex Corp.                                                      9.625%     4/15/2007                500          505
   Tultex Corp.                                                     10.625%     3/15/2005                500          521
   Westpoint Stevens, Inc.                                           9.375%    12/15/2005                425          451
                                                                                                                ---------
                                                                                                                  114,326
                                                                                                                ---------
UTILITIES (4.0%)
AES Corp.                                                            8.375%     8/15/2007                500          509
CMS Energy Corp.                                                     8.125%     5/15/2002                750          768
CalEnergy Co., Inc.                                                   9.50%     9/15/2006                250          271
Calpine Corp.                                                        7.875%      4/1/2008                810          812
Cleveland Electric Illuminating Co.                                   7.43%     11/1/2009 (1)          1,500        1,546
El Paso Electric Co.                                                  8.90%      2/1/2006              1,000        1,111
Texas-New Mexico Power Co.                                           10.75%     9/15/2003                200          217
                                                                                                                ---------
                                                                                                                    5,234
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $123,441)                                                                                                126,135
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.2%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                   5.95%      4/1/1998              1,686        1,686
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           5.97%      4/1/1998              1,140        1,140
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $2,826)                                                                                                    2,826
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
   (COST $126,267)                                                                                                128,961
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                5,641
Liabilities--Note G                                                                                                (5,395)
                                                                                                                ---------
                                                                                                                      246
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 12,075,880 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                       $129,207
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.70
=========================================================================================================================

*  See Note A in Notes to Financial Statements.

(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, the aggregate value of these securities was $22,331,000 representing 17.3% of net assets.

-------------------------------------------------------------------------------------------------------------------------
 AT MARCH 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $125,581       $10.40
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Gains                                                                          932          .08
 Unrealized Appreciation--Note F                                                                       2,694          .22
=========================================================================================================================
 NET ASSETS                                                                                         $129,207       $10.70
=========================================================================================================================

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
BALANCED PORTFOLIO                    SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (61.6%)
---------------------------------------------------------
AUTO & TRANSPORTATION (5.4%)
   CSX Corp.                           3,000          178
   Canadian National Railway Co.      45,500        2,912
   Chrysler Corp.                     62,500        2,598
   Ford Motor Co.                    149,531        9,691
   General Motors Corp.               43,139        2,909
   KLM Royal Dutch Air Lines NV       91,300        3,709
   Norfolk Southern Corp.             32,200        1,203
   Union Pacific Corp.               118,800        6,675
                                                ---------
                                                   29,875
                                                ---------
CONSUMER DISCRETIONARY (2.7%)
   Eastman Kodak Co.                  44,400        2,880
   May Department Stores Co.          34,800        2,210
   J.C. Penney Co., Inc.              40,500        3,065
   Sears, Roebuck & Co.               72,052        4,138
   Waste Management Inc.              76,000        2,342
                                                ---------
                                                   14,635
                                                ---------
CONSUMER STAPLES (1.7%)
   American Stores Co.                50,000        1,300
   General Mills, Inc.                23,000        1,748
   H.J. Heinz Co.                     69,000        4,028
   Philip Morris Cos., Inc.           56,000        2,334
                                                ---------
                                                    9,410
                                                ---------
FINANCIAL SERVICES (12.1%)
   Allstate Corp.                     44,964        4,134
   BankAmerica Corp.                  57,000        4,710
   CIGNA Corp.                        36,100        7,400
   Citicorp                           68,900        9,784
   CoreStates Financial Corp.         36,540        3,279
   Equity Residential Properties
    Trust REIT                        23,000        1,156
   Fannie Mae                         74,000        4,680
   First Union Corp.                 105,754        6,002
   Jefferson-Pilot Corp.              29,500        2,624
   MBIA, Inc.                         38,000        2,945
   Marsh & McLennan Cos., Inc.        48,000        4,191
   Security Capital Pacific, Inc. REIT47,000        1,131
   Spieker Properties, Inc. REIT      25,000        1,031
   Starwood Hotels & Resorts REIT      6,000          321
   U.S. Bancorp                       64,400        8,034
   Wachovia Corp.                     68,300        5,793
                                                ---------
                                                   67,215
                                                ---------
HEALTH CARE (7.6%)
   Abbott Laboratories                61,600        4,639
   American Home Products Corp.       23,000        2,194
   C.R. Bard, Inc.                    56,000        2,058
   Baxter International, Inc.         73,100        4,030
   Bristol-Myers Squibb Co.           50,400        5,257
   Columbia/HCA Healthcare Corp.      69,000        2,225
   Johnson & Johnson                  73,000        5,352
   Pfizer, Inc.                       39,500        3,938
   Pharmacia & Upjohn, Inc.          202,500        8,859
   Rhone-Poulenc SA ADR               71,782        3,616
                                                ---------
                                                   42,168
                                                ---------
INTEGRATED OILS (5.6%)
   Amoco Corp.                        52,400        4,526
   Ashland, Inc.                      23,400        1,325
   Atlantic Richfield Co.              9,000          708
   Chevron Corp.                      30,600        2,458
   Equitable Resources, Inc.          46,000        1,529
   Exxon Corp.                        29,700        2,008
   Kerr-McGee Corp.                   11,000          765
   Phillips Petroleum Co.             49,800        2,487
   Repsol SA ADR                      73,400        3,734
   Royal Dutch Petroleum Co. ADR      71,300        4,051
   Texaco Inc.                        21,000        1,265
   Total SA ADR                       46,056        2,766
   USX-Marathon Group                 50,200        1,889
   Unocal Corp.                       40,587        1,570
                                                ---------
                                                   31,081
                                                ---------
OTHER ENERGY (0.4%)
   Occidental Petroleum Corp.         68,000        1,993
                                                ---------


MATERIALS & PROCESSING (10.4%)
   Aluminum Co. of America            80,000        5,505
   BOC Group PLC ADR                  46,000        1,518
   British Steel PLC ADR             105,900        2,568
   Cabot Corp.                        50,200        1,851
   Dow Chemical Co.                   68,100        6,623
   E.I. du Pont de Nemours & Co.     106,100        7,215
   Imperial Chemical Industries
    PLC ADR                           23,000        1,653
   International Paper Co.            45,500        2,130
   Kimberly-Clark Corp.              121,300        6,080
   Lubrizol Corp.                     57,000        2,194
   Norsk Hydro ASA ADR                45,400        2,270
   PPG Industries, Inc.               39,200        2,663
   Phelps Dodge Corp.                 75,200        4,855
   Reynolds Metals Co.                36,262        2,228
   Temple-Inland Inc.                 45,000        2,796
   Westvaco Corp.                     45,300        1,393
   Willamette Industries, Inc.        69,800        2,622
   Witco Chemical Corp.               38,500        1,516
                                                ---------
                                                   57,680
                                                ---------
PRODUCER DURABLES (6.1%)
   AMP, Inc.                          60,000        2,629
   The Boeing Co.                     80,000        4,170
   Caterpillar, Inc.                  62,000        3,414
   Honeywell, Inc.                    73,300        6,061
   Lockheed Martin Corp.              46,000        5,175
   United Technologies Corp.          38,600        3,563
   Xerox Corp.                        84,000        8,941
                                                ---------
                                                   33,953
                                                ---------
TECHNOLOGY (0.6%)
   International Business
    Machines Corp.                    34,000        3,532
                                                ---------


UTILITIES (5.6%)
   AT&T Corp.                         75,500        4,955
   ALLTEL Corp.                       16,000          699
   Bell Atlantic Corp.                33,356        3,419
   BellSouth Corp.                    57,600        3,892
   Carolina Power & Light Co.         45,500        2,059
   Cinergy Corp.                      72,000        2,664
   Duke Energy Corp.                  57,000        3,395
   PacifiCorp                         72,000        1,773
   Pinnacle West Capital Corp.        40,000        1,778


---------------------------------------------------------
                                                   MARKET
                                                    VALUE*
 BALANCED PORTFOLIO                   SHARES         (000)
---------------------------------------------------------
   SBC Communications Inc.            66,000    $   2,879
   Texas Utilities Co.                56,700        2,229
   U S WEST Communications Group      22,100        1,210
                                                ---------
                                                   30,952
                                                ---------
OTHER (3.4%)
   Canadian Pacific Ltd.             129,000        3,805
   Cooper Industries, Inc.            82,000        4,874
   General Electric Co.               73,400        6,326
   Minnesota Mining &
    Manufacturing Co.                 39,400        3,593
                                                ---------
                                                   18,598
                                                ---------
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $203,312)                                341,092
---------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.3%)
---------------------------------------------------------
   Cyprus Amax Minerals Co.
    $4.00 Cvt. Pfd. Series A          11,666          560
   Sun Co., Inc.
    $1.80 Cvt. Pfd. Series A          29,000        1,100
---------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (COST $1,445)                                    1,660
---------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
CORPORATE BONDS (21.8%)
---------------------------------------------------------
COMMERCIAL MORTGAGE-
   BACKED SECURITIES (0.4%)
Asset Securitization Corp.
(3) 6.75%, 2/14/2041               $   2,000        2,047
                                                ---------

FINANCE (5.9%)
BB&T Corp.
   7.25%, 6/15/2007                    2,000        2,096
BankAmerica Corp.
   7.20%, 4/15/2006                    1,000        1,050
BankBoston NA
   6.375%, 3/25/2008                   2,000        1,976
CIGNA Corp.
   7.875%, 5/15/2027                   2,000        2,165
Citicorp
   7.625%, 5/1/2005                    1,000        1,064
Comerica, Inc.
   7.25%, 8/1/2007                     1,500        1,584
Dean Witter, Discover & Co.
   6.75%, 10/15/2013                   1,000        1,003
Exxon Capital Corp.
   6.00%, 7/1/2005                     1,000          990
First Union Corp.
   7.50%, 4/15/2035                    1,000        1,139
Ford Motor Credit Co.
   6.25%, 12/8/2005                    1,000          992
General Electric Global
   Insurance Holdings Corp.
   7.00%, 2/15/2026                    2,000        2,075
Jackson National Life Insurance Co.
(1) 8.15%, 3/15/2027                   1,500        1,668
John Hancock Mutual
   Life Insurance Co.
(1) 7.375%, 2/15/2024                  2,000        2,078

---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
---------------------------------------------------------
Lumbermens Mutual Casualty Co.
(1) 9.15%, 7/1/2026                $   1,000     $  1,167
NBD Bancorp, Inc.
   7.125%, 5/15/2007                   1,500        1,567
NationsBank Corp.
   7.80%, 9/15/2016                    2,000        2,221
Ohio National Life Insurance Co.
(1) 8.50%, 5/15/2026                   2,000        2,227
Provident Cos., Inc.
   7.25%, 3/15/2028                    2,000        1,985
Security Benefit Life Insurance Co.
(1) 8.75%, 5/15/2016                   1,500        1,672
SunTrust Bank Atlanta
   7.25%, 9/15/2006                    1,000        1,054
Wachovia Corp.
   6.375%, 2/1/2009                    1,000          994
                                                ---------
                                                   32,767
                                                ---------
INDUSTRIAL (10.0%)
Abbott Laboratories
   6.80%, 5/15/2005                    1,000        1,041
Air Products & Chemicals, Inc.
   7.375%, 5/1/2005                    1,000        1,061
Amoco Corp.
   6.50%, 8/1/2007                     1,500        1,540
Archer-Daniels-Midland Co.
   7.50%, 3/15/2027                    1,500        1,650
Baxter International, Inc.
   7.65%, 2/1/2027                     2,100        2,326
Becton, Dickinson & Co.
   7.00%, 8/1/2027                     2,000        2,084
The Boeing Co.
   8.75%, 8/15/2021                    1,500        1,894
Bristol-Myers Squibb Co.
   6.80%, 11/15/2026                   1,500        1,552
Browning-Ferris Industries, Inc.
   6.375%, 1/15/2008                   1,000          990
CPC International, Inc.
   7.25%, 12/15/2026                   1,000        1,067
Coca-Cola Enterprises, Inc.
   8.50%, 2/1/2022                     1,000        1,207
Dean Foods Co.
   6.90%, 10/15/2017                   2,000        2,045
E.I. du Pont de Nemours & Co.
   6.50%, 1/15/2028                    2,000        1,948
Fluor Corp.
   6.95%, 3/1/2007                     1,500        1,564
Georgia-Pacific Corp.
   9.625%, 3/15/2022                   1,000        1,117
International Business
   Machines Corp.
   7.00%, 10/30/2025                   2,000        2,098
Johnson Controls, Inc.
   7.125%, 7/15/2017                   1,200        1,245
KN Energy, Inc.
   7.25%, 3/1/2028                     2,000        2,004
Eli Lilly & Co.
   7.125%, 6/1/2025                    2,000        2,155
Lockheed Martin Corp.
   7.65%, 5/1/2016                     1,000        1,085


---------------------------------------------------------
                                       FACE        MARKET
                                     AMOUNT        VALUE*
                                       (000)        (000)
---------------------------------------------------------
McDonald's Corp.
   6.375%, 1/8/2028                  $ 1,000     $    978
   7.375%, 7/15/2033                   1,000        1,027
Mead Corp.
   7.35%, 3/1/2017                       500          529
Merck & Co.
   6.40%, 3/1/2028                     2,000        1,989
Minnesota Mining &
   Manufacturing Corp.
   6.375%, 2/15/2028                   2,000        1,956
Norfolk Southern Corp.
   7.70%, 5/15/2017                    1,500        1,656
J.C. Penney Co., Inc.
   7.95%, 4/1/2017                     1,500        1,660
Procter & Gamble Co. ESOP
   9.36%, 1/1/2021                     1,000        1,292
Raytheon Co.
   7.20%, 8/15/2027                    1,500        1,560
Sears, Roebuck & Co.
   9.375%, 11/1/2011                   1,000        1,239
Stanford Univ.
   7.65%, 6/15/2026                    1,000        1,149
TRW, Inc.
   9.375%, 4/15/2021                   1,000        1,309
Tosco Corp.
   7.80%, 1/1/2027                     1,500        1,629
Ultramar Diamond Shamrock Corp.
   7.20%, 10/15/2017                   2,000        2,021
United Technologies Corp.
   8.75%, 3/1/2021                     1,000        1,224
Wal-Mart Stores, Inc.
   7.25%, 6/1/2013                     1,000        1,079
Weyerhaeuser Co.
   6.95%, 8/1/2017                     1,500        1,501
                                                ---------
                                                   55,471
                                                ---------
UTILITIES (5.5%)
AT&T Corp.
   7.75%, 3/1/2007                     1,000        1,101
Ameritech Capital Funding
   6.875%, 10/15/2027                  2,000        2,034
Atlantic City Electric Co.
(2) 7.00%, 9/1/2023                    1,000        1,008
Baltimore Gas & Electric Co.
   5.50%, 4/15/2004                    1,000          966
BellSouth Telecommunications
   7.50%, 6/15/2033                    1,000        1,039
Central Power & Light Co.
   6.625%, 7/1/2005                    1,000        1,019
Duke Energy Corp.
   7.00%, 7/1/2033                     1,000          988
El Paso Natural Gas Co.
   7.50%, 11/15/2026                   1,500        1,590
Florida Power & Light Co.
   7.00%, 9/1/2025                     2,000        2,013
Florida Power Corp.
   6.75%, 2/1/2028                     1,755        1,761
   6.875%, 2/1/2008                    1,850        1,942
GTE Southwest, Inc.
   6.00%, 1/15/2006                    1,000          973
Illinois Bell Telephone Co.
   6.625%, 2/1/2025                    1,000          950
Indiana Bell Telephone Co., Inc.
   7.30%, 8/15/2026                    1,000        1,093
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                     1,000        1,165
New York Telephone Co.
   7.25%, 2/15/2024                    1,000        1,015
PacifiCorp
   6.625%, 6/1/2007 MTN                1,000        1,014
Pacific Bell
   7.125%, 3/15/2026                   1,000        1,062
Tennessee Gas Pipeline Co.
   7.50%, 4/1/2017                     1,500        1,592
U S WEST Capital Funding, Inc.
   7.90%, 2/1/2027                     1,500        1,684
U S WEST Communications Group
   6.875%, 9/15/2033                   1,000          959
Union Electric Co.
   7.375%, 12/15/2004                  1,000        1,057
Washington Gas Light Co.
   6.15%, 1/26/2026 MTN                1,500        1,500
Wisconsin Electric Power Co.
   7.70%, 12/15/2027                   1,000        1,042
                                                ---------
                                                   30,567
                                                ---------
---------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $114,848)                                120,852
---------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(3.0%)
---------------------------------------------------------
ABN-AMRO BK NV (Chicago)
   7.25%, 5/31/2005                    1,000        1,046
Banque Nationale de Paris-NY
   7.20%, 1/15/2007                    1,500        1,551
Banque Paribas-NY
   6.875%, 3/1/2009                    1,500        1,500
Deutsche Bank Financial Inc.
   6.70%, 12/13/2006                   2,000        2,024
Enersis SA
   7.40%, 12/1/2016                    1,500        1,464
Husky Oil Ltd.
   7.55%, 11/15/2016                   1,000        1,011
KFW International Finance, Inc.
   7.20%, 3/15/2014                    2,000        2,160
Metropolitano de Lisboa
(1) 7.42%, 10/15/2016                  1,000        1,063
Petro-Canada
   7.875%, 6/15/2026                   1,000        1,104
Southern Investments UK PLC
   6.80%, 12/1/2006                    1,500        1,522
Toronto Dominion Bank-NY
   6.45%, 1/15/2009                    1,000          994
Zeneca Wilmington Inc.
   7.00%, 11/15/2023                   1,000        1,055
---------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $15,780)                                  16,494
---------------------------------------------------------

---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
BALANCED PORTFOLIO                     (000)        (000)
---------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.8%)
---------------------------------------------------------
U.S. GOVERNMENT SECURITIES (11.6%)
U.S. Treasury Bonds
   6.25%, 8/15/2023                  $24,100    $  24,817
   7.25%, 5/15/2016                   13,500       15,345
   7.50%, 11/15/2016                   3,000        3,494
U.S. Treasury Notes
   6.50%, 8/15/2005                    6,400        6,683
   6.625%, 5/15/2007                  13,000       13,790
                                                ---------
                                                   64,129
                                                ---------
AGENCY BONDS & NOTES (0.2%)
Federal Home Loan Bank
   7.66%, 7/20/2004                    1,000        1,091
                                                ---------
---------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $61,479)                                  65,220
---------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.3%)
---------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.95%, 4/1/1998--Note G            14,590       14,590
   5.97%, 4/1/1998                     3,652        3,652
---------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $18,242)                                  18,242
---------------------------------------------------------
TOTAL INVESTMENTS (101.8%)
   (COST $415,106)                                563,560
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
---------------------------------------------------------
Other Assets--Note C                                6,086
Liabilities--Note G                               (16,220)
                                                ---------
                                                  (10,134)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 30,197,325 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)       $553,426
=========================================================

NET ASSET VALUE PER SHARE                          $18.33
=========================================================


*  See Note A in Notes to Financial Statements.

(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, the aggregate value of these securities was $9,875,000, representing 1.8% of net assets.

(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).

(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

ADR--American Depositary Receipt.
MTN--Medium-Term Note.
REIT--Real Estate Investment Trust.

---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
AT MARCH 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
 Paid in Capital                    $378,442       $12.53
 Undistributed Net Investment
   Income                              8,785          .29
 Accumulated Net
   Realized Gains                     17,745          .59
 Unrealized Appreciation--Note F     148,454         4.92
---------------------------------------------------------
 NET ASSETS                         $553,426       $18.33
=========================================================

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EQUITY INDEX PORTFOLIO                SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (96.8%)(1)
---------------------------------------------------------
   General Electric Co.              339,036    $  29,221
-  Microsoft Corp.                   253,300       22,670
   The Coca-Cola Co.                 257,262       19,922
   Exxon Corp.                       256,630       17,355
   Merck & Co., Inc.                 124,128       15,935
   Pfizer, Inc.                      134,536       13,412
   Intel Corp.                       169,428       13,226
   Royal Dutch Petroleum Co. ADR     222,980       12,668
   Wal-Mart Stores, Inc.             234,842       11,933
   Procter & Gamble Co.              139,244       11,749
   AT&T Corp.                        168,264       11,042
   Bristol-Myers Squibb Co.          103,150       10,760
   Philip Morris Cos., Inc.          252,769       10,537
   International Business
    Machines Corp.                   101,332       10,526
   Johnson & Johnson                 140,154       10,275
   American International Group, Inc. 73,085        9,204
   Lucent Technologies, Inc.          68,221        8,724
   SBC Communications Inc.           190,780        8,323
   Bell Atlantic Corp.                80,791        8,281
   Ford Motor Co.                    124,458        8,066
   E.I. du Pont de Nemours & Co.     117,340        7,979
   The Walt Disney Co.                70,410        7,516
-  Cisco Systems, Inc.               106,089        7,254
   Travelers Group Inc.              118,944        7,137
   NationsBank Corp.                  97,825        7,135
   Fannie Mae                        110,396        6,983
   BellSouth Corp.                   103,204        6,973
   Gillette Co.                       58,278        6,917
   Hewlett-Packard Co.               108,248        6,860
   Eli Lilly & Co.                   114,904        6,851
   Citicorp                           47,616        6,761
   PepsiCo, Inc.                     157,904        6,741
   American Home Products Corp.       67,550        6,443
   Mobil Corp.                        81,798        6,268
   Schering-Plough Corp.              75,844        6,196
   Abbott Laboratories                79,328        5,974
   GTE Corp.                          99,635        5,966
   BankAmerica Corp.                  71,926        5,943
   The Chase Manhattan Corp.          43,887        5,919
   Ameritech Corp.                   113,372        5,605
   Chevron Corp.                      68,130        5,472
   The Boeing Co.                    104,393        5,441
   Home Depot, Inc.                   75,795        5,111
   General Motors Corp.               73,282        4,942
   Warner-Lambert Co.                 28,454        4,846
-  Dell Computer Corp.                70,800        4,797
-  WorldCom, Inc.                    105,830        4,557
   Unilever NV ADR                    66,356        4,554
   Morgan Stanley
    Dean Witter & Co.                 61,809        4,504
   American Express Co.               48,357        4,440
   Amoco Corp.                        50,897        4,396
   Time Warner, Inc.                  60,751        4,374
   McDonald's Corp.                   71,993        4,320
   Banc One Corp.                     67,249        4,253
   Allstate Corp.                     44,458        4,087
   Compaq Computer Corp.             157,568        4,077
   Schlumberger Ltd.                  51,600        3,909
   Minnesota Mining &
    Manufacturing Co.                 42,509        3,876
   First Union Corp.                  67,272        3,818
   Motorola, Inc.                     61,856        3,750
   Xerox Corp.                        33,747        3,592
   MCI Communications Corp.           72,122        3,570
   Northern Telecom Ltd.              54,096        3,496
   Texaco Inc.                        57,000        3,434
   Freddie Mac                        71,656        3,399
-  Cendant Corp.                      84,272        3,339
   Computer Associates
    International, Inc.               56,891        3,285
   Norwest Corp.                      78,770        3,274
   Tyco International Ltd.            59,612        3,256
-  Oracle Corp.                      102,354        3,231
   Monsanto Co.                       61,405        3,193
   U.S. Bancorp                       25,314        3,158
   Sara Lee Corp.                     49,554        3,054
   Emerson Electric Co.               46,480        3,030
   Sprint Corp.                       44,713        3,027
   Wells Fargo & Co.                   8,977        2,974
   Kimberly-Clark Corp.               57,788        2,897
   Merrill Lynch & Co., Inc.          34,700        2,880
   Chrysler Corp.                     68,136        2,832
   U S WEST Communications
    Group                             49,829        2,728
   Campbell Soup Co.                  47,174        2,677
   Colgate-Palmolive Co.              30,818        2,670
   First Chicago NBD Corp.            30,129        2,655
   Atlantic Richfield Co.             33,238        2,613
-  AirTouch Communications, Inc.      52,078        2,549
   Medtronic, Inc.                    48,728        2,528
   CBS Corp.                          73,700        2,501
   AlliedSignal Inc.                  58,812        2,470
   J.P. Morgan & Co., Inc.            18,243        2,450
   The Bank of New York Co., Inc.     38,898        2,443
   Fleet Financial Group, Inc.        28,522        2,426
   Sears, Roebuck & Co.               41,107        2,361
   Anheuser-Busch Cos., Inc.          50,570        2,342
   National City Corp.                31,898        2,339
   Pharmacia & Upjohn, Inc.           52,589        2,301
   Lockheed Martin Corp.              20,248        2,278
   Dow Chemical Co.                   23,277        2,264
   H.J. Heinz Co.                     38,511        2,248
   United Technologies Corp.          24,124        2,227
   Duke Energy Corp.                  37,073        2,208
-  U S WEST Media Group               63,529        2,208
   Eastman Kodak Co.                  34,006        2,206
   Texas Instruments, Inc.            40,722        2,204
   Columbia/HCA Healthcare Corp.      66,757        2,153
   Caterpillar, Inc.                  38,766        2,135
   Gannett Co., Inc.                  29,392        2,113
   Automatic Data Processing, Inc.    30,736        2,092
   Dayton Hudson Corp.                22,758        2,003
   J.C. Penney Co., Inc.              26,256        1,987
   Southern Co.                       70,725        1,958
-  EMC Corp.                          50,900        1,925
   Washington Mutual, Inc.            26,694        1,914
-  Viacom Inc. Class B                35,467        1,906
   PNC Bank Corp.                     31,757        1,903

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EQUITY INDEX PORTFOLIO                SHARES        (000)
---------------------------------------------------------
   CoreStates Financial Corp.         20,736     $  1,861
   The Gap, Inc.                      41,069        1,848
   MBNA Corp.                         51,540        1,846
   Wachovia Corp.                     21,749        1,845
   Kellogg Co.                        42,158        1,818
   Walgreen Co.                       51,256        1,804
   General Re Corp.                    8,054        1,777
   American General Corp.             27,211        1,760
   KeyCorp                            45,816        1,732
   Bestfoods                          14,799        1,730
   Burlington Northern
    Santa Fe Corp.                    16,266        1,692
   BankBoston Corp.                   15,226        1,679
   Mellon Bank Corp.                  26,360        1,674
-  Amgen, Inc.                        27,399        1,668
   Illinois Tool Works, Inc.          25,616        1,659
   Raytheon Co. Class B               28,160        1,644
-  Tele-Communications, Inc.
    Class A                           52,655        1,637
   SunTrust Banks, Inc.               21,590        1,627
-  Sun Microsystems, Inc.             38,600        1,610
   Baxter International, Inc.         29,121        1,605
   Deere & Co.                        25,838        1,600
   ConAgra, Inc.                      49,502        1,590
   CIGNA Corp.                         7,689        1,576
   Marsh & McLennan Cos., Inc.        17,690        1,545
   Household International, Inc.      11,170        1,539
   Pitney Bowes, Inc.                 30,554        1,533
   May Department Stores Co.          24,036        1,526
   Enron Corp.                        32,459        1,505
   PG&E Corp.                         44,805        1,479
   International Paper Co.            31,374        1,469
   Waste Management Inc.              47,383        1,460
   First Data Corp.                   44,764        1,455
   Union Pacific Corp.                25,798        1,450
   Norfolk Southern Corp.             38,489        1,439
   The Seagram Co. Ltd.               37,119        1,417
   CVS Corp.                          18,362        1,386
   Fifth Third Bancorp                16,200        1,385
-  3Com Corp.                         38,300        1,376
   Williams Cos., Inc.                42,730        1,367
   The Chubb Corp.                    17,418        1,365
   Phillips Petroleum Co.             27,109        1,354
   CSX Corp.                          22,708        1,351
   Albertson's, Inc.                  25,599        1,347
-  Boston Scientific Corp.            19,942        1,346
   Halliburton Co.                    26,804        1,345
-  AMR Corp.                           9,393        1,345
-  Applied Materials, Inc.            38,044        1,343
   Archer-Daniels-Midland Co.         60,888        1,336
   The Hartford Financial Services
    Group Inc.                        12,288        1,333
   NIKE, Inc. Class B                 29,680        1,313
   HBO & Co.                          21,500        1,298
   Textron, Inc.                      16,820        1,295
   Aetna Inc.                         15,275        1,275
   Lowe's Cos., Inc.                  18,035        1,266
   PPG Industries, Inc.               18,525        1,259
-  Tellabs, Inc.                      18,696        1,255
   United Healthcare Corp.            19,288        1,249
   The Goodyear Tire & Rubber Co.     16,249        1,231
   General Mills, Inc.                16,167        1,229
   Rockwell International Corp.       21,409        1,228
   FPL Group, Inc.                    19,046        1,224
   Loews Corp.                        11,700        1,220
   Aluminum Co. of America            17,645        1,214
   Bankers Trust New York Corp.       10,028        1,206
-  The Kroger Co.                     26,002        1,201
   Mattel, Inc.                       30,222        1,198
-  Costco Cos., Inc.                  22,318        1,194
   Guidant Corp.                      16,200        1,189
   Ralston-Ralston Purina Group       11,164        1,183
   Weyerhaeuser Co.                   20,802        1,175
-  Clear Channel
    Communications, Inc.              11,850        1,161
   Edison International               38,994        1,145
   Consolidated Edison Inc.           24,455        1,143
   State Street Corp.                 16,700        1,137
-  Tenet Healthcare Corp.             31,297        1,136
   Comerica, Inc.                     10,700        1,132
-  HEALTHSOUTH Corp.                  40,327        1,132
   Aon Corp.                          17,200        1,114
-  Federated Department
    Stores, Inc.                      21,300        1,104
   USX-Marathon Group                 29,319        1,103
   Service Corp. International        25,824        1,096
   Conseco Inc.                       19,200        1,087
-  FDX Corp.                          15,044        1,070
   Honeywell, Inc.                    12,916        1,068
   Hershey Foods Corp.                14,890        1,067
   Corning, Inc.                      23,648        1,046
   Avon Products, Inc.                13,394        1,045
   BB&T Corp.                         15,400        1,042
   Charles Schwab Corp.               27,300        1,037
   Progressive Corp. of Ohio           7,600        1,024
   Occidental Petroleum Corp.         34,569        1,013
   AMP, Inc.                          22,898        1,003
   Texas Utilities Co.                25,474        1,001
   Masco Corp.                        16,729          995
   Air Products & Chemicals, Inc.     12,003          995
   Cardinal Health, Inc.              11,200          988
   Unocal Corp.                       25,299          979
   American Electric Power Co., Inc.  19,400          975
   Fort James Corp.                   21,241          973
   Cognizant Corp.                    16,934          972
   Wrigley, (Wm.) Jr. Co.             11,829          967
   SunAmerica Inc.                    19,850          950
   Sysco Corp.                        36,380          932
   The Clorox Co.                     10,776          923
   Delta Air Lines, Inc.               7,771          919
   Public Service Enterprise
    Group, Inc.                       24,168          915
   Rite Aid Corp.                     26,704          915
   Summit Bancorp.                    18,200          911
   Tribune Co.                        12,802          903
   Computer Sciences Corp.            16,264          895
-  Parametric Technology Corp.        26,800          893
   Lincoln National Corp.             10,487          890
   H.F. Ahmanson & Co.                11,431          886
   Dresser Industries, Inc.           18,287          879

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
   Dominion Resources, Inc.           20,896       $  878
   Burlington Resources, Inc.         18,111          868
   Northern Trust Corp.               11,604          867
-  Toys R Us, Inc.                    28,818          866
   Dover Corp.                        22,560          857
   Becton, Dickinson & Co.            12,460          848
   Barrick Gold Corp.                 38,901          841
   Houston Industries, Inc.           29,186          839
   Hilton Hotels Corp.                26,057          831
   The Quaker Oats Co.                14,459          828
-  Kmart Corp.                        49,553          827
   Praxair, Inc.                      16,021          824
   ALLTEL Corp.                       18,842          823
   Interpublic Group of Cos., Inc.    13,149          817
   SAFECO Corp.                       14,780          808
   Ingersoll-Rand Co.                 16,700          801
   The Limited, Inc.                  27,686          794
   Newell Co.                         16,275          788
-  Digital Equipment Corp.            15,043          787
   Lehman Brothers Holdings, Inc.     10,500          786
   Omnicom Group Inc.                 16,600          781
   UNUM Corp.                         13,994          772
   Unicom Corp.                       22,054          772
   Mercantile Bancorp, Inc.           14,000          767
   MBIA, Inc.                          9,900          767
   The McGraw-Hill Cos., Inc.         10,034          763
   PacifiCorp                         30,972          763
   Eaton Corp.                         8,000          762
   Entergy Corp.                      25,550          760
   TJX Cos., Inc.                     16,772          759
   Republic New York Corp.             5,678          757
   MGIC Investment Corp.              11,500          755
   St. Paul Cos., Inc.                 8,455          754
   Transamerica Corp.                  6,388          744
   Alcan Aluminium Ltd.               23,812          744
   American Stores Co.                28,460          740
   Tenneco, Inc.                      17,261          737
   FirstEnergy Corp.                  23,773          733
   Comcast Corp. Class A Special      20,729          732
   Coastal Corp.                      11,163          727
   Northrop Grumman Corp.              6,762          726
   Cooper Industries, Inc.            12,184          724
   Cincinnati Financial Corp.          5,700          714
   Huntington Bancshares Inc.         19,499          710
   TRW, Inc.                          12,886          710
   Fortune Brands, Inc.               17,639          703
   Winn-Dixie Stores, Inc.            15,026          697
   Carolina Power & Light Co.         15,353          695
   Baker Hughes, Inc.                 17,254          694
   Crown Cork & Seal Co., Inc.        12,980          694
   Genuine Parts Co.                  18,169          693
   New York Times Co. Class A          9,882          692
-  US Airways Group, Inc.              9,301          689
   Beneficial Corp.                    5,384          669
   Southwest Airlines Co.             22,482          665
   Browning-Ferris Industries, Inc.   20,329          663
   Rohm & Haas Co.                     6,363          657
   VF Corp.                           12,460          655
   Synovus Financial Corp.            17,600          653
-  Bay Networks, Inc.                 24,000          651
   Torchmark Corp.                    14,194          650
   Jefferson-Pilot Corp.               7,305          650
   Pioneer Hi-Bred International, Inc. 6,647          649
   Sherwin-Williams Co.               17,924          636
-  Owens-Illinois, Inc.               14,650          634
   Union Pacific Resources
    Group, Inc.                       26,516          633
   Union Carbide Corp.                12,618          632
   Dana Corp.                         10,808          629
   W.R. Grace & Co.                    7,492          627
-  Seagate Technology                 24,800          626
   R.R. Donnelley & Sons Co.          15,227          625
-  NEXTEL Communications, Inc.        18,300          618
-  Micron Technology, Inc.            21,197          616
-  Thermo Electron Corp.              15,200          614
   UST, Inc.                          18,893          609
   Georgia Pacific Group               9,382          607
   Ameren Corp.                       14,255          600
   The Dun & Bradstreet Corp.         17,534          599
   Cinergy Corp.                      16,173          598
   The Times Mirror Co. Class A        9,338          592
   DTE Energy Co.                     14,986          589
   Countrywide Credit
    Industries, Inc.                  10,900          580
   Central & South West Corp.         21,626          579
   Parker Hannifin Corp.              11,242          576
   GPU, Inc.                          12,892          570
   Allegheny Teledyne Inc.            20,132          560
   Consolidated Natural Gas Co.        9,688          559
   Providian Financial Corp.           9,608          552
   Avery Dennison Corp.               10,310          550
   General Dynamics Corp.              6,380          549
   Golden West Financial Corp.         5,726          549
   Equifax, Inc.                      15,000          547
   Eastman Chemical Co.                8,094          546
   Amerada Hess Corp.                  9,278          541
   Champion International Corp.        9,904          538
   International Flavors &
    Fragrances, Inc.                  11,407          538
   Frontier Corp.                     16,500          537
   Johnson Controls, Inc.              8,836          536
-  AutoZone Inc.                      15,800          535
   Whirlpool Corp.                     7,790          534
   W.W. Grainger, Inc.                 5,180          533
   Case Corp.                          7,700          525
   Laidlaw, Inc.                      33,042          525
   H & R Block, Inc.                  10,968          522
   Comcast Corp. Class A              14,931          518
   The Stanley Works                   9,270          517
   PECO Energy Corp.                  23,285          515
   Dow Jones & Co., Inc.               9,731          515
   Tandy Corp.                        10,794          507
   Black & Decker Corp.                9,512          505
   Nordstrom, Inc.                     7,743          494
   Newmont Mining Corp.               16,055          491
   Nucor Corp.                         8,969          488
   Hercules, Inc.                      9,878          488
   Marriott International Inc.        13,103          487
   Baltimore Gas & Electric Co.       14,851          485
-  Unisys Corp.                       25,505          485

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EQUITY INDEX PORTFOLIO                SHARES        (000)
---------------------------------------------------------
   Sonat, Inc.                        11,066       $  481
   Knight Ridder                       8,536          477
   PACCAR, Inc.                        7,960          474
   Marriott International Inc.
     Class A                          13,103          469
   Reynolds Metals Co.                 7,633          469
   IKON Office Solutions, Inc.        13,438          464
-  Consolidated Stores, Inc.          10,728          461
   ITT Industries, Inc.               12,088          460
   Maytag Corp.                        9,478          453
   Hasbro, Inc.                       12,800          452
-  Tricon Global Restaurants, Inc.    15,030          452
   Northern States Power Co.           7,454          440
-  Mirage Resorts, Inc.               18,000          438
   Morton International, Inc.         13,291          436
   Harris Corp.                        8,320          434
   Columbia Energy Group               5,573          433
   Ashland, Inc.                       7,626          432
   Rubbermaid, Inc.                   15,067          429
   Union Camp Corp.                    7,175          429
   Anadarko Petroleum Corp.            6,200          428
   Circuit City Stores, Inc.           9,912          424
   Fluor Corp.                         8,442          420
-  Ceridian Corp.                      7,740          417
-  Western Atlas, Inc.                 5,364          415
   Dillard's Inc.                     11,206          414
-  Apple Computer, Inc.               15,046          414
   Willamette Industries, Inc.        10,974          412
-  Advanced Micro Devices, Inc.       13,916          404
-  Humana, Inc.                       16,100          399
   Harcourt General, Inc.              7,085          392
-  ALZA Corp.                          8,609          386
   Phelps Dodge Corp.                  5,974          386
   Raytheon Co. Class A                6,777          385
   PP&L Resources Inc.                16,300          385
   Brown-Forman Corp. Class B          6,999          385
-  Novell, Inc.                       35,845          384
   Green Tree Financial Corp.         13,300          378
   Ecolab, Inc.                       13,026          378
   The Mead Corp.                     10,416          373
   Freeport-McMoRan Copper &
    Gold Inc. Class B                 18,600          371
   Sigma-Aldrich Corp.                 9,838          366
   The BFGoodrich Co.                  7,158          366
   Armstrong World Industries Inc.     4,201          364
   Temple-Inland Inc.                  5,801          360
   Raychem Corp.                       8,648          359
-  LSI Logic Corp.                    14,200          359
   Perkin-Elmer Corp.                  4,908          355
   Apache Corp.                        9,600          353
   Brunswick Corp.                    10,102          352
-  Woolworth Corp.                    14,009          350
-  National Semiconductor Corp.       16,654          349
   Biomet, Inc.                       11,619          349
   Kerr-McGee Corp.                    4,974          346
   Thomas & Betts Corp.                5,402          346
   Pacific Enterprises                 8,420          344
   USX-U.S. Steel Group                8,978          339
   Echlin, Inc.                        6,414          336
   Great Lakes Chemical Corp.          6,225          336
   American Greetings Corp. Class A    7,278          335
-  KLA-Tencor Corp.                    8,700          333
   Liz Claiborne, Inc.                 6,624          330
   Placer Dome, Inc.                  24,583          324
   Adobe Systems, Inc.                 7,100          321
   Westvaco Corp.                     10,340          318
   Inco Ltd.                          17,007          318
-  General Instrument Corp.           15,000          314
   Pennzoil Co.                        4,737          306
   Sun Co., Inc.                       7,305          299
   Mallinckrodt, Inc.                  7,410          293
-  St. Jude Medical, Inc.              8,588          287
   Wendy's International, Inc.        12,741          284
-  FMC Corp.                           3,594          282
   Ryder System, Inc.                  7,415          282
-  Oryx Energy Co.                    10,810          281
   SuperValu Inc.                      5,988          279
   USF&G Corp.                        11,144          278
   Nalco Chemical Co.                  6,769          275
   Snap-On Inc.                        5,878          268
   Engelhard Corp.                    14,033          267
   Darden Restaurants Inc.            17,067          266
   Pall Corp.                         12,256          264
   Deluxe Corp.                        7,949          262
-  Silicon Graphics, Inc.             18,739          261
   National Service Industries, Inc.   4,363          257
   U.S. Surgical Corp.                 7,693          254
-  Navistar International Corp.        7,235          253
   Louisiana-Pacific Corp.            10,782          251
   Bausch & Lomb, Inc.                 5,416          247
-  Harrah's Entertainment, Inc.        9,957          245
   Allergan, Inc.                      6,318          240
-  Rowan Cos., Inc.                    8,231          239
   Crane Co.                           4,499          238
   Mercantile Stores Co., Inc.         3,499          235
   Bemis Co., Inc.                     5,177          234
   Giant Food, Inc. Class A            6,019          232
   Manor Care Inc.                     6,026          223
   McDermott International, Inc.       5,371          222
   General Signal Corp.                4,739          222
-  Cabletron Systems, Inc.            15,186          221
   Tektronix, Inc.                     4,952          221
   Meredith Corp.                      5,222          220
   Centex Corp.                        5,714          218
-  Fruit of the Loom, Inc.             7,058          216
   King World Productions, Inc.        7,202          211
   NICOR, Inc.                         4,889          207
   C.R. Bard, Inc.                     5,583          205
-  DSC Communications Corp.           11,250          205
   The Timken Co.                      6,030          204
   Cummins Engine Co., Inc.            3,599          198
   Shared Medical Systems Corp.        2,523          198
   Autodesk, Inc.                      4,560          197
   Boise Cascade Corp.                 5,436          196
   Polaroid Corp.                      4,353          192
   Cooper Tire & Rubber Co.            7,748          184
-  Sealed Air Corp.                    2,800          183
-  Andrew Corp.                        9,211          182
   Owens Corning                       5,053          182
-  Niagara Mohawk Power Corp.         13,862          180
   Harnischfeger Industries Inc.       5,019          172

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
-  Fleetwood Enterprises, Inc.         3,644     $    170
   Alberto-Culver Co. Class B          5,502          167
   Worthington Industries, Inc.        9,086          165
-  Reebok International Ltd.           5,386          164
   Tupperware Corp.                    6,029          161
-  Bethlehem Steel Corp.              11,826          160
   Homestake Mining Co.               14,467          157
   Scientific-Atlanta, Inc.            7,995          156
   Safety-Kleen Corp.                  5,508          156
   Millipore Corp.                     4,465          155
   Aeroquip-Vickers Inc.               2,654          153
   Cyprus Amax Minerals Co.            9,030          150
   Helmerich & Payne, Inc.             4,666          146
   The Pep Boys
    (Manny, Moe & Jack)                6,120          142
   Inland Steel Industries, Inc.       5,127          142
   Moore Corp. Ltd.                    8,130          135
   Battle Mountain Gold Co. Class A   20,324          130
   ONEOK, Inc.                         3,145          128
   EG&G, Inc.                          4,393          128
   Cincinnati Milacron, Inc.           3,870          123
   Kaufman & Broad Home Corp.          3,765          123
   Longs Drug Stores, Inc.             3,920          119
   Foster Wheeler Corp.                3,893          119
   Adolph Coors Co. Class B            3,305          116
   Briggs & Stratton Corp.             2,491          114
   Peoples Energy Corp.                3,085          112
-  Stone Container Corp.               8,879          111
   Associates First Capital Corp.      1,400          111
   Potlatch Corp.                      2,557          110
   Great Atlantic & Pacific
    Tea Co., Inc.                      3,406          103
   Vlasic Foods International, Inc.    3,917          100
   Springs Industries Inc. Class A     1,803           99
   NACCO Industries, Inc. Class A        725           97
   Russell Corp.                       3,514           94
   ASARCO, Inc.                        3,525           94
   Ball Corp.                          2,846           93
   Arbor Drugs, Inc.                   3,900           92
   Sodexho Marriott Services, Inc.     3,276           87
   Pulte Corp.                         1,839           86
   Jostens Inc.                        3,412           82
   Eastern Enterprises                 1,813           78
-  Data General Corp.                  4,387           78
-  Armco, Inc.                        10,337           61
-  Viacom Inc. Class A                 1,056           56
-  Charming Shoppes, Inc.              7,850           37
   Freeport-McMoRan Copper &
    Gold, Inc. Class A                 1,600           30
   John H. Harland Co.                   979           15
-  Allergan Specialty
    Therapeutics, Inc.                   316            4
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $491,833)                                895,533
---------------------------------------------------------

---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.4%)
---------------------------------------------------------
U.S. TREASURY BILLS
(2) 5.01%, 4/23/1998                 $   900     $    897
(2) 5.09%, 4/9/1998                      300          300
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.97%, 4/1/1998                    30,183       30,183
---------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $31,380)                                  31,380
---------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
   (COST $523,213)                                926,913
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
---------------------------------------------------------
Other Assets--Note C                                3,434
                                                 --------
Liabilities                                        (5,335)
---------------------------------------------------------
                                                   (1,901)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 31,946,244 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)       $925,012
=========================================================

NET ASSET VALUE PER SHARE                          $28.96
=========================================================

*  See Note A in Notes to Financial Statements.
-  Non-Income-Producing Security.
(1)The combined market value of common stocks and S&P 500 Index futures contracts represents 100.1% of net assets. See Note F.
(2)Securities with an aggregate value of $1,197,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

---------------------------------------------------------
 AT MARCH 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
 Paid in Capital--Note E            $510,947       $15.99
 Undistributed Net
   Investment Income                   5,645          .18
 Accumulated Net Realized Gains
   --Note E                            3,660          .12
 Unrealized Appreciation--Note F
   Investment Securities             403,700        12.64
   Futures Contracts                   1,060          .03
---------------------------------------------------------
 NET ASSETS                         $925,012       $28.96
=========================================================

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EQUITY INCOME PORTFOLIO               SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (99.0%)
---------------------------------------------------------
AUTO & TRANSPORTATION (3.1%)
   Ford Motor Co.                     58,000     $  3,759
   Genuine Parts Co.                  74,650        2,846
   Norfolk Southern Corp.             65,600        2,452
   Union Pacific Corp.                54,100        3,040
                                                 --------
                                                   12,097
                                                 --------
CONSUMER DISCRETIONARY (5.5%)
   Deluxe Corp.                       23,700          781
   Eastman Kodak Co.                  31,500        2,044
   Fortune Brands, Inc.               67,900        2,708
-  Kmart Corp.                        73,200        1,221
   May Department Stores Co.          80,500        5,112
   The McGraw-Hill Cos., Inc.         29,400        2,236
   J.C. Penney Co., Inc.              76,900        5,820
   Whirlpool Corp.                    23,100        1,584
-  Woolworth Corp.                     6,600          165
                                                 --------
                                                   21,671
                                                 --------
CONSUMER STAPLES (8.1%)
   Anheuser-Busch Cos., Inc.          75,400        3,492
   The Clorox Co.                     24,400        2,091
   Gallaher Group PLC ADR             80,000        1,730
   General Mills, Inc.                42,200        3,207
   H.J. Heinz Co.                     56,750        3,313
   International Flavors &
    Fragrances, Inc.                  38,000        1,791
   Kellogg Co.                        51,200        2,208
   Philip Morris Cos., Inc.          228,400        9,521
   The Quaker Oats Co.                46,600        2,668
   UST, Inc.                          55,400        1,787
                                                 --------
                                                   31,808
                                                 --------
FINANCIAL SERVICES (19.5%)
   American General Corp.             55,100        3,564
   Banc One Corp.                     77,814        4,922
   Bankers Trust New York Corp.       38,700        4,656
   CoreStates Financial Corp.         44,800        4,021
   The Dun & Bradstreet Corp.         51,400        1,757
   First Chicago NBD Corp.            48,000        4,230
   First Union Corp.                  65,400        3,711
   Fleet Financial Group, Inc.        40,000        3,402
   KeyCorp                            83,600        3,161
   Lincoln National Corp.             40,800        3,463
   Marsh & McLennan Cos., Inc.        42,700        3,728
   Mellon Bank Corp.                  46,100        2,927
   J.P. Morgan & Co., Inc.            41,800        5,614
   NationsBank Corp.                 111,850        8,158
   PNC Bank Corp.                     65,400        3,920
   SAFECO Corp.                       65,800        3,596
   St. Paul Cos., Inc.                20,700        1,845
   U.S. Bancorp                       17,818        2,223
   Wachovia Corp.                     40,400        3,426
   Washington Mutual, Inc.            51,120        3,666
                                                 --------
                                                   75,990
                                                 --------
HEALTH CARE (11.4%)
   American Home Products Corp.      105,900       10,100
   Baxter International, Inc.         33,800        1,863
   Bristol-Myers Squibb Co.          102,100       10,650
   Glaxo Wellcome PLC ADR            103,600        5,607
   Eli Lilly & Co.                    46,200        2,755
   Merck & Co., Inc.                  45,300        5,815
   Pharmacia & Upjohn, Inc.          178,550        7,812
                                                 --------
                                                   44,602
                                                 --------
INTEGRATED OILS (16.2%)
   Amoco Corp.                        81,200        7,014
   Atlantic Richfield Co.             99,400        7,815
   Chevron Corp.                     114,400        9,188
   Exxon Corp.                       160,300       10,840
   Mobil Corp.                       121,600        9,318
   Phillips Petroleum Co.             58,800        2,936
   Royal Dutch Petroleum Co. ADR      97,100        5,516
   Texaco Inc.                       132,400        7,977
   USX-Marathon Group                 67,400        2,536
                                                 --------
                                                   63,140
                                                 --------
MATERIALS & PROCESSING (4.5%)
   ARCO Chemical Co.                  17,300          820
   Dow Chemical Co.                   65,500        6,370
   E.I. du Pont de Nemours & Co.      43,900        2,985
   International Paper Co.            39,600        1,854
   Potlatch Corp.                     28,000        1,206
   Union Camp Corp.                   23,700        1,416
   Weyerhaeuser Co.                   53,400        3,017
                                                 --------
                                                   17,668
                                                 --------
PRODUCER DURABLES (1.8%)
   Emerson Electric Co.               32,000        2,086
   Pitney Bowes, Inc.                 51,700        2,595
   Thomas & Betts Corp.               34,400        2,202
                                                 --------
                                                    6,883
                                                 --------
UTILITIES (26.4%)
   ELECTRICAL (9.5%)
   Allegheny Energy, Inc.             52,800        1,772
   Ameren Corp.                       37,600        1,584
   Baltimore Gas & Electric Co.       54,400        1,778
   Central & South West Corp.         66,200        1,771
   Consolidated Edison Inc.           34,400        1,608
   Dominion Resources, Inc.           47,000        1,974
   Edison International              122,900        3,610
   FPL Group, Inc.                    33,200        2,133
   Northern States Power Co.          32,000        1,888
   OGE Energy Corp.                   21,300        1,233
   PacifiCorp                        161,200        3,970
   Potomac Electric Power Co.         51,400        1,288
   PP&L Resources Inc.                28,800          680
   Public Service Enterprise
    Group, Inc.                       39,600        1,500
   SCANA Corp.                        47,700        1,476
   Southern Co.                      125,200        3,466
   TECO Energy, Inc.                  60,300        1,703
   Texas Utilities Co.                56,000        2,202
   Wisconsin Energy Corp.             47,900        1,470

   GAS DISTRIBUTION (1.5%)
   Consolidated Natural Gas Co.       72,500        4,182
   NICOR, Inc.                        25,500        1,077
   Pacific Enterprises                21,600          882

   TELECOMMUNICATIONS (14.4%)
   Ameritech Corp.                   176,600        8,731
   AT&T Corp.                        139,000        9,122

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
   Bell Atlantic Corp.               121,392     $ 12,443
   BellSouth Corp.                    71,800        4,851
   GTE Corp.                         145,700        8,724
   SBC Communications Inc.           121,736        5,311
   U S WEST Communications
    Group                            126,000        6,899

   UTILITIES--OTHER (1.0%)
   Duke Energy Corp.                  60,900        3,627
   Energy Group PLC ADR                4,025          227
                                                 --------
                                                  103,182
                                                 --------
OTHER (2.5%)
   General Electric Co.               35,600        3,068
   Minnesota Mining &
    Manufacturing Co.                 58,000        5,289
   Ogden Corp.                        46,300        1,331
                                                 --------
                                                    9,688
                                                 --------
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $261,906)                                386,729
---------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.2%)
---------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.97%, 4/1/1998
   (COST $4,559)                      $4,559        4,559
---------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
   (COST $266,465)                                391,288
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
---------------------------------------------------------
Other Assets--Note C                                1,924
Liabilities                                        (2,721
---------------------------------------------------------
                                                     (797
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 18,840,078 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)       $390,491
=========================================================

NET ASSET VALUE PER SHARE                          $20.73
=========================================================

* See Note A in Notes to Financial Statements.
- Non-Income-Producing Security.
ADR--American Depositary Receipt.

---------------------------------------------------------
 AT MARCH 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
 Paid in Capital                    $260,909       $13.85
 Undistributed Net
   Investment Income                   4,172          .22
 Accumulated Net Realized Gains          587          .03
 Unrealized Appreciation--Note F     124,823         6.63
---------------------------------------------------------
   NET ASSETS                       $390,491       $20.73
=========================================================

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
GROWTH PORTFOLIO                      SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (96.7%)
---------------------------------------------------------
CONSUMER DISCRETIONARY (10.9%)
   Avon Products, Inc.                50,800     $  3,962
   Carnival Corp. Class A             86,800        6,054
   Dayton Hudson Corp.                35,400        3,115
   The Walt Disney Co.               143,600       15,329
   Lowe's Cos., Inc.                  81,900        5,748
   Mattel, Inc.                      134,900        5,346
   May Department Stores Co.         106,200        6,744
   McDonald's Corp.                   71,900        4,314
   Rubbermaid, Inc.                   92,500        2,636
   Sears, Roebuck & Co.               48,700        2,797
   Wal-Mart Stores, Inc.             153,900        7,820
                                                 --------
                                                   63,865
                                                 --------
CONSUMER STAPLES (18.6%)
   CVS Corp.                          18,000        1,359
   Campbell Soup Co.                  72,300        4,103
   The Coca-Cola Co.                 329,900       25,547
   Coca-Cola Enterprises, Inc.        47,400        1,739
   Colgate-Palmolive Co.              87,700        7,597
   Gillette Co.                      124,000       14,717
   PepsiCo, Inc.                     303,400       12,951
   Philip Morris Cos., Inc.          309,900       12,919
   Procter & Gamble Co.              225,200       19,001
   Unilever NV ADR                   124,900        8,571
   Vlasic Foods International, Inc.    7,230          185
                                                 --------
                                                  108,689
                                                 --------
ENERGY (0.2%)
-  Talisman Energy, Inc.              46,800        1,404
                                                 --------

FINANCIAL SERVICES (11.8%)
   American International
    Group, Inc.                       90,000       11,334
   Automatic Data Processing, Inc.   204,400       13,912
   Banc One Corp.                     47,400        2,998
   Beneficial Corp.                   45,300        5,631
   Chase Manhattan Corp.              91,200       12,301
   First Data Corp.                  124,400        4,043
   Household International, Inc.      56,000        7,714
   Norwest Corp.                     177,400        7,373
   Paychex, Inc.                      62,300        3,594
                                                 --------
                                                   68,900
                                                 --------
HEALTH CARE (21.1%)
-  ALZA Corp.                        113,500        5,086
   American Home Products Corp.       85,100        8,117
-  Amgen, Inc.                        62,700        3,817
   Bristol-Myers Squibb Co.          141,800       14,792
   Cardinal Health, Inc.              50,600        4,462
-  First Health Group Corp.           46,100        2,501
   Johnson & Johnson                  43,900        3,218
   Eli Lilly & Co.                   171,400       10,220
   Medtronic, Inc.                    48,800        2,532
   Merck & Co., Inc.                 140,400       18,024
   Pfizer, Inc.                      281,000       28,012
-  Quintiles Transnational Corp.      87,200        4,202
   Schering-Plough Corp.              34,100        2,786
   SmithKline Beecham PLC ADR         90,100        5,637
   Warner-Lambert Co.                 56,600        9,640
                                                 --------
                                                  123,046
                                                 --------
MATERIALS & PROCESSING (8.1%)
   E.I. du Pont de Nemours & Co.      63,300        4,304
   W.R. Grace & Co.                  158,000       13,223
   Kimberly-Clark Corp.               33,200        1,664
   Monsanto Co.                      491,200       25,542
   Solutia, Inc.                      92,520        2,753
                                                 --------
                                                   47,486
                                                 --------
PRODUCER DURABLES (2.0%)
   Honeywell, Inc.                    35,200        2,911
   Molex, Inc. Class A                75,125        2,014
   Northern Telecom Ltd.             100,800        6,514
                                                 --------
                                                   11,439
                                                 --------
TECHNOLOGY (18.0%)
-  BMC Software, Inc.                 39,600        3,319
-  Cisco Systems, Inc.               249,900       17,087
-  Dell Computer Corp.               238,800       16,179
   Hewlett-Packard Co.                78,000        4,943
   Intel Corp.                       199,400       15,566
   Lucent Technologies, Inc.          45,500        5,818
-  Microsoft Corp.                   356,400       31,898
   Motorola, Inc.                     50,500        3,062
-  3Com Corp.                        146,000        5,247
-  Xilinx, Inc.                       54,300        2,033
                                                 --------
                                                  105,152
                                                 --------
OTHER (6.0%)
   General Electric Co.              269,400       23,219
   Illinois Tool Works, Inc.          85,100        5,510
   Tyco International Ltd.           111,800        6,107
                                                 --------
                                                   34,836
                                                 --------
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $340,341)                                564,817
---------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.2%)
---------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.97%, 4/1/1998
   (COST $18,902)                    $18,902       18,902
---------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (COST $359,243)                                583,719
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
---------------------------------------------------------
Other Assets--Note C                                6,786
Liabilities                                        (6,140
                                                 --------
                                                      646
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 23,425,115 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)       $584,365
=========================================================

NET ASSET VALUE PER SHARE                          $24.95
=========================================================

* See Note A in Notes to Financial Statements.
- Non-Income-Producing Security.
ADR--American Depositary Receipt.

---------------------------------------------------------
                                     AMOUNT           PER
                                       (000)        SHARE
---------------------------------------------------------
 AT MARCH 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
 Paid in Capital                    $342,054       $14.60
 Undistributed Net
   Investment Income                   1,673          .07
 Accumulated Net Realized Gains       16,162          .69
 Unrealized Appreciation--
   Note F                            224,476         9.59
---------------------------------------------------------
 NET ASSETS                         $584,365       $24.95
=========================================================

---------------------------------------------------------
                                                   MARKET
SMALL COMPANY                                      VALUE*
GROWTH PORTFOLIO                      SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (95.8%)
---------------------------------------------------------
AUTO & TRANSPORTATION (5.3%)
   C.H. Robinson Worldwide, Inc.      32,000     $    832
-  Covenant Transport, Inc.           28,000          613
-  Heartland Express, Inc.            78,250        2,171
-  Hvide Marine, Inc. Class A          9,500          167
-  M.S. Carriers Inc.                 35,000        1,186
-  Midwest Express Holdings, Inc.     38,500        1,887
   Polaris Industries, Inc.           20,000          740
-  Simon Transportation
    Services, Inc.                     9,000          139
                                                 --------
                                                    7,735
                                                 --------
CONSUMER DISCRETIONARY (22.8%)
-  Championship Auto Racing
    Teams, Inc.                       25,000          462
   Cooker Restaurant Corp.           114,000        1,147
   Dover Downs Entertainment, Inc.    42,100        1,242
-  The Dress Barn, Inc.               16,500          474
-  Family Golf Centers, Inc.          25,000        1,013
   French Fragrances, Inc.            43,000          731
-  GT Interactive Software Corp.     121,000          862
   Hancock Fabrics, Inc.              44,800          697
   Haverty Furniture Co., Inc.        25,000          469
-  ITI Technologies, Inc.             47,000        1,222
-  Landry's Seafood
    Restaurants, Inc.                 40,000        1,230
-  Lo-Jack Corp.                      50,000          719
   Marcus Corp.                       36,000          635
   Movado Group, Inc.                 29,000          837
-  Nautica Enterprises Inc.           52,000        1,599
-  The North Face, Inc.               46,000        1,115
-  Object Design, Inc.               281,000        1,800
   Oneida Ltd.                        33,000        1,007
-  Plantronics, Inc.                  22,800          933
-  Play-By-Play Toys &
    Novelties, Inc.                   96,500        1,821
-  QuickResponse Services, Inc.       70,000        3,745
-  Rex Stores Corp.                  101,300        1,494
   Russ Berrie, Inc.                  30,000          909
   St. John Knits, Inc.               41,100        1,942
-  Steinway Musical
    Instruments Inc.                  24,000          779
   Stride Rite Corp.                  80,000        1,085
-  Trendwest Resorts, Inc.            56,800        1,072
-  Vistana, Inc.                      78,200        2,072
                                                 --------
                                                   33,113
                                                 --------
CONSUMER STAPLES (0.8%)
-  American Italian Pasta Co.         31,000        1,120
                                                 --------

ENERGY (0.2%)
-  Trico Marine Services, Inc.        11,500          242
                                                 --------

FINANCIAL SERVICES (13.7%)
-  Advent Software, Inc.              59,000        2,802
   Comdisco, Inc.                     68,000        2,967
-  Concord EFS, Inc.                  92,249        3,188
-  E*TRADE Group, Inc.                31,800          793
   Fidelity National Financial, Inc.  33,000        1,213
   First Washington Realty
    Trust, Inc. REIT                  76,700        2,076
-  Investment Technology
    Group, Inc.                       52,500        1,719
   McGrath RentCorp                   26,000          517
   Regency Realty Corp. REIT          67,100        1,774
   Saul Centers, Inc. REIT           124,900        2,256
   Sun Communities, Inc. REIT         19,000          660
                                                 --------
                                                   19,965
                                                 --------
HEALTH CARE (17.1%)
-  Angeion Corp.                     266,300          924
   Arrow International, Inc.          56,300        1,935
   Ballard Medical Products           46,000        1,242
-  Biogen, Inc.                       62,000        2,988
-  Cell Genesys, Inc.                125,600          832
   DENTSPLY International Inc.        74,000        2,308
-  Forest Laboratories, Inc.          44,000        1,650
-  Genome Therapeutics Corp.          70,000          604
-  Genzyme Corp.                     107,000        3,424
-  Harborside Healthcare Corp.        20,000          453
-  Nabi                              130,200          399
-  Orthologic Corp.                  145,000        1,015
-  PathoGenesis Corp.                 44,800        1,501
-  Patterson Dental Co.               57,450        1,781
-  Province Healthcare Co.            50,000        1,312
-  Sofamor Danek Group, Inc.          12,300        1,049
-  Sola International, Inc.            8,000          332
-  Sybron International Corp.         16,000          418
-  TheraTech, Inc.                    72,800          719
                                                 --------
                                                   24,886
                                                 --------
MATERIALS & PROCESSING (7.4%)
-  Comfort Systems USA, Inc.         116,300        2,515
   Elcor Corp.                        44,000        1,182
-  Metals USA, Inc.                   75,000        1,434
   Rohn Industries  Inc.              90,000          506
-  Service Experts Inc.               75,600        2,377
-  Shaw Group, Inc.                   86,000        2,145
   Valmont Industries, Inc.           23,000          558
                                                 --------
                                                   10,717
                                                 --------
PRODUCER DURABLES (12.0%)
-  American Homestar Corp.            20,000          454
-  American Power
    Conversion Corp.                  29,000          832
   Applied Power, Inc.                42,000        1,617
-  Cuno Inc.                          55,000        1,210
-  The Cherry Corp. Class A           42,200          760
   Donaldson Co., Inc.                30,000          772
   General Cable Corp.                75,000        3,403
   Lindsay Manufacturing Co.          15,000          683
-  Mettler-Toledo International Inc.  74,700        1,657
   MTI Technology Corp.               20,000          345
-  Nobility Homes, Inc.               60,000          893
-  Palm Harbor Homes, Inc.            39,162        1,444
   SL Industries, Inc.                70,000        1,002
-  Southern Energy Homes, Inc.        57,000          691
   TransTechnology Corp.              30,000          904
-  Vivid Technologies, Inc.           50,000          750
                                                 --------
                                                   17,417
                                                 --------

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
TECHNOLOGY (15.2%)
-  Acxiom Corp.                       15,000     $    384
-  AXENT Technologies, Inc.           75,000        2,287
-  Davox Corp.                        38,750        1,206
-  Documentum, Inc.                   12,000          650
   IFR Systems, Inc.                  47,250        1,051
-  Mechanical Dynamics, Inc.          22,700          236
-  Melita International Corp.        118,500        2,163
-  Oak Technology, Inc.               80,000          505
-  Pinnacle Systems, Inc.             82,000        3,106
-  Remedy Corp.                      152,000        2,983
-  SBS Technologies, Inc.             20,000          575
-  STB Systems, Inc.                  73,375        1,468
   Schawk, Inc.                       25,000          319
-  Structural Dynamics
    Research Corp.                    67,000        1,667
-  Synopsys, Inc.                    104,841        3,433
                                                 --------
                                                   22,033
                                                 --------
UTILITIES (0.9%)
-  UniSource Energy Corp.             73,000        1,268
                                                 --------

OTHER (0.4%)
   Teleflex Inc.                      14,000          588
                                                 --------
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $110,688)                                139,084
---------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.3%)
---------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.95%, 4/1/1998--Note G            $3,530        3,530
   5.97%, 4/1/1998                     6,995        6,995
---------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $10,525)                                  10,525
---------------------------------------------------------
TOTAL INVESTMENTS (103.1%)
   (COST $121,213)                                149,609
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.1%)
---------------------------------------------------------
Other Assets--Note C                                1,606
Liabilities--Note G                                (6,099
---------------------------------------------------------
                                                   (4,493)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 11,804,175 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)       $145,116
=========================================================

NET ASSET VALUE PER SHARE                          $12.29
=========================================================

* See Note A in Notes to Financial Statements.
- Non-Income-Producing Security.
REIT--Real Estate Investment Trust.

---------------------------------------------------------
 AT MARCH 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
 Paid in Capital                    $121,699       $10.31
 Undistributed Net
   Investment Income                     302          .03
 Accumulated Net
   Realized Losses                    (5,281)        (.45)
 Unrealized Appreciation--Note F      28,396         2.40
---------------------------------------------------------
 NET ASSETS                         $145,116       $12.29
=========================================================

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
INTERNATIONAL PORTFOLIO               SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (96.2%)
---------------------------------------------------------
ARGENTINA (0.2%)
   YPF SA ADR                         15,000     $    510
                                                 --------

BELGIUM (1.0%)
   Credit Communal Holdings/Dexia     15,500        2,263
                                                 --------

BRAZIL (2.1%)
   Telecomunicacoes Brasileiras
    SA ADR                            33,341        4,328
   Usiminas-Usinas Siderurgicas
    de Minas Gerais SA ADR            90,000          720
                                                 --------
                                                    5,048
                                                 --------
CHILE (0.2%)
   Compania de Telecomunicaciones
    de Chile SA ADR                   13,600          375
                                                 --------

DENMARK (0.9%)
   Den Danske Bank A/S                16,000        2,091
                                                 --------

FRANCE (8.6%)
   Accor SA                            4,800        1,232
   Compagnie Generale des
    Eaux SA                           34,000        5,521
-  Compagnie Generale des
    Eaux SA
    Warrants Exp. 5/2/2001            18,200           20
   Compagnie de Saint-Gobain SA        7,282        1,199
   Compagnie des Gaz de Petrole
    Primagaz SA                        6,600          570
   Compagnie des Gaz de Petrole
    Primagaz SA Warrants
    Exp. 6/30/1998                       600            8
   Elf Aquitaine SA                   50,000        6,553
   Societe Generale SA                 8,700        1,741
   Synthelabo SA                      10,260        1,424
   Total SA B Shares                  18,000        2,161
                                                 --------
                                                   20,429
                                                 --------
GERMANY (8.1%)
   Allianz AG                            323           97
   Allianz AG (Registered)            11,000        3,322
   Bayer AG                           95,000        4,346
   Buderus AG                          1,500          675
   Deutsche Bank AG                   45,190        3,400
   Mannesmann AG                       4,900        3,587
   SGL Carbon AG                         890           98
   Veba AG                            50,700        3,597
                                                 --------
                                                   19,122
                                                 --------
HONG KONG (4.7%)
   Cheung Kong Holdings Ltd.         242,000        1,718
   China Resources Enterprise Ltd.   273,000          553
   Citic Pacific Ltd.                298,000        1,054
   HSBC Holdings PLC                  75,800        2,319
   Hong Kong Electric Holdings Ltd.  223,000          765
   Hong Kong Land Holdings Ltd.      135,000          232
   Hutchison Whampoa Ltd.            288,000        2,026
   New World Development
    Co., Ltd.                        167,000          589
   Sun Hung Kai Properties Ltd.      158,000        1,076
   Swire Pacific Ltd. A Shares       143,000          757
                                                 --------
                                                   11,089
                                                 --------
INDONESIA (0.1%)
   PT Gudang Garam                    96,000          133
   PT Telekomunikasi
    Indonesia ADR                     22,000          216
                                                 --------
                                                      349
                                                 --------
IRELAND (0.4%)
   Bank of Ireland PLC                47,950          948
                                                 --------

ITALY (4.1%)
   Assicurazioni Generali SPA         30,000          928
-  Banca di Roma                   1,675,800        2,827
   Telecom Italia Mobile SPA         509,000        2,735
   Telecom Italia SPA                418,000        3,295
                                                 --------
                                                    9,785
                                                 --------
JAPAN (16.1%)
   Dai-Nippon Printing Co., Ltd.      62,000        1,023
   Dowa Fire & Marine
    Insurance Co.                    500,000        1,608
   East Japan Railway Co.                400        1,854
   Fuji Photo Film Co., Ltd.         206,000        7,662
   Hirose Electric Co., Ltd.          10,500          523
   Keyence Corp.                       6,600          911
   Kuraray Co., Ltd.                  62,000          544
   Mabuchi Motor Co.                  24,000        1,332
   Matsushita Electric
    Industrial Co., Ltd.             240,000        3,851
   Mitsui & Co., Ltd.                 22,000          140
   Mitsui Fudosan Co., Ltd.           97,000          924
   Murata Manufacturing Co., Ltd.    101,000        2,787
   Nippon Steel Corp.                811,000        1,301
   Nippon Television Network           3,500        1,037
   Omron Corp.                       110,000        1,666
   SMC Corp.                          27,300        2,029
   Shin-Etsu Chemical Co., Ltd.       32,000          633
   Showa Shell Sekiyu K.K.            54,000          325
   Takeda Chemical Industries Ltd.   164,000        4,169
   Toho Co., Ltd.                      8,250          885
   Tokio Marine & Fire Insurance Co.  12,000          134
   Tokyo Electron Ltd.                   599           20
   Toppan Printing Co., Ltd.         158,000        1,943
   Yasuda Fire & Marine
    Insurance Co.                    170,000          868
                                                 --------
                                                   38,169
                                                 --------
KOREA (0.7%)
   Korea Electric Power Corp.         49,000          637
   L.G. Electronics Co.               15,000          207
   Pohang Iron & Steel Co., Ltd.       2,540          141
   SK Telecom Co.                        530          303
   Samsung Electronics Co., Ltd.       8,000          422
                                                 --------
                                                    1,710
                                                 --------
MALAYSIA (1.5%)
   Genting Bhd.                      130,900          449
   Malayan Banking Bhd.              149,000          573
   Resorts World Bhd.                120,000          265
   Sime Darby Bhd.                   308,000          345
   Telekom Malaysia Bhd.             207,500          718
   Tenaga Nasional Bhd.              403,000        1,019
   United Engineers Malaysia Bhd.    125,000          146
                                                 --------
                                                    3,515
                                                 --------

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
MEXICO (0.6%)
-  Cementos de Mexico SA
    de CV ADR                        150,000     $  1,331
                                                 --------

NETHERLANDS (14.0%)
   ABN-AMRO Holding NV               102,000        2,353
-  Baan Co. NV                        36,000        1,722
   Elsevier NV                        45,870          755
   Getronics NV                       81,643        3,505
   Hagemeyer NV                       14,800          717
   Heineken NV                        11,500        2,615
   ING Groep NV                      188,351       10,688
   Oce-Van Der Grinten NV             16,076        2,312
   Philips Electronics NV             78,000        5,725
   Polygram NV                        26,500        1,214
   Verenigde Nederlandse
    Uitgeversbedrijven
    Verenigd Bezit                    41,000        1,402
                                                 --------
                                                   33,008
                                                 --------
PHILIPPINES (0.8%)
   Ayala Land, Inc.                1,839,843          886
   Manila Electric Co. Class B       118,300          387
   Philippine Long Distance
     Telephone Co.                    24,000          668
                                                 --------
                                                    1,941
                                                 --------
SINGAPORE (1.5%)
   City Developments Ltd.            106,000          522
   DBS Land Ltd.                     162,000          274
   Development Bank of Singapore
    Ltd. (Foreign)                    75,900          555
   Development Bank of Singapore
    Ltd. Rights Exp. 4/26/1998        13,800           28
   Keppel Corp., Ltd.                 76,250          229
   Oversea-Chinese Banking
    Corp., Ltd. (Foreign)             53,760          303
   Singapore Airlines Ltd. (Foreign)  31,000          221
   Singapore Press Holdings Ltd.      81,152          930
   United Overseas Bank Ltd.
    (Foreign)                        107,000          593
                                                 --------
                                                    3,655
                                                 --------
SPAIN (2.0%)
   Endesa SA                         195,690        4,705
                                                 --------


SWEDEN (2.6%)
   Electrolux AB B Shares             14,000        1,156
   LM Ericsson Telephone
    AB B Shares                       37,000        1,759
   Svenska Handelsbanken
    AB A Shares                       70,000        3,240
                                                 --------
                                                    6,155
                                                 --------
SWITZERLAND (13.8%)
   ABB AG (Bearer)                     3,350        5,006
   Adecco SA (Bearer)                  4,950        1,750
   Alusuisse-Lonza Holding AG
    (Registered)                       1,300        1,578
   Novartis AG (Registered)            6,900       12,211
   Roche Holdings AG
    (Dividend-Right Certificates)        357        3,864
   Union Bank of Switzerland AG
    (Bearer)                           2,200        3,593
   Zurich Insurance Co. (Registered)   7,800        4,528
                                                 --------
                                                   32,530
                                                 --------
THAILAND (0.1%)
   PTT Exploration & Production
    PLC (Foreign)                     18,800          214
                                                 --------


UNITED KINGDOM (12.1%)
   Airtours PLC                       81,000          680
   Asda Group PLC                    800,000        2,710
   British Airways PLC               119,000        1,211
   British Land Co., PLC              84,000        1,055
   British Petroleum Co., PLC        306,751        4,428
   Cable and Wireless PLC            226,000        2,829
   Daily Mail & General Trust
    PLC Class A                       30,000        1,199
   EMI Group PLC                     180,000        1,495
   Enterprise Oil PLC                102,000          921
   Glaxo Wellcome PLC                124,400        3,348
   Granada Group PLC                  45,000          809
   LucasVarity PLC                   320,000        1,294
   Reckitt & Colman PLC               63,000        1,168
   David S. Smith Holdings PLC       100,000          331
   Tesco PLC                         330,000        3,310
   United News & Media PLC           109,000        1,493
   Vodafone Group PLC                 27,000          283
                                                 --------
                                                   28,564
                                                 --------
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $178,762)                                227,506
---------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENTS (15.2 %)
---------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.95%, 4/1/1998--Note G           $28,538       28,538
   5.97%, 4/1/1998                     7,498        7,498
---------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $36,036)                                  36,036
---------------------------------------------------------
TOTAL INVESTMENTS (111.4%)
   (COST $214,798)                                263,542
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-11.4%)
---------------------------------------------------------
Other Assets--Note C                                3,169
Security Lending Collateral
   Payable to Brokers--Note G                     (28,538
Other Liabilities                                  (1,738
---------------------------------------------------------
                                                  (27,107
---------------------------------------------------------

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
INTERNATIONAL PORTFOLIO                             (000)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 16,260,490 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)       $236,435
=========================================================

NET ASSET VALUE PER SHARE                          $14.54
=========================================================

* See Note A in Notes to Financial Statements.
- Non-Income-Producing Security.
ADR--American Depositary Receipt.

---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
 AT MARCH 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
 Paid in Capital                    $187,477       $11.53
 Undistributed Net
   Investment Income--Note E             218          .01
 Accumulated Net
   Realized Gains--Note E                 14           --
 Unrealized Appreciation
   (Depreciation)--Note F
   Investment Securities              48,744         3.00
   Foreign Currencies                    (18)          --
---------------------------------------------------------
 NET ASSETS                         $236,435       $14.54
=========================================================


                                       32



F642-3/1998